AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2000


                                                      Registration No. 333-82693


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2


[ ]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]     PRE-EFFECTIVE AMENDMENT NO. __1__
[ ]     POST-EFFECTIVE AMENDMENT NO. _____


                         AMERITRANS CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              747 Third Avenue, 4th Floor, New York, New York 10017
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)


                                 (212) 355-2449
              (Registrant's Telephone Number, Including Area Code)


                 Gary C. Granoff, Ameritrans Capital Corporation
              747 Third Avenue, 4th Floor, New York, New York 10017
                               Tel. (212) 355-2449
                               Fax. (212) 759-3338
                     (Name and Address of Agent for Service)

                                 with a copy to:


                         C. Walter Stursberg, Jr., Esq.
                               Stursberg & Veith
                        405 Lexington Avenue, Suite 4949
                         New York, New York 10174-4902
                              Tel. (212) 922-1177
                              Fax. (212) 922-0995





Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of this Registration Statement

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: | |

It is proposed that this filing will become effective

         [x] when declared effective pursuant to Section 8(c).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                         AMERITRANS CAPITAL CORPORATION

                              CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*

                                    ITEMS IN PARTS A AND B
    ITEM NO.                              OF FORM N-2                                      LOCATION IN PROSPECTUS
---------------------       -------------------------------------------        ---------------------------------------------------
       1.                   Outside Front Cover....................            Front Cover Page

       2.                   Inside Front and Outside                           Front Cover Page and Outside
                            Back Cover Page........................            Back Cover Page

       3.                   Fee Table and Synopsis.................            Prospectus Summary--Fees and
                                                                               Expenses; Additional Information

       4.                   Financial Highlights...................            Prospectus Summary--Summary
                                                                               Consolidated Financial Data; Selected
                                                                               Financial Information; Management's
                                                                               Discussion and Analysis of Financial
                                                                               Condition and Results of Operations

       5.                   Plan of Distribution...................            Cover Page; Prospectus Summary;
                                                                               Underwriting

       6.                   Selling Stockholders...................            Not Applicable

       7.                   Use of Proceeds........................            Use of Proceeds

       8.                   General Description of the
                            Registrant.............................            Cover Page; Prospectus Summary; Risk
                                                                               Factors; Distributions; Price Range of
                                                                               Common Stock; Management's
                                                                               Discussion and Analysis of Financial
                                                                               Condition and Results of Operations;
                                                                               Business; Investment Policies; Financial
                                                                               Statements

       9.                   Management.............................            Management; Investment Policies

       10.                  Capital Stock, Long Term Debt,
                            and Other Securities...................            Distributions; Price Range of Common
                                                                               Stock; Business; Federal Income Tax
                                                                               Considerations; Description of Capital
                                                                               Stock

       11.                  Defaults and Arrears on Senior
                            Securities.............................            Not Applicable

       12.                  Legal Proceedings......................            Not Applicable

-------------------------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

                                    ITEMS IN PARTS A AND B
    ITEM NO.                              OF FORM N-2                                      LOCATION IN PROSPECTUS
---------------------       -------------------------------------------        ---------------------------------------------------
       13.                  Table of Contents of the
                            Statement of Additional
                            Information............................            Not Applicable

       14.                  Cover Page.............................            Not Applicable

       15.                  Table of Contents......................            Not Applicable

       16.                  General Information and
                            History................................            Business

       17.                  Investment Objective and
                            Policies...............................            Business; Investment Policies

       18.                  Management.............................            Management; Principal Stockholders

       19.                  Control Persons and Principal
                            Holders of Securities..................            Principal Stockholders

       20.                  Investment Advisory and Other
                            Services...............................            Management; Experts; Investment
                                                                               Policies

       21.                  Brokerage Allocation and Other
                            Practices..............................            Not Applicable

       22.                  Tax Status.............................            Federal Income Tax Considerations

       23.                  Financial Statements...................            Index to Financial Statements; Financial
                                                                               Statements

We will amend and complete the information in this Prospectus. Although we are permitted by US federal securities laws to offer to sell these securities using this Prospectus, we may not sell them or accept your offer to buy them until the documentation filed with the SEC relating to these securities has been declared effective by the SEC. This Prospectus is not an offer to sell these securities and it is not soliciting your offer to buy these securities in any state where that would not be permitted or legal.



                     Subject to Completion -- March 31, 2000



                         AMERITRANS CAPITAL CORPORATION

                        1,100,000 Shares of Common Stock


We are a specialty finance company that, through our subsidiary, Elk Associates Funding Corporation ("Elk"), makes loans to the owners of medallion taxi businesses in the New York City, Chicago, Miami, and Boston markets and to other small businesses. Ameritrans has the same management as Elk and was formed as a holding company in 1998 to acquire and operate Elk and to engage in other specialty finance business. Elk began operating in 1980 and was acquired by Ameritrans Capital Corporation ("Ameritrans") on December 16, 1999. Both Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940.

We are selling 1,100,000 shares of Common Stock pursuant to a direct participation offering.

Our Common Stock is currently traded on the NASDAQ SmallCap Market under the symbol "AMTC." After the offering, it is anticipated that our Common Stock will trade on the NASDAQ National Market. Our proposed NASDAQ National Market symbol is "____." On _____ __, 2000, the last reported sale price of the Common Stock was $____ per share.


                                                    PER SHARE        TOTAL

Public Offering Price                               $                $
Proceeds before expenses to Ameritrans              $                $


              -----------------------------------------------------



         This Prospectus sets forth the information about our company that you should know before purchasing Common Stock. You are advised to read this Prospectus and retain it for future reference.

         This investment involves certain risks. See "Risk Factors," starting on page 8.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                      Prospectus dated __________ __, 2000

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
PROSPECTUS SUMMARY..............................................................................................  1

RISK FACTORS....................................................................................................  8

USE OF PROCEEDS................................................................................................. 19

DILUTION ....................................................................................................... 20

DISTRIBUTIONS................................................................................................... 21

PRICE RANGE OF COMMON STOCK..................................................................................... 22

CAPITALIZATION.................................................................................................. 24

SELECTED FINANCIAL INFORMATION.................................................................................. 25

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
         RESULTS OF OPERATIONS.................................................................................. 27

BUSINESS ....................................................................................................... 31

INVESTMENT POLICIES............................................................................................. 45

MANAGEMENT...................................................................................................... 48

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT..................................................... 55

CERTAIN TRANSACTIONS............................................................................................ 57

REGULATION...................................................................................................... 59

FEDERAL INCOME TAX CONSIDERATIONS............................................................................... 61

DESCRIPTION OF CAPITAL STOCK.................................................................................... 65

SHARES ELIGIBLE FOR FUTURE SALE................................................................................. 66


DIRECT PARTICIPATION OFFERING................................................................................... 67

EXPERTS  ....................................................................................................... 68

LEGAL MATTERS................................................................................................... 68

ADDITIONAL INFORMATION.......................................................................................... 68

INDEX TO FINANCIAL STATEMENTS...................................................................................F-1


                               PROSPECTUS SUMMARY


                  THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION CONTAINED IN OTHER PARTS OF THIS PROSPECTUS. THIS SUMMARY IS NOT COMPLETE AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON STOCK. IN THIS PROSPECTUS, UNLESS THE CONTEXT INDICATES OTHERWISE, "WE" MEANS AMERITRANS, ELK, AND ANY OTHER SUBSIDIARIES AMERITRANS MAY ESTABLISH OR ACQUIRE, COLLECTIVELY. "AMERITRANS" OR "ELK" MEANS EACH COMPANY ALONE. YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY, ESPECIALLY THE RISKS OF INVESTING IN THE COMMON STOCK DISCUSSED UNDER "RISK FACTORS." UNLESS OTHERWISE INDICATED, ALL THE INFORMATION IN THIS PROSPECTUS:


        o GIVES EFFECT TO AMERITRANS' ACQUISITION OF ELK IN A ONE-FOR-ONE SHARE EXCHANGE ON DECEMBER 16, 1999;



                                   THE COMPANY


         Ameritrans is a specialty finance company that, through its subsidiary, Elk Associates Funding Corporation, makes loans to the owners of medallion taxi businesses in the New York City, Chicago, Miami, and Boston markets and to other small businesses. Ameritrans has the same management as Elk and was formed in 1998 to acquire and operate Elk and to engage in other specialty finance business, directly or through other subsidiaries. To date, our only business activities have been the operation of Elk. Our investment objectives are to achieve a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value.


         Ameritrans and Elk have both elected to be treated as "regulated investment companies," or "RICs," for tax purposes. A RIC will generally not be subject to U.S. federal corporate income tax on its investment income if it makes qualifying distributions of its income to stockholders. A RIC qualifies for this treatment as long as it distributes at least 90% of its investment company taxable income to stockholders as dividends. Ameritrans has organized another subsidiary, Elk Capital Corporation ("Elk Capital"), which will engage in similar lending and investment activities, although Elk Capital has elected not to be treated as a RIC. As a result, Elk Capital will not be required to make distributions to its stockholder(s), and we intend to use any after-tax earnings of Elk Capital to internally finance growth.


         Our management has successfully operated Elk since it began its taxi medallion finance business in 1980. Taxi loans represented approximately 79% of Elk's loan portfolio as of June 30, 1999. Elk has historically had a very low delinquency rate with these loans and has never suffered a material loss in connection with taxi financings. The balance of Elk's loans have been made to other small businesses, such as laundromats, dry cleaners, and automobile dealers, primarily in the New York City metropolitan area. The principal amounts of Elk's loans typically range from $50,000 to $1,000,000. Elk's loan portfolio has increased from $22,137,343 as of June 30, 1994 to $58,029,360 as of December 31, 1999.

         Our business niche is small businesses that are often overlooked by banks and other lenders and investors who have lengthy approval processes and frequently will not consider making small loans. In contrast, we can quickly evaluate, and make funds available to, small business borrowers. Further, because funding resources accessible to such borrowers are limited, we can make loans at rates that are favorable to us. As of December 31, 1999, the interest rates on Elk's outstanding loans ranged from 8% to 18%, and the weighted average rate on Elk's outstanding loans was 11.00%.

         We intend to continue to make taxi loans. Because the taxi financing industry is highly fragmented, we may seek to expand in this area through acquisitions of existing taxi finance companies or loan portfolios. We also intend to further diversify our activities by lending to and investing in a broader range of small businesses, directly, and indirectly through Elk, Elk Capital and other subsidiaries that we may form or acquire. Elk is a "small business investment company," or "SBIC," subject to certain restrictions under U.S. Small Business Administration ("SBA") regulations. These restrictions include limitations on the size of borrowers, the size of loans and the term of loans. Ameritrans is not an SBIC, so its direct activities and other subsidiaries will not be subject to these restrictions.


         We also intend to build our business by using the Internet to increase our market visibility, to accept and process loan applications, and to expand our market by making ourselves more accessible to prospective borrowers through our websites and via e-mail.

         Both Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act").


         Ameritrans was incorporated in Delaware on February 12, 1998. Our principal offices are located at 747 Third Avenue, 4th Floor, New York, New York 10017 and our telephone number is (212) 355-2449. The Ameritrans website address is www.ameritranscapital.com and the website address for Elk is www.elkassociates.com. Both websites are currently under construction. The information contained at our websites is not incorporated into this Prospectus.

                                  THE OFFERING

Common Stock offered                     1,100,000 shares


Common Stock Outstanding(1)
         Before the Offering             1,745,600 shares
         After the Offering              2,845,600 shares



Current Trading Symbol:
         NASDAQ SmallCap Market          AMTC


Proposed Trading Symbol:
         NASDAQ National Market          ____

Risk Factors                             For a discussion of risks that you
                                         should consider before buying shares of
                                         the Common Stock, see "Risk Factors."


Use of Proceeds                          To temporarily reduce our indebtedness;
                                         to fund our loan and investment
                                         activities, including Elk's SBIC
                                         investment portfolio and our expanded
                                         specialty finance lending business to
                                         be conducted directly by Ameritrans or
                                         through other subsidiaries; and for
                                         working capital. See "Use of Proceeds."


Distributions                            Ameritrans pays quarterly cash
                                         dividends to our stockholders of at
                                         least 90% of our investment company
                                         taxable income. See "Distributions."

---------------------------------


(1) The number of shares outstanding and to be outstanding after the Offering does not include 125,000 shares authorized under our 1999 Employee Incentive Stock Option Plan, including 100,000 shares issuable upon the exercise of options that have been granted under this plan to date. It also does not include 75,000 shares authorized under our Non-employee Director Stock Option Plan, pursuant to which, options to purchase 22,224 shares have been granted. See -- "Management -- Stock Option Plans."

                                Fees and Expenses


         Because Ameritrans is a closed-end management investment company, we are required to include the following table in this Prospectus. The purpose of the table is to assist stockholders in understanding the various costs and expenses that stockholders of Ameritrans bear, directly or indirectly.

                                  Fee Table(1)

ANNUAL EXPENSES (as a percentage of net assets attributable
    to Common Stock)............................................................................................(2)
    Interest Payments on Borrowed Funds.........................................................................(3)
    Operating Expenses..........................................................................................(4)

Total Annual Expenses.........................................................................................    %

---------------------------

(1)      Based on estimated amounts for the current fiscal year.


(2) Assumes a net asset value of $__________, which will be our estimated stockholders' equity upon completion of the Offering. Operating expenses, interest payments on borrowed funds, and other expenses are calculated on an annualized basis based on our operations for the period beginning July 1, 1999 and ended December 31, 1999.

(3) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks and on subordinated SBA debentures. See "Business -- Sources of Funds."


(4) Operating expenses consist primarily of general and administrative expenses, including compensation and employee benefits, professional fees, rent, travel and other marketing expenses, and various costs associated with collections. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations, Operating Expenses."


Example:


         The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Ameritrans. These amounts assume no increase or decrease in leverage and payment by us of operating expenses at the levels set forth in the table above.

         An Ameritrans stockholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


         1 YEAR             3 YEARS              5 YEARS              10 YEARS
         ------             -------              -------              --------
       $                  $                    $                    $


         This example, as well as the information set forth in the table above, should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, the example assumes reinvestment of all dividends and distributions at net asset value.

                       SUMMARY CONSOLIDATED FINANCIAL DATA


         On December 16, 1999, Ameritrans acquired Elk in a share-for-share exchange. Prior to the acquisition, Elk had been operating independently and Ameritrans had no operations.


         The tables below contain certain summary historical financial information of Elk. The data at December 31, 1999 and for the six months ended December 31, 1998 and 1999 are derived from the Company's unaudited financial statements and include all adjustments, consisting only of normal recurring adjustments, that we consider necessary to fairly present such data. The results for the six months ended December 31, 1999 do not necessarily indicate the results to be expected for the full year ending June 30, 2000. You should read these tables in conjunction with the consolidated financial statements of Ameritrans (the "Financial Statements") included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operations."




  STATEMENT OF
   OPERATIONS                                      FISCAL YEAR ENDED                                          SIX MONTHS ENDED
      DATA                                             JUNE 30,                                                  DECEMBER 31,
                  -----------------------------------------------------------------------------------         ----------------
                        1995            1996            1997             1998             1999             1998             1999
                        ----            ----            ----             ----             ----             ----             ----
                                                                                                                (unaudited)
Investment
Income .........      $ 2,629,901     $ 3,084,412      $ 4,023,795      $ 4,606,456       $ 5,583,894   $ 2,694,948     $ 3,274,408
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Interest Expense        1,002,959       1,105,993        1,582,700        1,840,731         2,440,051     1,192,115       1,546,047

Other Expenses .          960,474       1,108,505        1,408,034        1,852,262         1,903,182       890,961       1,057,894
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Total Expenses .        1,963,433       2,214,498        2,990,734        3,692,993         4,343,233     2,083,076       2,603,941
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Investment
Income Before
Credit
(provision) for
Loan Gains
(losses) and
Gains (Losses)
on Assets
Acquired and
Income Taxes ...          666,468         869,914        1,033,061          913,463         1,240,661       611,872         670,467
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Credit
(provision) for
Loan Gains
(losses) and
Gains (Losses)
on Assets
Acquired .......          (13,515)         44,292           (8,923)         (14,649)          (11,272)         (268)         (1,935)

Other Income ...                                            24,885           38,798             7,200

Benefit of
(Provision for)
Income Taxes(1)                --          (5,945)         (28,676)          (3,271)              769           293         (11,983)
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Net Income .....      $   652,953     $   908,261      $ 1,020,347      $   934,341         1,237,358   $   611,897     $   656,549
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Net Income Per
Common Share
(basic and diluted)   $       .66     $       .73      $       .79      $       .62       $       .71   $       .35     $       .37
                      ===========     ===========      ===========      ===========       ===========   ===========     ===========

Common Stock
Dividends Paid .      $        --     $   937,028      $   946,655       $ 1,300,930      $ 1,256,832    $   628,416     $   628,416
                      ===========     ===========      ===========       ===========      ===========    ===========     ===========

  STATEMENT OF
   OPERATIONS                                      FISCAL YEAR ENDED                                      SIX MONTHS ENDED
      DATA                                             JUNE 30,                                             DECEMBER 31,
                       ---------------------------------------------------------------------------      -------------------
                          1995           1996            1997             1998          1999            1998           1999
                          ----           ----            ----             ----          ----            ----           ----
                                                                                                            (unaudited)
Weighted
Average
Shares of
Common Stock
Outstanding Basic         988,953     1,247,120       1,283,600         1,518,969     1,745,600       1,745,600       1,745,600
                       ==========    ==========      ==========        ==========    ==========      ==========      ==========

Unrealized
appreciation of
equity securities
not included in
net income             $       --    $       --      $   58,241        $  140,548    $   62,964      $        0      $        0
                       ==========    ==========      ==========        ==========    ==========      ==========      ==========


BALANCE SHEET DATA                                                          DECEMBER 31,

                                          JUNE 30, 1999               1999                1999
                                          -------------               ----                ----

                                                                  (unaudited)        as adjusted(2)

Loans Receivable ..........               $ 51,103,932           $ 58,029,360        $

Unrealized depreciation of
investments ...............                   (380,000)              (380,000)

Net of unrealized
depreciation of investments                 50,723,932             57,649,360

Total assets ..............                 54,510,801             61,891,295

Notes payable and demand
notes .....................                 31,000,000             38,600,000

Subordinated SBA
debentures ................                  8,880,000              8,880,000

Total liabilities .........                 40,772,584             48,488,341

Total stockholders' equity                  13,738,217             13,402,954

--------------------------------------

(1) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company, and substantially all taxable income was required to be distributed to stockholders. Therefore, only minimal taxes were required to be paid.

(2) This column shows the effect of the sale of 1,100,000 shares of Common Stock in this Offering at the offering price of $_____ and our application of the net proceeds of the Offering. See "Use of Proceeds" and "Capitalization."

                                  RISK FACTORS


         AN INVESTMENT IN THE COMMON STOCK INVOLVES A SIGNIFICANT DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING INFORMATION ABOUT THESE RISKS, TOGETHER WITH THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS, BEFORE BUYING SHARES OF THE COMMON STOCK.

OUR BUSINESS IS AFFECTED BY TAXI INDUSTRY CONDITIONS AND REGULATIONS.


         As of December 31, 1999, approximately 80% of Elk's outstanding loans were to finance the ownership of taxi medallions, taxis and related assets. The taxi industry, and the ability of taxi owners to qualify for and repay loans may be subject to factors that we cannot predict or control, such as the following:


o Taxi medallions are the main component of the collateral for the loans that we make to taxi owners. Local governments in New York City and other cities have traditionally issued a limited number of taxi medallions. This generally has had the effect of increasing the value of the existing medallions, although there have been periods when the value of medallions has remained stable or declined. If the number of medallions available in any city is significantly increased, the value of both the new and outstanding medallions may decrease which, in turn, would decrease the value of the collateral for our loans.

o Taxi fare rates and regulations are generally set by local government agencies, and rates may remain fixed at a time when operating expenses are increasing. As a consequence, in the short term, taxi operators may find it more difficult to cover their expenses and to service their loans from us. This could adversely affect the collectibility of our loans and the value of our collateral.

WE MAY BE NEGATIVELY AFFECTED BY ANY DOWNTURN IN LOCAL ECONOMIC CONDITIONS.

         Any downturn in local economic conditions in our geographic markets could decrease the demand for taxi services. If that happens, taxi owners who currently have loans from Elk could find it more difficult to repay their loans and the value of the medallions, the taxis and the other assets securing those loans could be diminished.


         As of December 31, 1999, approximately 50% of our currently outstanding loans were to taxi operators and other small businesses in New York City. We cannot be sure that we will be able to sufficiently diversify our operations geographically or that an economic downturn in New York City would not adversely affect our business. See "Business."


WE OPERATE IN A HIGHLY COMPETITIVE INDUSTRY.

         We compete with many other lenders, such as banks, credit unions, finance companies and other SBICs, that offer loans to owners of taxi medallions and other small businesses. Many of our competitors, including certain other lenders that specialize in making loans to the taxi industry, are significantly larger than we are and may, as a result, be able to obtain more favorable terms from their financing sources than we can obtain from our banks. If our competitors can lend at rates lower than we can, we will be at a competitive disadvantage. We also will be competing with lenders who may have significantly more expertise in evaluating small businesses in other industries and providing managerial assistance to borrowers, which may make them more attractive to potential small business borrowers. In addition, some of our competitors are subject to different and in some cases less stringent regulation than we are.


THE CONTINUATION AND EXPANSION OF OUR BUSINESS IS DEPENDENT UPON THE AVAILABILITY OF BANK FINANCING.

         We have a continuing need for capital to finance our lending activities. We fund our operations through credit facilities with bank syndicates and, to a lesser degree, through subordinated SBA debentures. Our business is dependent on our ability to continue to borrow funds from banks or the SBA on favorable terms. Because we distribute to our stockholders at least 90% of our investment company taxable income, these earnings are not available to us to fund loans to our customers.


         As its operations have expanded, Elk has increasingly relied upon bank financing for the funds it uses to make loans. Elk currently has three bank lines of credit aggregating $40,000,000. Under these lines of credit, Elk may borrow up to $40,000,000 at varying interest rates. As of December 31, 1999, Elk had approximately $38,600,000 of bank loans outstanding. See "Selected Financial Information."

         Under a 1993 agreement with the SBA (the "SBA Agreement"), Elk is permitted to borrow from its lenders, which include banks and the SBA, up to 80% of its "working assets," which are computed quarterly under a formula that takes into account Elk's capital and the value of Elk's loans and investments. As of December 31, 1999, Elk's aggregate indebtedness was $47,480,000, representing approximately 77% of its working assets as of that date. However, we cannot predict whether our lenders would agree to increase Elk's credit lines on favorable terms, or at all.


         Because Ameritrans is not an SBIC, it will not be able to obtain any funding from the SBA. We expect to fund the activities we propose to undertake directly or through subsidiaries other than Elk by using a portion of the proceeds of this Offering and establishing bank lines of credit. We do not currently have commitments from any banks for any additional lines of credit, and we cannot predict whether we will be able to arrange lines of credit on acceptable terms or if the funds available to us will be sufficient to make acquisitions or otherwise expand our operations or to engage in activities at a level that will enable us to continue to operate profitably. See "Business -- Sources of Funds."


OUR PROFITABILITY MAY DECREASE IF THE DIFFERENCE BETWEEN THE INTEREST RATES WE PAY AND THE INTEREST RATES WE CHARGE DECREASES.


         We can achieve a profit on borrowed funds only if there is a sufficient spread between the interest rates we are charged for the funds we borrow and the interest rates we charge our borrowers. If the interest rates we pay rise, our cost of funds will increase while the rates our borrowers pay remain fixed, and our profitability could decrease. To partially contain this risk, we have purchased interest rate caps and swaps. While these limit our exposure to rising interest rates, they initially increase the effective interest rates that we pay on loans subject to the caps or swaps.

         Furthermore, the loans we make typically may be prepaid by the borrower upon payment of certain prepayment charges. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is higher than prevailing interest rates. If lower interest rates are available, we may have difficulty re-lending any prepaid funds at comparable rates. If borrowers elect to refinance loans previously made at higher interest rates and our interest costs are not correspondingly reduced, our profits from the refinanced rates would be lower.

         At December 31, 1999, our outstanding debt was as follows:

         o Elk had $38,600,000 outstanding under credit lines from its banks, secured by all of its assets and bearing interest at various floating rates. The current rates of interest ranged from 7.08% to 7.97%; however, as a result of interest rate swap agreements, the effective (capped) rate as to $10,000,000 was 7.36%. The revolving lines of credit mature in March 2000.



         o Elk had $8,880,000 outstanding under subordinated SBA debentures, with interest at fixed annual rates ranging from 6.12% to 8.20% and maturities ranging from September 2003, to March 2007.


         The weighted average annual rate of interest on all of our borrowings was 7.1%. Based upon that rate, we must achieve annual returns on investments of at least 5.33% to cover our total annual interest payments. See "Business -- Source of Funds."


LEVERAGE MAY INCREASE THE VOLATILITY OF OUR NET ASSET VALUE AND THE MARKET PRICE OF OUR COMMON STOCK.

         Leverage poses certain risks for our stockholders, including possible higher volatility of both our net asset value and the market price of the Common Stock, due to the following factors, among others:

o Since we must pay interest to our lenders before we can distribute any income to our stockholders, fluctuations in the interest rates payable to the lenders affect the yield to our stockholders. Income we earn from operations and from lending the proceeds of the funds we borrow must exceed the interest we must pay on such borrowed funds in order for there to be income available for distribution to stockholders.

o The high rate of distribution of investment company taxable income required to maintain our tax status as a RIC limits the funds that can be retained in the business to cover periods of loss, provide for future growth and pay for extraordinary items.

o In the event of a liquidation, our lenders and other creditors would have to be paid before any distribution could be made to our stockholders.


         The following table illustrates the effect of leverage to a stockholder, assuming our cost of funds at December 31, 1999, as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:



    Assumed return on investments (net of
    expenses)(1).......................................   -10%         -5%          0%          5%           10%
    Corresponding net income to common
    stockholders(1)....................................   -66%        -44%         -23%        -1%           20%

--------------------------------------

         (1) Assumes (i) $58.2 million in average assets, (ii) an average cost of funds of 7.1%, (iii) $43.7 million in average debt outstanding and (iv) $13.6 million of average stockholders equity.

WE MAY EXPERIENCE LOSSES IN CONNECTION WITH FORECLOSURES OF TAXI LOANS.

         We believe that the collateral securing our loans is adequate, and we have never experienced a material loss of principal in connection with a taxi medallion financing. However, in the event of a foreclosure, we cannot be sure that we will be able to recoup all or a portion of a loan, and the costs of foreclosure proceedings could also reduce our recovery.

OUR BORROWERS FOR NON-TAXI, DIVERSIFIED LOANS ARE SMALL BUSINESSES THAT HAVE LIMITED FINANCIAL AND PERSONNEL RESOURCES.

         Elk's non-taxi, diversified loans are not guaranteed by the SBA, and its borrower base consists primarily of small business owners who have limited resources. There is generally no publicly available information about such small business owners, and these small businesses are unlikely to have audited financial statements. Consequently, we must base our credit decisions on the information our employees and agents are able to obtain. Typically, the success of small businesses and their ability to repay our loans are dependent upon the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a serious effect on their business and make it more difficult for them to repay our loans. Moreover, small businesses may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results.

WE HAVE EXPERIENCED LOSSES IN CONNECTION WITH OUR DIVERSIFIED LOANS, AND WE MAY BE REQUIRED TO INCREASE OUR RESERVES IN THE FUTURE.

         Elk has in the past realized losses of principal on its diversified loans. These loans typically carry more risk than taxi loans because the loan collateral is generally not as valuable or liquid as the medallions and taxis that are the collateral for taxi loans. Consequently, as we increase our non-taxi diversified loans, our risk of losses of principal may increase. We must continuously review our loan portfolio to assess the performance of all our loans. Losses in connection with any type of loan might require us to adjust the market valuation of our loan portfolio and increase our reserves.


THE RISKS OF LOANS AND INVESTMENTS IN OTHER SMALL BUSINESS BORROWERS MAY BE GREATER THAN THE RISKS OF TAXI LOANS.

         Elk has historically made only a small percentage of its loans to small businesses other than taxi operators, and we intend to increase Elk's loans to other types of small businesses. In addition, Ameritrans will make loans to other types of businesses, directly, through Elk Capital, or through other subsidiaries. The risks affecting the collectibility of loans to taxi operators in major cities are unlikely to dramatically change in the foreseeable future or to vary substantially from region to region. However, factors affecting the potential for success of other types of small businesses and the risks of making loans to such businesses are likely to be very different from those that affect the operation of a taxi business and may vary significantly from industry to industry and from region to region.

         Our non-taxi, diversified loans are secured by collateral which typically includes personal guarantees, mortgages on real estate, and/or a security interests in personal property. Although we make substantial efforts to collateralize our non-taxi, diversified loans to the extent possible, the collateral on these loans is, in our experience, not as liquid as our security interest in the taxi medallions we acquire in connection with our financing of loans to taxi owners. Furthermore, the collateral often does not fully cover the amount of the underlying indebtedness. Any portion of the loan not recovered by the enforcement of personal guarantees or through the sale of the underlying collateral would be a loss and would result in a charge to our earnings. Further, foreclosures on real estate mortgages or proceedings to enforce our rights under loan guarantees invariably require more time and are more costly than foreclosing on taxi medallions.

         In addition to the risks related to the value of the collateral securing these loans, such risks may include:

o   The location of the potential borrower.

o   The business experience of the borrower's management.

o   The competition faced by the borrower.

o The effect of local, national and international economic conditions on the business prospects of the borrower.

o The short-term and long-term capital and personnel requirements of the borrower's business.

o   The potential effect of changes in technology on the borrower's business.

    Consequently, if we commit a significant portion of our available funds to businesses in other industries, our profitability may be decreased if the risks affecting the operations of our borrowers are greater than we anticipated.

VARIOUS FACTORS MAY NEGATIVELY AFFECT OUR PORTFOLIO VALUATION.


     Under the 1940 Act, our loan portfolio must be recorded at fair market value or "marked to market." Unlike certain lending institutions, we are not permitted to establish reserves for loan losses, but adjust quarterly the valuation of our portfolio to reflect our estimate of the current realizable value of the loan portfolio. Since no ready market exists for this portfolio, fair market value is subject to the good faith determination of our management and the approval of our Board of Directors. In determining such value, the directors may take into consideration various factors such as the financial condition of the borrower, the adequacy of the collateral and interest rates. For example, in a period of sustained increases in market rates of interest, the Board of Directors could decrease its valuation of the portfolio because the portfolio consists primarily of fixed-rate loans. These fair valuation procedures are designed to approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based on the foregoing criteria, we determine net unrealized depreciation or appreciation of investments, or the amount by which our estimate of the current realizable value of our portfolio is above or below its cost basis. As of December 31, 1999, our loan portfolio was recorded on the balance sheet at fair market value, which included $380,000 of net unrealized depreciation, as estimated in accordance with the 1940 Act and the purchase method of accounting. At December 31, 1999, our net unrealized appreciation was approximately $261,000.


     Based upon current market conditions and current loan to value ratios, the Board of Directors believes that the net unrealized depreciation of investments is adequate to reflect the fair market value of the portfolio. However, if interest rates increase, net unrealized depreciation of investments could increase, and net increase in net assets resulting from operations could decline. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or in the sale of portfolio loans, we would be able to recover the amounts reflected on our balance sheet. Further, costs associated with foreclosure proceedings, such as a 5% New York City transfer tax assessed in connection with every medallion transfer, may reduce our expected net proceeds. See "Business -- Loan Portfolio; Valuation."

WE MAY ENCOUNTER DIFFICULTIES IN MAKING ACQUISITIONS ON FAVORABLE TERMS AND IN INTEGRATING ACQUISITIONS INTO OUR OPERATIONS.

         We intend to expand our business in part by acquiring other taxi-related businesses or other finance companies or loan portfolios in our existing as well as in new geographic markets. We will have to identify companies that we believe will add value to our operations and negotiate the terms on which we can acquire these companies. It is likely that potential acquisition targets may also be attractive to others, who may be able to offer more favorable terms than we can. We may use Common Stock (which could result in dilution to purchasers of Common Stock) or debt (which may be long-term), or use any combination of Common Stock and debt to make acquisitions. There can be no assurance that we will successfully identify and acquire other companies or that any acquisitions we make will ultimately add to our profitability. While we regularly evaluate potential acquisition opportunities, we currently have no commitments, agreements or understandings with respect to any material acquisition.

         We have had no prior experience in making acquisitions and integrating other companies into our operations. Corporate acquisitions entail risks that may include the following, among others:

o        We may encounter undisclosed liabilities in acquired entities.

o We may have to deal with issues associated with entry into markets that are new to us, such as reliance on new personnel.

o Difficulties may arise in integrating the acquired operations or managing problems due to sudden increases in the size of our loan portfolio, and we may be required to modify our operating systems and procedures, hire additional staff, obtain and integrate new equipment and complete other tasks to assimilate new and increased business activities.

WE RELY, IN PART, ON SBA FINANCING.


         At December 31, 1999, approximately $8,880,000, or 19%, of Elk's outstanding debt consisted of subordinated SBA debentures, and we intend to continue to seek to finance a portion of Elk's business through SBA funding programs. The continued availability of funds from the SBA will be subject to various factors beyond our control, including the following:



o The financing that the SBA makes available to SBICs is limited. The amount of financing we have received from the SBA has not changed significantly over the last five years, and we have not relied on SBA funds to finance Elk's growth. Although funds are presently available to qualified applicants, if Elk seeks additional SBA financing in the future, it will compete with many other SBICs for these funds.


o The amount of financing Elk would be eligible to receive from the SBA is calculated using a formula that nets certain expenses and adjustments from Elk's capital.

o SBA financing may be restricted in its application. The SBA has determined that due to its concerns regarding the concentration of SBIC loans in the taxi industry and the availability of private capital to finance taxi related businesses, additional SBA financing may not be made available to certain SBICs for such loans.

WE WILL BE DEPENDENT ON DIVIDENDS FROM ELK AND ANY FUTURE SUBSIDIARIES FOR OUR OPERATING INCOME AND CASH FLOW.

         We are a holding company and we derive and will derive most of our operating income and cash flow from our subsidiaries. Currently, we derive all of our income from Elk. While we intend to commence other operations, either directly or through other subsidiaries we establish or acquire, we do not currently have any other such operations. As a result, we rely entirely upon distributions from Elk to generate the funds necessary to make dividend payments and other distributions to our stockholders. Funds are provided to us through dividends, but there can be no assurance that Elk or any other subsidiaries will be in a position to continue to make such dividend payments. See "Business" and "Distributions."

WE WILL CONTINUE TO QUALIFY FOR TAX TREATMENT AS A REGULATED INVESTMENT COMPANY ONLY IF OUR ACTIVITIES COMPLY WITH CERTAIN PROVISIONS OF THE TAX LAW.

RISKS ASSOCIATED WITH DISTRIBUTION REQUIREMENTS AND LEVERAGE

         Ameritrans and Elk have each qualified as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In any year in which these companies qualify under Subchapter M, they generally will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that they distribute to stockholders, provided they distribute at least 90% of the investment company taxable income to their stockholders. In addition to the distribution requirement, to qualify as RICs, Elk and Ameritrans must also meet certain income and diversification requirements.

         However, the 1940 Act contains certain asset coverage ratio requirements applicable to investment companies that use leverage, as Elk does and Ameritrans intends to do. Because Elk is an SBIC, it is exempt from these requirements, but Ameritrans will be subject to them. These asset coverage requirements could, under certain circumstances, prohibit Ameritrans from making distributions that are necessary to maintain RIC status. In addition, the asset coverage and distribution requirements limit our ability to retain earnings, establish loss reserves, provide for future growth, and pay for extraordinary items, such as the repayment of debt principal. Qualification as a RIC under Subchapter M is determined on an annual basis and, although Ameritrans and Elk are currently qualified as RICs, we cannot be sure that they will each continue to qualify for such treatment. If they were to elect not to be treated as RICs, or were to fail to qualify for RIC status for any reason, their respective incomes would become fully taxable, and a substantial reduction in the amount of income available for distribution to Ameritrans and its stockholders would result. See "Investment Policies -- Ameritrans Investment Policies," "Federal Income Tax Considerations," and "Regulation."


         The Small Business Investment Act of 1958 (the "1958 Act") and regulations thereunder (the "SBA Regulations") govern the activities of SBICs and under certain circumstances may have the effect of restricting distributions by SBICs, such as Elk. The SBA has made loans to Elk, and Elk has issued debentures in the amount of those loans to the SBA. Under the SBA Regulations, Elk is required to pay any interest due to the SBA on a timely basis. Historically, Elk has made timely payment of interest due to the SBA. However, if Elk were unable to do so in the future for any reason at a time when it had investment company taxable income, it could be prohibited by SBA Regulations from making the distributions necessary to maintain its qualification as a RIC. Under such circumstances, in order to comply with the SBA Regulations and the RIC distribution requirements, Elk would have to request and receive a waiver of the SBA's restrictions. In the absence of a waiver, compliance with the SBA Regulations could result in loss of RIC status by both Elk and Ameritrans, and the consequent imposition of corporate tax on both companies.


         In addition, Elk must comply with certain covenants contained in its loan agreements with its banks. If we do not comply with these covenants and do not obtain waivers from the banks should a default occur and remain continuing, Elk could be prohibited from paying dividends. If Elk were unable to remedy the default and distribute its income to its stockholder, both Elk and Ameritrans would lose their RIC status and be subject to corporate taxes.


RISKS ASSOCIATED WITH DIVERSIFICATION REQUIREMENTS

         We intend to continue to pursue an expansion and diversification strategy in our loan and investment business, and believe that there are growth opportunities in the areas of small and medium-sized businesses. However, the asset diversification requirements under the Internal Revenue Code could restrict such expansion. These requirements provide, in part, that not more than 25% of the value of a RIC's total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers controlled by such RIC that are engaged in similar or related trades or businesses. Our investment in Elk will not be subject to this diversification test so long as Elk is a RIC. However, our investment in Elk Capital and any other subsidiaries may be subject to this test. The test is initially calculated at the time the assets are acquired; however, subsequent growth of a non-RIC subsidiary, if internally generated (as opposed to growth via acquisitions), will not violate the diversification requirement even if it represents in excess of 25% of Ameritrans' total assets. If Ameritrans fails the diversification test at any time in the future, it would lose its RIC status, with the consequences described above. Accordingly, our maintenance of RIC status could limit our ability to expand and diversify our business. Our principal focus will be to expand our business through internally generated growth and only to consider an acquisition if, giving effect to the acquisition, the Internal Revenue Code's diversification requirements would be met. See "Federal Income Tax Consequences."

OUR SUCCESS IS DEPENDENT UPON OUR MANAGEMENT, PARTICULARLY GARY C. GRANOFF.

         Our ability to maintain our competitive position depends on retaining the services of our senior management. The loss of the services of one or more members of senior management could have a material adverse effect on us. In particular, we are largely dependent on the continued efforts of Gary C. Granoff, who is our President and Chairman of our Board of Directors, Ellen M. Walker, Vice President and a director, and Lee A. Forlenza, Vice President and a director. We are the beneficiary of a "key person" life insurance policy on the life of Mr. Granoff. The proceeds of this policy have been assigned to our banks as additional collateral for our loans. See "Management."

         We intend to hire, upon completion of the Offering, at least two additional loan officers. If we are unable to recruit and hire qualified individuals to fill these positions, our ability to expand our business operations may be restricted. See "Business -- Employees."

WE ARE CONTROLLED BY OUR PRINCIPAL STOCKHOLDERS, INCLUDING MANAGEMENT STOCKHOLDERS.


         At the conclusion of the Offering, our management and principal stockholders will own a substantial percentage of our Common Stock (approximately 23.5% of the outstanding shares). Stockholders do not have cumulative voting rights. As a result, management and our principal stockholders will continue to be able to exercise substantial influence over any matters requiring the vote of stockholders, including the election of Directors, which could delay or prevent a change in control of Ameritrans. See "Security Ownership of Principal Stockholders" and "Management."





THE MARKET PRICE OF THE COMMON STOCK WILL FLUCTUATE, AND COULD FLUCTUATE SIGNIFICANTLY.



         The Ameritrans Common Stock is listed on the NASDAQ SmallCap Market under the symbol "AMTC", and prior to our acquisition of Elk, its Common Stock was listed under the symbol "EKFG." Historically, there has been a low trading volume in the Elk Common Stock. Upon completion of this Offering, we anticipate the Ameritrans Common Stock will be listed on the NASDAQ National Market System. See "Price Range of Common Stock."



         The market price of the Common Stock will fluctuate, and could fluctuate significantly, in response to various factors and events, including the following:

o        the liquidity of the market for the Common Stock;

o differences between our actual financial or operating results and those expected by investors and analysts;

o        changes in analysts' recommendations or projections;

o new statutes or regulations or changes in interpretations of existing statutes and regulations affecting our business;

o        changes in general economic or market conditions; and

o         broad market fluctuations.

PURCHASERS OF COMMON STOCK IN THIS OFFERING WILL EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION IN THE NET TANGIBLE BOOK VALUE OF THEIR SHARES.


         Immediately upon the closing of the Offering, the purchasers of the Common Stock will experience dilution in the net tangible book value of their shares of $2.67 per share. See "Dilution." In addition, such purchasers will incur further dilution to the extent we issue options under the 1999 Employee Stock Option Plan (the "1999 Employee Plan") and the Non-interested Director Stock Option Plan (the "Director Plan") and such options are exercised at a time when the exercise price is less than the market price for the Common Stock. See "Management -- Stock Option Plans."


THE MARKET PRICE OF THE COMMON STOCK MAY DECLINE DUE TO SHARES ELIGIBLE FOR FUTURE SALE.

         Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect prevailing market prices from time to time. In addition, several of our principal stockholders and entities affiliated with them hold a significant portion of our outstanding Common Stock, and a decision by one or more of these stockholders to sell their shares could adversely affect the market price of the Common Stock.


         Upon completion of the Offering, we will have outstanding 2,845,600 shares of Common Stock. Except for the shares currently owned or subsequently acquired by our affiliates, in this Offering or otherwise, the outstanding shares and the 1,100,000 shares to be sold in this Offering will be freely tradable without restriction under the Securities Act of 1933 (the "Securities Act").



         The shares owned by our affiliates may be sold in accordance with the conditions of Rule 144 of the Securities Act. In general, under Rule 144, an affiliate would be entitled to sell in brokers' transactions or to market makers within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the Common Stock (approximately 28,450 shares, based on the number of shares outstanding after the Offering), or the average weekly trading volume of the Common Stock on the Nasdaq National Market during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission (the "SEC"). Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company.


         We have issued a total of 125,000 shares of Common Stock for issuance with respect to the grants of options under the 1999 Employee Plan. To date, we have granted options to purchase 100,000 shares of Common Stock, leaving 25,000 shares of Common Stock for future grants under the 1999 Employee Plan. In addition, a total of 75,000 additional shares of Common Stock have been issued with respect to the grant of options under the Director Plan. We intend to file a registration statement under the Securities Act to register the shares reserved for issuance under the 1999 Employee Plan and the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradable without restriction under the Securities Act.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR FORECAST IN THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PROSPECTUS.

         This Prospectus contains forward-looking statements that have been made under the provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, but, rather, are based on current expectations, estimates, and projections about our industry, our beliefs, and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, and are subject to certain risks, uncertainties, and other factors, some of which are beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. These risks and uncertainties include those described in "Risk Factors" and elsewhere in this Prospectus. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our management's view only as of the date of this Prospectus. We undertake no obligation to update these statements or publicly release the result of any revisions to the forward-looking statements that we may make to reflect events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

                                 USE OF PROCEEDS




         We estimate that the net proceeds to us from the Offering, after deducting offering expenses, will be approximately $10,300,000, based upon a public offering price of $11.00 per share.



         We intend to use the net proceeds as follows:

o        $5,000,000 to fund Elk's loan and investment portfolio.

o $5,000,000 to fund our expanded and diversified non-SBIC business, which may be conducted directly by Ameritrans or through other subsidiaries. We anticipate that approximately one-half of this amount will be used to fund the activities of Elk Capital, which will not be a RIC and will, therefore, not be required to make distributions to its stockholders. This will enable us to use any after-tax earnings of Elk Capital to internally finance growth.

o        the balance for working capital.


         Until we apply the proceeds to the purposes described above, we intend to temporarily reduce the aggregate amounts outstanding under Elk's revolving credit facilities by temporarily repaying debt in the aggregate amount of up to $10,300,000, with interest rates ranging from 7.08% to 7.97% and maturing in March, 2000. To the extent we have paid down our lines of credit, we will reborrow from time to time amounts available under Elk's existing revolving credit facilities and any similar facilities we may be able to arrange for Ameritrans. See "Business -- Source of Funds."


         The allocation of net proceeds set forth above represents our best estimates of their use. Because Ameritrans has not commenced significant operations other than through Elk, we cannot determine with certainty how much of our expanded and diversified business we will do directly in Ameritrans and how much through Elk Capital or other new specialized subsidiaries, although we initially anticipate an approximately equal split. We also may acquire other related businesses. We have entered into discussions from time to time with potential acquisition candidates; however, any discussions are preliminary and we have not entered into any definitive agreements with respect to such acquisitions at this time.

         The net proceeds actually allocated to the operations of Elk and our proposed new operations may vary based on numerous factors, such as the nature of the investment and lending opportunities that become available to us, changes in the regulatory environment affecting taxi ownership and operations in various cities and changes in SBA regulations. We therefore reserve the right to reallocate net proceeds of this offering among our various investing and lending operations as our management, in its sole discretion, deems advisable.


         Any portion of the proceeds that we do not use to temporarily pay down our indebtedness will be temporarily invested in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof, and high quality debt securities maturing in one year or less from the time of investment.



         We expect that the net proceeds will be applied as set forth above within 12 months of the Offering.
                                      -19-

                                    DILUTION


         The PRO FORMA consolidated net tangible book value of Ameritrans at December 31, 1999 was $13,402,954 or $7.68 per share. "Net tangible book value per share" is the tangible net worth (total tangible assets less total liabilities) of Ameritrans divided by the number of shares of Common Stock outstanding. Based upon an assumed public offering price per share of $11.00 and after giving effect to the sale of the Common Stock offered hereby (after deducting estimated offering expenses), the PRO FORMA net tangible book value of Ameritrans at December 31, 1999 would have been $23,702,954 or $8.33 per share, representing an immediate increase in net tangible book value of $.65 per share to existing stockholders and an immediate dilution of $2.67 per share to the investors purchasing the shares of Common Stock in the Offering ("New Investors").

         The following table illustrates this dilution to New Investors:

    Public offering price per share ................................                 $11.00
                                                                                     ------

    Net tangible book value per share before the Offering...........       $7.68

    Increase per share attributable to the sale of shares to New
      Investors.....................................................         .65
                                                                             ---

    Net tangible book value per share after the Offering............                  $8.33
                                                                                      -----

    Dilution to New Investors.......................................                  $2.67
                                                                                      =====

                                  DISTRIBUTIONS


         Before Ameritrans acquired Elk, its stockholders were the stockholders of Elk and received dividends directly from Elk. Elk registered under the 1940 Act for the fiscal year ended June 30, 1984, and declared and paid dividends to holders of Common Stock for the fiscal years ended June 30, 1984, through June 30, 1992. Thereafter, Elk paid dividends per share for the fiscal years ended June 30, 1996, 1997, 1998, 1999 and for fiscal 2000 through the date of this prospectus as follows: 1996 -- $.73, 1997 -- $.74, 1998 -- $.74, 1999 -- $.72,
and 2000 - to date -- $.37. Ameritrans intends to distribute at least 90% of its investment company taxable income on a quarterly basis to its stockholders.


         Elk and Ameritrans have elected to be treated for tax purposes as RICs under the Internal Revenue Code. As RICs, neither Ameritrans nor Elk is subject to federal income tax on any investment company taxable income that it distributes to its stockholders, if at least 90% of its investment company taxable income is distributed to its stockholders. Investment company taxable income includes, among other things, dividends and interest reduced by interest and operating expenses. Initially, substantially all of Ameritrans' investment company taxable income is expected to be comprised of cash dividends paid to it by Elk. Substantially all of Elk's net income is investment company taxable income and is derived from interest received on outstanding loans. See "Federal Income Tax Considerations."

         We do not currently expect Ameritrans to have any material capital gains; however, to the extent that it does, it may either distribute them annually or retain them, pay the capital gains tax and apply any after-tax amounts to retained earnings for corporate use. Our ability to make dividend payments is restricted by certain asset coverage requirements under the 1940 Act and is dependent upon maintenance of our status as a RIC under the Internal Revenue Code. The ability of Elk and, therefore, of Ameritrans, to make dividend payments is further restricted by certain financial covenants contained in the credit agreements with Elk's banks, by SBA rules and under the terms of the SBA subordinated debentures. See "Regulation" and "Federal Income Tax Considerations."


         Elk Capital is not a RIC, and Ameritrans may establish other subsidiaries that are not RICs. Non-RIC subsidiaries would not be required to make distributions to Ameritrans. In such cases, unless Ameritrans required distributions from such non-RIC subsidiaries to fund the distributions it is required to make as a RIC, these subsidiaries would use income, if any, to fund their operations.

                           PRICE RANGE OF COMMON STOCK


         The Elk Common Stock was listed on the Nasdaq SmallCap Market on June 22, 1998, under the symbol EKFG, prior to which it had traded in the "pink sheets." Since December 16, 1999, when Ameritrans acquired Elk, its Common Stock has been listed on the Nasdaq SmallCap Market under the symbol AMTC. Upon completion of the Offering it is anticipated that the Ameritrans Common Stock will be traded on the Nasdaq National Market under the symbol ____.

         The following tables show the closing high and low bid prices per share of Common Stock as reported by the National Quotation Bureau, Inc. or directly by dealers maintaining a market in the Common Stock (through June 22, 1998) and the high and low sale prices per share of Common Stock as reported by Nasdaq (from June 23, 1998), for the fiscal years ended June 30, 1997, 1998 and 1999 and for the current fiscal year to December 16, 1999 for Elk, and from December 16, 1999 to date for Ameritrans.


         The tables also show, for the same periods, the net asset value per share, the premium of high sale price to net asset value, and the premium of low sale price to net asset value. Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values are based on outstanding shares at the end of each period. Due to the limited number of transactions involving the Common Stock during the periods presented below, the public trading market with respect to our securities has been limited. The Common Stock traded at less than net asset value during fiscal 1997 and through the third quarter of fiscal 1998, which we believe was primarily a consequence of the limited trading market. Since the fourth quarter of fiscal 1998, the Common Stock has generally traded at a premium to net asset value per share. There can be no assurance, however, that such premium will be maintained.

                                                                    NET ASSET          PREMIUM OF HIGH         PREMIUM OF LOW
                                                                    VALUE PER          SALES PRICE TO        SALES PRICE TO NET
ELK                                            BID                    SHARE           NET ASSET VALUE%          ASSET VALUE %
                                       ------------------------     ---------         ----------------       -----------------
                                         HIGH           LOW
                                         ----           ---

FISCAL 1997
1st Quarter.....................        $4.75           $4.625         $8.23                  -42%                    -43%
2nd Quarter.....................         4.75            4.75           8.25                  -42%                    -42%
3rd Quarter.....................         5.125           4.75           8.42                  -39%                    -43%
4th Quarter.....................         5.125           5.125          8.60                  -40%                    -40%
FISCAL 1998
1st Quarter.....................         6.25            5.125          8.30                  -25%                    -38%
2nd Quarter.....................         6.625           6.25           7.83                  -15%                    -20%
3rd Quarter.....................         7.125           6.625          7.76                   -8%                    -15%
4th Quarter (to June 22, 1998)..         9.75            7.125          7.85                   24%                     -9%


                                                                   NET ASSET         PREMIUM OF HIGH         PREMIUM OF LOW
                                                                   VALUE PER         SALES PRICE TO        SALES PRICE TO NET
ELK                                              SALE                SHARE          NET ASSET VALUE%         ASSET VALUE %
-----                                        -------------------     ---------        ----------------       ------------------
                                            HIGH         LOW
                                            ----         ---

FISCAL 1998
4th Quarter (from June 23, 1998).....       $9.50       $9.50         $7.85               21%                    21%
FISCAL 1999
1st Quarter..........................       11.25        7.75          7.84               43%                    -1%
2nd Quarter..........................       11.00        9.125         7.83               40%                    16%
3rd Quarter..........................       10.625       8.875         7.85               35%                    13%
4th Quarter..........................       9.87         7.50



FISCAL 2000
1st Quarter .........................       14.125       7.00          7.88               79%                   -11%
2nd Quarter (through December
    16, 1999)(1).....................       11.50        7.50          7.68               50%                    -2%

AMERITRANS
----------
2nd Quarter (from
    December 16, 1999)(1)                    11.50        7.50          7.68              50%                    -2%
3rd Quarter (through March 17, 2000)          9.80        6.00          7.68              28%                   -22%



         On ______________ ____, 2000, the closing sale price for a share of our Common Stock was __________, as reported by Nasdaq.


(1) Stock prices shown are the high and the low for the quarter.

                                 CAPITALIZATION


         The following table sets forth (i) consolidated capitalization of Ameritrans at December 31, 1999 and (ii) the PRO FORMA capitalization of Ameritrans at December 31, 1999, as adjusted to reflect the effects of the sale of 1,100,000 shares of Common Stock in this Offering, after deducting the estimated offering expenses, at an assumed public offering price of $11.00 per share and the application of the estimated net proceeds as described in this Prospectus. See "Use of Proceeds" and "Business." This table should be read together with the Selected Financial Information included in this Prospectus.



                                                                      DECEMBER 31, 1999
                                                                      -----------------
                                                                           (unaudited)
                                                                   ACTUAL           AS ADJUSTED
                                                               ----------------------------------
Debt:
    Subordinated SBA debentures of subsidiary (Elk)..........  $  8,880,000          $  8,880,000
    Notes payable to bank(1).................................    38,600,000            28,300,000
                                                                 ----------            ----------

    Total long-term debt and bank debt.......................    47,480,000            37,180,000


Stockholders' equity:

    Preferred Stock, $.01 par value;
       1,000,000 shares authorized;
       none issued and outstanding...........................


    Common Stock, $.0001 par value; 5,000,000 shares
       authorized; 1,745,600 shares issued and outstanding,
       (2,845,600 issued and outstanding as adjusted)(2).....           175                   285
    Additional paid-in capital...............................    13,125,533            23,425,423
    Accumulated undistributed income.........................        15,493                15,493
    Cumulative other comprehensive income....................       261,753               261,753
                                                               ------------           -----------

    Total stockholders' equity...............................    13,402,954            23,702,954
                                                               ------------           -----------

Total capitalization.........................................   $60,882,954           $60,882,954
                                                                ===========           ===========



--------------------------------------


(1) We intend to temporarily repay up to $10,300,000 of indebtedness with the proceeds of this Offering. See "Use of Proceeds."


(2) Excludes an aggregate of (i) 100,000 shares issuable pursuant to immediately exercisable options outstanding at December 31, 1999, (ii) 25,000 shares reserved for issuance upon the exercise of additional options that may be granted under our Employee Stock Option Plan, and
         (iii) 75,000 shares authorized under our Non-Employee Director Stock Option Plan, pursuant to which, options to purchase 22,224 shares have been granted. See "Management -- Stock Option Plans" and "Shares Eligible for Future Sale."

                         SELECTED FINANCIAL INFORMATION


         On December 16, 1999, Ameritrans acquired Elk in a share-for-share exchange. Prior to the acquisition, Elk had been operating independently and Ameritrans had no operations.

         The tables below contain certain summary historical financial information of Elk. The data at December 31, 1999 and for the six months ended December 31, 1998 and 1999 are derived from the company's unaudited financial statements and include all adjustments, consisting only of normal recurring adjustments, that we consider necessary to fairly present such data. The results for the six months ended December 31, 1999 do not necessarily indicate the results to be expected for the full year ending June 30, 2000. You should read these tables in conjunction with the consolidated financial statements of Ameritrans (the "Financial Statements") included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operations."



  STATEMENT OF
   OPERATIONS                                      FISCAL YEAR ENDED                                        SIX MONTHS ENDED
      DATA                                             JUNE 30,                                                DECEMBER 31,
                       ----------------------------------------------------------------------            ----------------------
                           1995            1996             1997          1998      1999                  1998             1999
                           ----            ----             ----          ----      ----                  ----             ----
                                                                                                             (unaudited)
Investment
Income                  $2,629,901      $3,084,412       $4,023,795    $4,606,456   $ 5,583,894       $2,694,948     $3,274,408
                        ==========      ==========       ==========    ==========   ===========       ==========     ==========

Interest Expense         1,002,959       1,105,993        1,582,700     1,840,731     2,440,051        1,192,115      1,546,047

Other Expenses             960,474       1,108,505        1,408,034     1,852,262     1,903,182          890,961      1,057,894
                           =======       =========        =========     =========   ===========        =========      =========

Total Expenses           1,963,433       2,214,498        2,990,734     3,692,993     4,343,233        2,083,076      2,603,941
                         =========       =========        =========     =========   ===========        =========      =========

Investment
Income Before
Credit
for Loan Gains
and Gains
on Assets
Acquired and
Income Taxes               666,468         869,914        1,033,061       913,463     1,240,661          611,872        670,467
                           =======         =======        =========       =======   ===========          =======      =========

Credit
(provision) for
Loan Gains
(losses) and
Gains (Losses)
on Assets
Acquired                  (13,515)          44,292          (8,923)      (14,649)       (11,272)            (268)        (1,935)

Other Income                                                 24,885        38,798         7,200

Benefit of
(Provision for)
Income Taxes(1)                 --         (5,945)         (28,676)       (3,271)           769              293        (11,983)
                       ===========      ==========         ========    ==========   ===========         ========      =========

Net Income                $652,953        $908,261       $1,020,347      $934,341   $ 1,237,358         $611,897      $ 656,549
                          ========        ========       ==========      ========   ===========         ========      =========

Net Income Per
Common Share            $      .66      $      .73       $      .79   $       .62   $       .71        $     .35      $     .37
                        ==========      ==========       ==========   ===========   ===========        =========      =========

Common Stock
Dividends Paid           $      --        $937,028         $946,655    $1,300,930   $ 1,256,832         $628,416       $628,416
                         =========        ========         ========    ==========   ===========         ========      =========


  STATEMENT OF
   OPERATIONS                                      FISCAL YEAR ENDED                                         SIX MONTHS ENDED
      DATA                                             JUNE 30,                                                DECEMBER 31,
                       ----------------------------------------------------------------------            ----------------------
                          1995            1996             1997          1998          1999              1998              1999
                          ----            ----             ----          ----          ----              ----              ----
                                                                                                               (unaudited)
Weighted
Average
Shares of
Common Stock
Outstanding               988,953       1,247,120        1,283,600      1,518,969      1,745,600         1,745,600    1,745,600
                          =======       =========        =========      =========      =========         =========    =========

Unrealized
appreciation of
equity securities
not included in
net income            $               $                   $ 58,241       $140,548      $  62,964         $  30,737            0
                      ===========     ===========         ========       ========      =========         =========    =========


    BALANCE
  SHEET DATA                                           JUNE 30,                                                   DEC. 31,
                      ----------------------------------------------------------------------------      ---------------------------

                        1995              1996            1997           1998            1999           1998                   1999
                        ----              ----            ----           ----            ----           ----                   ----
                                                                                                                (unaudited)

Loans
Receivable            $23,039,462      $24,141,421     $33,249,206     $41,590,000     $51,103,932      $47,673,884     $58,029,360

Unrealized
depreciation
of
investments              (277,000)        (301,000)       (325,000)       (295,000)       (380,000)        (305,000)       (380,000)
                        =========        =========       =========       =========       =========        =========       =========

Net of
unrealized
depreciation
of
investments           $22,762,462      $23,840,421     $32,924,206     $41,295,000     $50,723,932      $47,368,884     $57,649,360

Total assets          $25,702,600      $26,721,186     $37,026,021     $45,399,738     $54,510,801      $51,120,548     $61,891,295
                      ===========      ===========     ===========     ===========     ===========      ===========     ===========

Notes payable
and demand
notes                 $ 4,950,000      $ 6,625,000     $16,820,000     $22,085,000     $31,000,000      $27,650,000     $38,600,000

Subordinated
SBA
debentures            $ 8,804,000      $ 8,858,000      $8,880,000     $ 8,880,000     $ 8,880,000      $ 8,880,000     $ 8,880,000

Total
liabilities           $14,085,652      $15,820,351     $25,993,253     $31,705,011     $40,772,584      $37,411,603     $48,488,341
                      ===========      ===========     ===========     ===========     ===========      ===========     ===========

Total
stockholders'
equity                $11,616,948      $10,900,835     $11,032,768     $13,694,727     $13,738,217      $13,708,945     $13,402,954
                      ===========      ===========     ===========     ===========     ===========      ===========     ===========


--------------------------------------

(1) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company and substantially all taxable income was required to be distributed to stockholders. Therefore, only minimal taxes were required to be paid.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS


         You should read the following discussion in conjunction with the financial statements and notes to financial statements. The results described below are not necessarily indicative of the results to be expected in any future period. Certain statements in this discussion and analysis, including statements regarding our strategy, financial performance, and revenue sources, are forward-looking statements based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including those described in "risk factors" and elsewhere in this prospectus.

GENERAL


         Ameritrans acquired Elk in December 16, 1999, and to date we have had no activities other than the acquisition and operation of Elk. Elk is an SBIC that has been operating since 1980, making loans to (and, to a limited extent, investments in) small businesses, primarily businesses that are majority-owned by persons who qualify under SBA Regulations as socially or economically disadvantaged. Most of Elk's business has consisted of originating and servicing loans collateralized by New York City, Boston, Chicago and Miami taxi medallions, but Elk also makes loans to and investments in other diversified businesses and to persons who qualify under SBA Regulations as "non-disadvantaged."

         Historically, Elk's earnings derived primarily from net interest income, which is the difference between interest earned on interest-earning assets (consisting of business loans), and the interest paid on interest-bearing liabilities (consisting of indebtedness to Elk's banks and subordinated debentures issued to the SBA). Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized depreciation on loans and investments is recorded when Elk adjusts the value of a loan to reflect management's estimate of the fair value, as approved by the Board of Directors. See Note 1 of "Notes to Consolidated Financial Statements."

Results of Operations
for the Three Months Ended December 31, 1999 and 1998

         Total investment income

         Ameritrans' investment income for the three months ended December 31, 1999 increased to $1,755,577 from $1,346,281 or by $409,296 (30.5%) for the three month period ended December 31, 1998. This increase was mainly due to an increase in the loan portfolio during the fiscal year. The portfolio increased from $47,673,884 as of December 31, 1998 to $58,029,361 as of December 31, 1999,
as part of our strategy to maximize shareholder rate of return by use of bank debt.

         Operating Expense

         Interest expense for the three month period ended December 31, 1999 increased $200,880 ($818,863 from $617,983) over the similar period ended December 31, 1998. This increase was mainly due to increased bank borrowings for the period.

         Other operating expenses increased $180,833 when compared with the similar three month period ended December 31, 1998. This increase was mainly due to a increase in non-related legal fees incurred consistent with the increase of investments in the Chicago Medallion market, as discussed above. This is offset by additional origination fee income. In addition, bad debts increased $61,160 when compared with the similar period.

         Results of Operations
         For the Six Months ended December 31, 1999 and 1998.

         Total Investment Income

Ameritrans' investment income for the six months ended December 31, 1999 increased to $3,274,408 from $2,694,948 (21.5%) for the six months as compared with the six months ended December 31, 1998, respectively. This increase was mainly due to an increase in the loan portfolio during the period. The portfolio increased from $47,673,884 as of December 31, 1998 to $58,029,361 as of December 31, 1999, as part of our strategy to maximize shareholder rate of return by use of bank debt. In addition, there was a gain on the sale of equity securities which amounted to $76,169.

         Operating Expenses

         Interest expenses for the six month period ended December 31, 1999 increased $353,932 ($1,546,047 from $1,192,115) over the similar period ended December 31, 1998. This increase was mainly due to increased bank borrowings for the period, and due to higher interest rates during the period ended December 31, 1999.

         Other operating expenses for the six months ended September 30, 1999 increased $168,675 when compared with the similar period ended December 31, 1998. This increase was mainly due to increases in non-related legal fees generated from an increase in the Chicago Medallion Market. This amount is offset by additional origination fee income.

Results of Operations

Results of Operations for the Years Ended June 30, 1999 and 1998

         Total Investment Income

         Elk's investment income increased by $977,438 to $5,583,894 for the year ended June 30, 1999, when compared with the year ended June 30, 1998. The increase was due to an increase in interest earned on the loan portfolio ($1,088,940) off-set by a decrease in other fees and income ($111,502). This reflects Elk's decision to maximize stockholders' return by maximizing the use of bank financing.

         Operating Expenses

         Interest expenses increased by $599,320 to $2,440,051 when compared with the prior year due to Elk's stragegy to maximize bank financing which rose to $31,000,000 as of June 30, 1999, as compared to $22,085,000 at June 30, 1998.
Other operating expenses increased to $1,767,989 for the year ended June 30, 1999, as compared with $1,639,163 in the prior year. Bad debt expense decreased $81,283 to $146,465 during the year ended June 30, 1999, as compared with the year ended June 30, 1998.

         Net Income

         Net income for the year ended June 30, 1999, increased $303,014 to $1,237,358 when compared with the year ended June 30, 1998. The increase reflects the benefit of Elk's decision to maximize the use of leverage on bank financing.

Results of Operation For the Years ended June 30, 1998 and 1997

         Total Investment Income

         Elk's investment income for the fiscal year ended June 30, 1998 increased to $4,606,456 from $4,023,795, or 14.5%, when compared with the year ended June 30, 1997. This increase was mainly due to an increase in its loan portfolio. The portfolio increased from $33,249,206, as of June 30, 1997 to $41,590,000 as of June 30, 1998, as part of our strategy to maximize stockholder rate of return primarily through the utilization of bank financing.

         Operating Expenses

         Interest expense for the year ended June 30, 1998 increased to $1,840,731 as compared to $1,582,700 for the similar period ended June 30, 1997. This increase was mainly due to increased bank borrowings of $22,085,000 as of June 30,1998, compared to $16,820,000 as of June 30, 1997.

         Other operating expenses increased by $449,954 for the year ended June 30, 1998 when compared with the year ended June 30, 1997. This increase was mainly due to a $227,748 increase in bad debt expense, in addition to various increases in the administrative fees.

         Net Income

         Net income for the year ended June 30, 1998, decreased $86,006, as compared to the year ended June 30, 1997. This decrease was mainly caused by an increase in the bad debt expense of $227,748.

BALANCE SHEET AND RESERVES

         Total assets increased by $7,380,494 as of December 31, 1999 when compared to total assets as of June 30, 1999. This increase was due to management's decision to expand its portfolio in the Chicago taxi medallion market plus increases in the diversified loan portfolio. This expansion was financed by additional bank debt, $7,600,000, during the six month period.


LIQUIDITY AND CAPITAL RESOURCES


         Prior to this Offering, the Company funded its operations through private placements of its securities, bank financing, and the issuance to the SBA of its subordinated debentures.

         In 1994, Elk agreed to repurchase all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65% from the original issue price of $10 per share. As a condition of the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest, amortized over 60 months ending November 10, 1999. However, if Elk is liquidated or if a material violation of SBA Regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at December 31, 1999 was nil.


         In December 1994 and September 1995 Elk raised additional capital of $450,000 and $1,249,585, respectively, less private placement costs of $76,445 and $21,482, respectively. These proceeds were used to repurchase Elk's 3% preferred stock from the SBA. In connection with the purchase, all dividends in arrears on the preferred stock were extinguished.


         During January 1998, Elk completed a private placement of 462,000 shares of common stock at $6.50 per share for aggregate gross proceeds of $3,003,000, less offering expenses of $115,000. The net proceeds were utilized to repay bank indebtedness and for working capital. A portion of the proceeds temporarily used to reduce bank indebtedness, up to a maximum of $963,000, was allocated by Elk toward the organization and capitalization of its new parent company, Ameritrans.



         At December 31, 1999, 81% of Elk's indebtedness was represented by indebtedness to its banks and 19% by the debentures issued to the SBA with fixed rates of interest ranging from 6.12 to 8.20%. Elk currently may borrow up to $40,000,000 under its existing lines of credit, subject to the limitations imposed by its borrowing base agreement with its banks and the SBA, the statutory and regulatory limitations imposed by the SBA, and the availability of funds. In addition, Elk is presently eligible to apply for additional leverage from the SBA if it is determined by the Board of Directors to be in the best interests of the company. No assurance can be given that, if applied for, such additional financing will be approved by the SBA.

         Loan amortization and prepayments also provide a source of funding for Elk. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.

         Like Elk, Ameritrans will distribute at least 90% of its investment company taxable income and, accordingly, we will continue to rely upon external sources of funds to finance growth. In order to provide the funds necessary for our expansion strategy, we expect to raise additional capital and to incur, from time to time, additional bank indebtedness and (if deemed necessary by management) to obtain SBA loans. There can be no assurances that such additional financing will be available on acceptable terms.

YEAR 2000 COMPLIANCE


         Prior to January 1, 2000, Ameritrans had taken steps to address and prevent problems in connection with the year 2000 ("Y2K"). Such problems were expected to occur due to the inability of systems to properly recognize and process date-sensitive information relating to Y2K and beyond. Y2K issues could have affected our information technology systems ("IT") and information technology systems ("Non-IT").

         Ameritrans' main business operation is the operation of Elk. Ameritrans is a Small Business Investment Company licensed by the Small Business Administration and as such, most of its business is making loans and investments to small business concerns. Set forth below are the IT systems that we utilize.

         Ameritrans uses a computer program to track its receivable loans ("Loan Track"). To address Y2K, more than 18 months ago, Ameritrans engaged the consultant who originally developed Loan Track for Ameritrans, to test, upgrade and certify Loan Track as Y2K compliant. The consultant completed all of such tasks and the Y2K-compliant Loan Track program is now in use in Ameritran's regular operations. Ameritrans also utilizes the standard Peachtree accounting system for general in-house accounting functions. The version of peachtree, currently in use by us, has been upgraded to be Y2K compliant.

         We also utilize other industry-wide programs such as Windows 95 and Word Perfect. The current versions are Y2K-compliant. In addition, during the past twelve months and at the present, we have been replacing or upgrading our computer hardware with equipment that has Y2K readiness. Ameritrans does not believe that it faces material Y2K issues with respect to its Non-IT systems.

         Costs in connection with Y2K compliance have been (i) to review and upgrade existing IT systems, (ii) to analyze the Y2K readiness of its banks and customers and (iii) to analyze Non-IT Y2K compliance. To date, such costs, have aggregated approximately $10,000 and for the most part have been for IT review and upgrades. Such costs are being treated as expenses. We spent approximately $25,000 to replace certain hardware during the fiscal year ending June 30, 1999 and spent an additional $35,000 during the six months ended December 31, 1999. Ameritrans has not experienced any Y2K difficulties subsequent to January 1, 2000 and its information technology systems are presently functioning properly and running in a routine manner. The cost of such replacements will be capitalized and depreciated over a five year period.

                                    BUSINESS

GENERAL


         Ameritrans was formed in 1998 to engage in lending and investment activities, primarily with small and medium-sized businesses, directly and through subsidiaries. On December 16, 1999, Ameritrans acquired Elk in a one-for-one share exchange in which Elk stockholders received shares of Common Stock of Ameritrans, and Elk became a wholly-owned subsidiary. Elk is a "small business investment company," or "SBIC," formed in 1979 and licensed by the U.S. Small Business Administration ("SBA") in 1980.



         Elk makes loans to the owners of taxi medallion businesses in the New York City, Chicago, Miami and Boston markets and to other small businesses. Elk has never experienced any material losses of principal in connection with taxi financings. Loans made to finance the purchase or continued ownership of taxi medallions, taxis and related assets represented approximately 80% of Elk's loan portfolio as of December 31, 1999. Loans made to finance the acquisition and/or operation of other small businesses constitute the balance of Elk's loan portfolio.

         To date, our only activities have been the operation of Elk. We intend to engage in broader and more diversified investment and lending activities directly and through Elk and other subsidiaries that we may form or acquire. Our investment objectives are to provide a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value.

         Both Ameritrans and Elk are registered as business development companies, or "BDCs," under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, Ameritrans and Elk are subject to the provisions of the 1940 Act governing the operations of BDCs. Both companies are managed by their executive officers under the supervision of their Boards of Directors, and the same individuals are the executive officers and directors of both companies.


         In addition, both Ameritrans and Elk have elected to be treated as "regulated investment companies," or "RICs," for tax purposes. Under the Internal Revenue Code, as RICs, we will generally not be subject to U.S. federal corporate income tax on our investment income, if we make qualifying distributions of our income to stockholders. As RIC's we qualify for this treatment as long as we distribute at least 90% of our investment company taxable income to our stockholders as dividends. Elk paid qualifying dividends from July 1983 through June 1992 and continuously since June 1996. Since December 16, 1999, when we acquired Elk, these dividends have been, or will be, payable to Ameritrans as Elk's sole stockholder. We intend to pay dividends as long as funds are legally available for distribution from Elk's earnings and from our own future earnings, if any. However, we may operate our specialty finance business, including our proposed consumer lending operations and other new operations through subsidiaries that are not RICs, in which event after-tax earnings, if any, would be retained in those subsidiaries, except to the extent those subsidiaries must pay dividends to Ameritrans in order to enable Ameritrans, as a RIC, to pay the required dividends to its stockholders.


         Because it is an SBIC, Elk's operations are subject to other restrictions, and all loans and investments must comply with applicable SBA Regulations. For example, the interest rate that Elk can charge, the percentage of any other company it can own, the size of the businesses to which it can make loans, and the length of time to the maturity date are limited by SBA rules. Elk's business is funded by loans from banks and, to a lesser extent, by the proceeds of subordinated debentures issued to the SBA. Ameritrans is not an SBIC and is not subject to SBA regulation. See "Elk's Loans" and "Regulation -- The Small Business Act of 1958."


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



SCOPE OF BUSINESS ACTIVITIES AND GROWTH STRATEGY

CURRENT AND PROPOSED BUSINESS ACTIVITIES


         AMERITRANS. Ameritrans is not licensed as an SBIC. Consequently, it is neither eligible to raise funds from the SBA nor subject to the restrictions and obligations imposed by the 1958 Act (except as they relate to Elk or any SBIC that may be owned or acquired by Ameritrans).

         Ameritrans currently intends to engage in a broad range of investment and financial services directly and indirectly through subsidiaries. Ameritrans plans to make a variety of loans and investments similar to those made by Elk. However, its activities may include financial services and investments not permitted to Elk, as an SBIC, under the 1958 Act and the SBA Regulations. For example, Ameritrans may make loans that are for terms shorter than the terms required by SBA Regulations or make equity investments that Elk, as an SBIC, could not make. Further, Ameritrans intends to lend to borrowers that are not Small Business Concerns, as defined in the SBA Regulations, and may engage in certain specialty finance businesses other than loans to small businesses.

         ELK. Elk was organized primarily to provide long-term loans to businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"). While Elk has made, and intends to continue to make, loans for financing the purchase or continued ownership of taxi medallions, taxis and related assets, Elk intends to continue to diversify its investments into other businesses to the extent permitted by the 1958 Act and the SBA Regulations. We anticipate that its present ability to pursue investments and loans with persons who are not "disadvantaged" will afford Elk greater opportunities to make investments that enhance Elk's profitability.

         Although Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns, Elk makes equity investments in Small Business Concerns on a selective basis, and only to a limited extent. Equity securities in Elk's investment portfolio at December 31, 1999, totaled $944,000 or 1.5% of total assets. Elk may make additional equity investments. However, unless necessary to protect a prior investment of Elk that is at risk, equity investments shall not exceed 20% of Elk's total assets. Elk has one (1) wholly-owned subsidiary, EAF Holding Corporation, formed in 1992, the sole activities of which are to own and operate certain real estate assets acquired in satisfaction of loans.



         ELK CAPITAL. Elk Capital, a newly formed, wholly-owned subsidiary of Ameritrans, is not a RIC and is therefore subject to corporate tax on its earnings. Elk Capital will also engage in the specialty financing business. Elk Capital will engage in activities similar to those of Elk and Ameritrans, but since Elk Capital will be neither an SBIC or a RIC, it will have an added degree of flexibility in the loans and equity investments that it may make. Elk Capital may also engage in certain other specialty finance businesses, which may include consumer lending. Also, to the extent its operations are profitable, Elk Capital will be able to retain any after tax earnings to internally finance growth, and thereby provide Ameritrans with the ability to increase stockholder value while engaging in our company's core business areas. The extent to which Elk Capital can accumulate earnings may be subject to certain limitations. See "Federal Income Tax Considerations."


GROWTH STRATEGY

         We intend to continue to expand into new markets both in the taxi industry and in other industries we identify as offering investment opportunities. We intend to expand our business in part by acquiring other taxi-related businesses or other finance companies or loan portfolios in our existing as well as in new geographic markets. The loans and investments that we plan to pursue directly by Ameritrans or through Elk, Elk Capital, or newly formed or acquired subsidiaries, will be made in a variety of businesses, provided that the loans made are in a majority of cases secured by real estate, business assets, equipment or other collateral deemed adequate by management. We intend to apply to other industries the same methodology and risk evaluation techniques that Elk has successfully used since 1980 in the taxi industry. Consequently, we are seeking opportunities in those industries that offer the same fundamental characteristics as the taxi industry and that also provide repetitive business. We have commenced our expansion of this diversified investment/lending business outside the New York metropolitan area into new industries as well as into new geographical markets.

INTERNET


         We are developing an Elk website (www.elkassociates.com), and an Ameritrans website (www.ameritranscapital.com), both of which are under construction. We intend to build our business by using the Internet to increase our market visibility, to accept and process loan applications, and to expand our market by making ourselves more accessible to prospective borrowers through our websites and via e-mail.


TAXI MEDALLION FINANCE INDUSTRY AND MARKET OVERVIEW

         THE NEW YORK CITY TAXI MEDALLION INDUSTRY AND MARKET. Under current law, the number of taxi medallions that may be issued by New York City is limited to 12,187. There are two types of medallions: corporate and individual owner-driver. Of the total of 12,187 medallions, 7,058 are corporate medallions and 5,129 are for individually owned cabs. A corporate medallion is issued for a cab owned by a corporation that owns a minimum of two cabs and two corporate medallions (i.e., one corporate medallion per cab). An individual owner-driver may not own more than one cab and one medallion. Corporate medallions are used by large fleet concerns with many taxis and many drivers or by small corporations owning at least two medallions and two taxis driven by two owner-drivers (the so-called "minifleet").


         Only 11,787 medallions could be issued until August 8, 1995, when a law permitting the issuance of up to 400 additional taxi medallions over a three-year period went into effect. The New York City Taxi and Limousine Commission (the "TLC") conducted the sale of 133 medallions in May 1996, 133 medallions in October 1996, and 134 medallions on October 1, 1997. Of these new medallions, 160 were sold to individuals and the balance to minifleets in lots of two.


         At the present time, most medallion sales are handled through brokers. As a result, an active marketplace has developed for the purchase and resale of medallions. The price of a medallion varies with supply and demand. Elk's most recent experience, in December 1999, was that individually owned medallions sold for approximately $225,000 and corporate medallions sold for approximately $260,000 each. In addition, a 5% New York City transfer tax and various brokerage commissions are additional expenses incurred in the acquisition and sale of a medallion.


         Based upon statistics obtained from the TLC, from 1989 through 1998, the number of corporate medallions that were resold by their holders varied each year from approximately 245 to 440, which suggests that there were between 122 and 220 minifleet corporations in need of financing each year, while the number of individual owner medallions sold each year varied from 250 to 415. Assuming that a typical minifleet financing for purchases of medallions might involve a sum of approximately $450,000, the dollar volume of New York City minifleet financings might range from $49 million to $88 million a year. Assuming that a typical individual medallion financing for a purchase of a medallion involves a sum of approximately $180,000, the dollar volume of New York City individual medallion financing might range from $45 million to $75 million a year.

         In addition to financings for purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing minifleet or individual medallions. Management estimates this market to exceed that of the market for financing transfers, and to be in excess of $100,000,000 per year.

         A prospective medallion owner must meet the requirements of the TLC, which approves all sales and transfers. In general, the requirements are that the prospective owner have no criminal record, that the purchase funds be derived from legitimate sources, and that the taxi vehicle and meter meet specifications set by the TLC. Also required is a clearance from prior insurers of the seller in the form of letters stating that there are no outstanding claims for personal injuries in excess of insurance coverage.

         NEW YORK MARKETING STRATEGY FOR MEDALLION FINANCING. Medallion transfers in the New York City market are usually handled through medallion brokers, who have frequent contact with taxi owners and drivers. Medallion brokers locate buyers for sellers of medallions and sellers for buyers of medallions, and then typically employ a financing broker to arrange for the financing of the medallion purchases. In many cases the medallion broker and the financing broker are the same party or related parties.

         Elk has received a significant number of referrals from certain medallion brokers in New York. Elk also receives referrals from financing brokers and its borrowers. In addition, Elk occasionally places advertisements in local industry newspapers and magazines. Elk also uses brokers, advertising and referrals in connection with its taxi lending business in the Chicago, Boston, and Miami markets.

         CHICAGO TAXI MEDALLION INDUSTRY AND MARKET. As part of its geographic diversification strategy, Elk studied the Chicago taxi medallion market in 1994, and began making loans in Chicago in April, 1995. The taxi market and medallion system in Chicago is regulated by the City of Chicago Department of Consumer Services, Public Vehicle Operations Division. The number of taxi medallions is limited by city ordinances, and until 1988, these ordinances gave control of 80% of the medallions to the two largest taxi operators in Chicago, Yellow Cab Co., and Checker Taxi Co., Inc.

         Since 1988, the taxi industry in Chicago has shifted toward more individual ownership. Over the succeeding 10 years, the Yellow Cab Co. and Checker Taxi Co., Inc., pursuant to a new ordinance, gave 1,300 medallions back to the City, and the City added 100 medallions each year. These medallions were distributed in a lottery system to taxi drivers who had never owned a medallion. By July, 1997, there were a total of 5,700 medallions issued in Chicago, of which Yellow Cab Co. owned approximately 2,071, and the remaining 3,629 were owned by individual owner drivers, or by individual operators who had purchased multiple medallions.

         In December, 1997, the City Council increased the number of medallions by 1,000 additional medallions, to be issued over a period of the succeeding three years. Of these medallions, 500 will be issued in lotteries to taxi drivers who never owned a medallion, and the other 500 will be auctioned to the highest bidder. In the November 1998 auction of 150 medallions, there were 499 bids to purchase medallions. The winning bid prices ranged from $57,000 to $63,000 per medallion, which was approximately the same as open market prices for taxi medallions that were sold in Chicago at that time.

         On January 21, 1999, the Yellow Cab Co. auctioned 175 medallions in a sealed bid auction at prices equal to the current open market value price for medallions. It is likely that the Yellow Cab Co. will continue to auction off its medallions in the future, in order to become a medallion service business serving the individual owner drivers who acquire the medallions.

         It has been our experience that as the Chicago market has expanded, it has also become more competitive. In addition, as the City of Chicago and now Yellow Cab Co. supply medallions to the market place, we expect that the taxi medallion market will continue to grow, with more and more owner-drivers and individual owner-operators of multiple medallions. To the extent that there are more owner-operators and individual owner-operators of multiple medallions in the market, we believe that there will be increased opportunities for us to serve this market.

         Chicago city regulations set forth certain qualifications that all owners of taxi medallions must meet, and require that all security interests in medallions be registered with the Department of Consumer Services. The Department of Consumer Services also is involved (along with the City Council) in setting taxi fares, and in setting maximum lease rates that may be charged by owners to lessees of taxis, who drive them on a daily, weekly, or monthly basis.


         CHICAGO MARKETING STRATEGY FOR MEDALLION FINANCING. At the present time, most medallion sales in Chicago are handled through brokers or attorneys. An active market place has developed in Chicago for the purchase and resale of medallions. Elk's most recent experience, in 1999, was that medallions were selling for between $65,000 and $70,000 per medallion. In addition, the City of Chicago imposes a 5% transfer tax on a medallion held for two years or more, a 10% transfer tax on a medallion held for between one and two years, and a 25% transfer tax on a medallion held less than one year. The recent imposition of the transfer taxes, in addition to being a source of revenue to the City, was also scaled in order to inhibit speculation in the purchase and resale of taxi medallions without the intent of actually operating taxis.


         We believe that as many as 1,000 medallions are bought each year by purchasers, and at today's market value, this would give gross potential volume of approximately $65,000,000. If 80% of these purchases were financed, the annual market for loans to purchase medallions would be $52,000,000 per annum. In addition to purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing owners. Based on the number of medallions currently issued and to be issued, we believe the market for financing transfers could exceed $60,000,000 per year.

         BOSTON TAXI MEDALLION INDUSTRY AND MARKET. Elk began to review the Boston taxi market in the fall of 1994 and began making loans in this market in 1995. Since 1930, the Boston Police Commissioner has had exclusive jurisdiction over the regulation of taxi operations, including the issuance and transfer of medallions. The Hackney Carriage Unit of the Boston Police Department deals with taxi regulatory issues.


         By statute, the number of medallions issued in the City of Boston may not exceed 1,525, subject to increase or decrease in the Police Commissioner's discretion. The number of medallions remained essentially unchanged from the late 1940's until January 1999, when the City sold 75 additional medallions at auction. Prices at this auction exceeded $140,000 per medallion. The City of Boston auctioned another 75 medallions in September 1999, and has announced that it will auction another 57 medallions in May of 2000.


         Under the applicable statutes and rules, Boston taxi medallions are assignable, subject to the approval of the Police Commissioner. In practice, transfer applications are submitted to the Hackney Carriage Unit, which has issued guidelines and forms for transfers. Loans by financial institutions or individuals are secured by taxi medallions and assets are routinely allowed in accordance with the Hackney Carriage Unit's "Procedures for Recording Secured Party Interest."



         BOSTON MARKETING STRATEGY FOR MEDALLION FINANCING. The Boston taxi market services the City of Boston, which includes Logan Airport. Elk's marketing efforts have included retention of a local attorney, advertising in the CARRIAGE NEWS, a local trade newspaper, and the use of forwarding brokers. Our efforts have resulted a loan portfolio of approximately $1,757,000 as of December 31, 1999.

         MEDALLION INDUSTRY IN METRO-DADE COUNTY, (MIAMI AREA), FLORIDA. Elk began to investigate the Miami area taxi market in 1995, and began making loans in 1996. The Miami taxi industry has been regulated on a county-wide basis in Metro-Dade County, Florida since 1981. The Passenger Transportation Regulatory Division (the "PTRD") of the Metro-Dade County Consumer Services Division oversees taxi operations and licenses in accordance with the Metro-Dade County Code.


         Until April 1999, each taxi operator in Metro-Dade County was required to obtain a "For-Hire" license. The number of licenses was limited to one license for each 1,000 residents in the county. With approximately 2,100,000 residents in the county, 2,100 licenses could have been issued; however, only 1,827 licenses are currently authorized, of which 1,824 have been issued. In 1991, a For-Hire license loan program was approved, authorizing the use of loans to purchase (but not to refinance) licenses and taxis. Any lender must be a licensed lending institution authorized to do business in Florida. Elk is currently one of only two lending institutions that are authorized to make loans to the taxi industry in Metro-Dade County. Transfers of licenses and financing arrangements are subject to prior approval by the PTRD and the County Board of Commissioners.


         For-Hire licenses were considered a privilege, not a property right. However, since licenses were limited in number, the marketplace created a "market price" or value in connection with the transfer of the license right to a purchaser. As of April 1999, the Metro-Dade County Code was amended to create a "medallion," or property right, system with a view to attracting traditional financing providers to provide the taxi industry with additional funding sources. Existing For-Hire licenses were automatically converted into medallions.

         According to official Metro-Dade County publications, approximately one-third of the currently outstanding licenses are owned by individuals or corporations that own and operate only one license. Other than 106 licenses held by one owner, the balance of the licenses are owned mainly by holders of two to five licenses. The number of license transfers has been generally increasing in recent years, with a high of 197 transfers in 1997, with an average reported price of $51,658. However, we believe that the present market price of licenses/medallions in Metro-Dade County is between $65,000 to $70,000 per medallion.


         MIAMI AREA MARKETING STRATEGY FOR MEDALLION FINANCING. We believe that the recent change to a medallion system and an emphasis on individual operator-ownership of medallions for the future will open a large new market for taxi medallion financing in the Miami area. Since this is an emerging market, we are currently developing strategies to develop contacts and market our financing to potential purchasers of medallions, and in the event refinancing is permitted, to those owners who may wish to refinance their medallions in the future. As of December 31, 1999, the total principal amount of our outstanding taxi loans in the Miami area was approximately $1,851,000.


COMMERCIAL (NON-TAXI) LOANS -- OVERVIEW

         Elk began making loans to diversified (non-taxi) small businesses ("Commercial Loans") in the New York City metropolitan area in 1985, in order to diversify its loan portfolio, which until that time had consisted almost entirely of loans to owners of New York City taxi medallions. After a period of losses in its Commercial Loan portfolio from 1991 to 1994, Elk has been increasing this portfolio on a selective basis since 1995, with a concentration on loans to operators of retail dry cleaners and laundromats. Recently, Elk has also begun geographically expanding its Commercial Loan portfolio, with loans in South Florida, Massachusetts, and North Carolina.

         Elk has chosen to concentrate its Commercial Loan portfolio in loans secured by retail dry cleaning and coin-operated laundromat equipment because of certain characteristics similar to taxi medallion lending that make these industries attractive candidates for profitable lending. These factors include: (i) relatively high fixed rates of interest ranging from approximately 325 to 700 basis points over the prevailing Prime Rate at the time of origination, (ii) low historical repossession rates,
(iii) vendor recourse in many cases, (iv) significant equity investments by borrowers, (v) an active market for repossessed equipment, and for resale of businesses as going concerns through transfers of the leasehold and business equipment to new operators, and (vi) a collateral service life that is frequently twice as long as the term of the loans. We estimate that there are approximately 4,000 retail dry cleaners and approximately 3,000 laundromats in the New York City metropolitan area. In addition, we believe that specialization in the dry cleaning and laundromat industries will permit relatively low administrative costs because documentation and terms of credit are standardized, and the consistency among the loans has simplified credit review and portfolio analysis.

         We further believe that other niche industries with similar characteristics will provide additional loan portfolio growth opportunities. Elk's other Commercial Loans are currently spread among other industries, including auto sales, retirement home, garden center, commercial construction, car wash, theater, restaurant, and financial services.

         Elk's Commercial Loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business, and Elk has originated Commercial Loans in principal amounts up to $1,000,000. Elk generally retains these loans, although from time to time it sells participation interests in its loans to diversify risk, or purchases participation interests in loans generated by other SBICs.

ELK'S LOANS


         Elk's primary business has been to provide long-term business loans at commercially competitive interest rates (which at December 31, 1999, ranged from 8.0% to 18% per annum). From 1979 through March 1997, Elk was a "Specialized Small Business Investment Company" ("SSBIC") under the rules of the SBA. All of its loans were required to be made to small businesses that were majority-owned by socially or economically disadvantaged persons, known as "Disadvantaged Concerns." In September 1996, the 1958 Act was amended to provide, among other things, that no further subsidized funding would be made available to SSBICs. Consequently, Elk amended its Certificate of Incorporation and entered into an agreement with the SBA in February 1997 in order to convert Elk from an SSBIC to an SBIC. As such, Elk may now lend to persons who are not Disadvantaged Concerns. As of December 31, 1999, more than 95% of Elk's loans and investments were to Disadvantaged Concerns.


         Elk intends to continue to make loans to Disadvantaged Concerns, particularly in connection with the ownership of taxis and related assets in the New York City and Chicago markets. Elk also intends to diversify its activities by lending and investing in a broader range of Small Business Concerns.


         SBA Regulations set forth a ceiling on the interest rates that an SBIC may charge its borrowers. Under the current SBA Regulations, the basic maximum rate of interest that an SBIC may charge is 19%. However, if either the weighted average cost of the SBIC's qualified borrowings, as determined pursuant to SBA Regulations, or the SBA's current debenture interest rate, plus, in either case, 11% and rounded off to the next lower eighth of 1%, is higher, the SBIC may charge the higher rate. The maximum rate of interest that Elk was allowed to charge its borrowers for loans originated during December 1999 was 19%. See "Regulation -- The Small Business Act of 1958."

         Elk has agreed with the SBA that it must maintain a non-taxi investment/loan portfolio (included with the combination of its assets acquired and receivables on assets acquired in the future) in an amount not less than its outstanding SBA guaranteed leverage (i.e., debentures) issued since 1995, which amount is currently $2,470,000. See "Investment Policies -- Elk's Investment Policies -- Concentration of Investments."


         Elk may revise the nature of its loan portfolio at such time as its Board of Directors determines that such revision is in the best interests of Elk. Elk does not currently anticipate that its loan portfolio will realize an annual turnover in excess of 50%. Elk will not lend to, or otherwise invest more than the lesser of (i) 10% of its total assets, or (ii) 30% of its paid-in capital attributable to its Common Stock in any one Small Business Concern. Elk has not made, and is prohibited by applicable SBA Regulations from making, loans to officers, directors or principal stockholders of Elk or "associates" of Elk, as such term is defined in applicable SBA Regulations.

TAXI MEDALLION FINANCING LOANS

         The large majority of Elk's loans have been made to purchasers or owners of New York City taxi medallions. Since Elk commenced operations it has made over $175,000,000 of such loans. However, the New York market has become increasingly more competitive, and the value of medallions has remained essentially unchanged for the last few years. This has limited Elk's opportunities to make profitable loans or expand its activities in this market. Consequently, in 1995 and 1996, Elk began expanding its taxi lending business into the Chicago, Boston, and Miami markets, where its taxi lending business has increased and continued to be profitable. During the time Elk has been making taxi loans in these markets, the market prices of medallions have been increasing. Since April 1995 when Elk began making loans in the Chicago taxi medallion market, the market value of a medallion has increased from approximately $32,000 to approximately $65,000. During the time Elk has been making taxi loans in Boston and the Miami area, the market price of medallions has increased from approximately $90,000 to $150,000 in Boston and from approximately $55,000 to $70,000 in Miami.


         As of December 31, 1999, $19,128,608, or 33%, of the aggregate principal amount of its outstanding loans of $58,029,360, represented loans made to finance the purchase or continued ownership of New York City taxi medallions and related assets; an aggregate of $23,543,297, or 40.6%, consisted of loans to finance the purchase or refinancing of taxi medallions in Chicago, and the balance of $15,357,455 or 26.4% consisted of loans to various commercial borrowers, of which $1,756,576, or 3.0%, was invested in Boston taxi medallion financing and $1,851,670, or 3.2%, was invested in Miami taxi medallion financing. See " -- Loan Portfolio; Valuation," below.


         Due to increasing competition, annual interest rates for new loans in the New York market are currently averaging 8.5%. Interest rates on Chicago taxi loans generally have ranged from 12% to 14% per year. With additional competition presently in the market place, it is expected that rates will range in the near term from 11% to 13% per year on new loans, depending upon the size of the loan, the repayment schedule, the balloon dates, the loan-to-value ratio, and the credit history of the borrower. In addition, most loans that Elk has made have been for four to six year terms and are self-amortizing. With increased competition in the market, the term of the loan may be expected to increase to periods longer than six years. Interest rates on loans in the Boston market currently range from 10-12%, and in the Miami market currently range from 12-13%.

COMMERCIAL LOAN PORTFOLIO

         Elk began making non-taxi Commercial Loans in 1985. Due to the effects of the nationwide recession of the early 1990's on the New York City metropolitan area economy, between 1990 and

1994 Elk suffered significant losses in its Commercial Loan portfolio. These losses were primarily written off against income earned by Elk on its taxi loan portfolio. By 1995, the local economy had improved and Elk again began making selective Commercial Loans, and its activities in this area has been increasing steadily. At June 30, 1995, Commercial Loans totaled $1,275,654, or 5.5%, of Elk's total loan portfolio, while at December 31, 1999, Commercial Loans totaled $11,749,209, or 20.2%, of Elk's total loan portfolio.

         At December 31, 1999, Elk's Commercial Loan portfolio consisted of 76 loans, of which 24 loans totaling $3,357,073 were to dry-cleaning businesses, 27 loans totaling $4,640,449 were to laundromat businesses, and 25 loans totaling $3,751,687 were to a variety of other small businesses. Loans to dry cleaners and laundromats represented 68% of the aggregate principal amount of Commercial Loans outstanding at December 31, 1999.


         Elk generally originates Commercial Loans by financing the cost of dry cleaning, laundromat or other business-specific equipment, while the borrower is making an equity investment to finance the cost of installation, building of appropriate infrastructure to support the equipment, installation of other equipment necessary for the business operations, other decorations and working capital. Substantially all Commercial Loans are collateralized by first security interests in the assets being financed by the borrower, or by real estate mortgages. In addition, Elk generally requires personal guaranties from the principals of the borrower and in limited cases obtains recourse guaranties from the equipment vendors.

         Elk's Commercial Loans typically require equal monthly payments covering accrued interest and amortization of principal over a four to eight year term and generally can be prepaid with a fee of 60 to 90 days of interest during the first several years of the loan. The term of, and interest rate charged on, Elk's Commercial Loans are subject to SBA Regulations.


         Elk generally obtains interest rates on its Commercial Loans that are higher than it can obtain on New York City taxi medallion loans. The Company believes that the increased yield on Commercial Loans compensate for their higher risk relative to medallion loans and that it will benefit from the diversification of its portfolio. Interest rates on currently outstanding Commercial Loans range from 8% to 18%.

LOAN PORTFOLIO; VALUATION

         The following table sets forth a classification of the Company's outstanding loans as of December 31, 1999 (unaudited):

                                                                                                 BALANCE
                                                                               MATURITY        OUTSTANDING
                                               NUMBER          INTEREST        DATE (IN         DECEMBER 31,
                       TYPE OF LOAN           OF LOANS           RATE          MONTHS)            1999
                       ------------           --------           ----          -------            ----
                                                                                               (unaudited)

New York City:    Taxi medallion            117             8.0-11%          1-240              $18,826,767

                  Radio car service         34              1-15%            1-59                   301,841

Chicago Taxi medallion                      501             11-15.5%         9-84                23,543,297

Boston Taxi medallion                       17              9.5-13%          15-60                1,756,576

Miami Taxi medallion                        37              10.5-13%         31-161               1,851,670

Other loans:

                  Restaurant                2               10-12%           1-60                   242,750

                  Embroidery manufacturer   2               12-18%           47-56                  221,198

                  Retirement home           1               15%              72                     300,000

                  Theater                   1               16%              47                     162,078

                  Hairdresser               1               12%              1                       90,046

                  Car wash                  5               8-12%            30-59                  578,204

                  Golf Holding Corp.        1               14%              12                     200,000

                  Bagel store               1               14%              31                      17,968

                  Dry cleaner               24              9-18%            25-120               3,357,073

                  Laundromat                27              10-17%           6-120                4,640,449

                  Laundry Equip             1               9.5%             45                      77,116

                  Black car service         2               10.25-12%        17-70                  449,384
                  (real property)

                  Auto sales                2               12-13%           1-29                   263,160

                  Registered investment     1               14%              1                      189,012
                  advisor

                  Garden Center             1               14%              84                     287,500

                  Auto Center               3               10.5-12%         72                     484,218

                  Commercial Construction   1               16%              74                     189,053
                                          ---                                                   ===========

Total Loans Receivable                    782                                                   $58,029,360
                                          ===                                                   ===========

         Loans made by Elk to finance the purchase or continued ownership of taxi medallions, taxis and related assets are typically secured by such medallions, taxis and related assets. Loans made by Elk to finance the acquisition and/or operation of retail, service or manufacturing businesses are typically secured by real estate and other assets. In the case of loans to corporate owners, the loans are usually personally guaranteed by the stockholders of the borrower. Elk generally obtains first mortgages, but occasionally has participated in certain financings where it has obtained a second mortgage on collateral. Elk has obtained a relatively higher rate of interest in connection with these subordinated financings. Elk has not, to date, committed more than 5% of its assets to any one business concern in its portfolio. The interest rates charged by Elk on its currently outstanding loans range from 8% to 18% per annum. As of December 31, 1999, the annual weighted average interest rate on Elk's loans was approximately 11.1%. The average term of Elk's currently outstanding loans is approximately 48 months.

         VALUATION -- As an SBIC, Elk is required by applicable SBA Regulations to submit to the SBA semi-annual valuations of its investment portfolio, as determined by its Board of Directors, which considers numerous factors including but not limited to the financial strength of its borrowers to determine "good" or "bad" status, and fluctuations in interest rates to determine marketability of loans. Reference is made to Footnotes 1, 2, and 3 of Notes to Financial Statements for the year ended June 30, 1999, for a discussion of Elk's method of valuation of its current portfolio of loans. In the event Elk invests in securities for which price quotations are readily available, Elk will value such investments at their fair market value, based on such quoted prices. With respect to securities for which price quotations are not readily available, such securities will be valued at fair market value as determined by the Board of Directors.


         COLLECTION EXPERIENCE -- Elk has not, to date, had a material loss of principal in any taxi medallion loan, although it has experienced some losses of principal in its diversified (non-taxi) loan portfolio. Likewise, its collection experience (timely payments, collections on foreclosure, etc.) with taxi medallion financings has historically been better than with its non-taxi loans. From 1991 through 1994, substantially all of Elk's provisions for loan losses and losses on assets acquired were related to business loans secured by real estate and to radio car loans. In addition, from 1991 through 1995, Elk had difficulty selling off real estate acquired on defaulted loans as a result of a depressed real estate market. Since 1995, Elk has substantially increased its diversified loan portfolio, and its overall collection experience with these loans has improved.

SOURCES OF FUNDS


     Elk is authorized to borrow money and issue debentures, promissory notes and other obligations, subject to SBA regulatory limitations. Other than the subordinated debentures issued to the SBA, Elk has to date borrowed funds only from banks. As of December 31, 1999, Elk maintained three lines of credit totaling $40,000,000 with an overall lending limit of $40,000,000. At December 31, 1999, Elk had $38,600,000 outstanding under these lines. The loans, which mature through March 2000, bear interest based on an effective rate of interest equal to approximately 150 basis points above LIBOR plus certain fees. Upon maturity, Elk anticipates extending the lines of credit for another year as has been the practice in previous years. Pursuant to the terms of the loan agreements, Elk is required to comply with certain terms, covenants and conditions, and has pledged its loans receivable and other assets as collateral for the above lines of credit.


         If interest rates rise, our cost of funds would increase while the rates on our outstanding loans to our borrowers remained fixed, and our profitability could decrease. In order to partially contain this risk, we have purchased interest rate caps and interest rate swaps. While these limit our exposure to upward movement in interest rates on our bank loans, they initially increase the effective interest rates that we pay on loans subject to these agreements. However, general rises in interest rates will reduce our interest rate spread in the short term on the floating portion of our bank debt that is not covered by interest rate caps or interest rate swaps. See "Management's Discussion and Analysis of Financial Condition and Results of Operations and Note 1 of Notes to Consolidated Financial Statements.


         Pursuant to the SBA Agreement, Elk agreed to limit the aggregate of its indebtedness based on a computation of a borrowing base each quarter. The borrowing base computation is calculated to determine that the total amount of debt due on the senior bank debt and SBA debentures does not exceed approximately 80% of the value of performing loans and investments in Elk's portfolio. Loans that are more than 90 days in arrears are valued at a lower amount in computing the borrowing base.

         In connection with the SBA Agreement, Elk has also entered into an intercreditor agreement (the "Intercreditor Agreement") and a custodian agreement (the "Custodian Agreement") with its banks and the SBA. Pursuant to the Custodian Agreement, the banks and the SBA-appointed Israel Discount Bank of New York as the custodian to hold certain notes, security agreements, financing statements, assignments of financing statements, and other instruments and securities as part of the collateral for Elk's indebtedness to the banks and the SBA. The Intercreditor Agreement sets forth the respective rights and priorities of the banks and the SBA with respect to the repayment of indebtedness to the banks and the SBA and as to their respective interests in the collateral. Pursuant to the Intercreditor Agreement, the banks consented to the grant by Elk to the SBA of a security interest in the collateral, which security interest ranks junior in priority to the security interests of the banks.

         The net proceeds of this Offering will be used primarily to fund the expansion and diversification of our investing activities. However, we will need significant additional sources of financing to significantly expand our activities. We are currently discussing with Elk's banks and certain additional banks credit lines for Ameritrans, Elk and Elk Capital contingent upon, among other conditions, completion of this Offering. To date, we have not received commitments for any additional credit lines. See "Use of Proceeds."

SBIC BENEFITS

         GENERAL. As an SBIC, Elk is eligible to receive certain financing from the SBA on favorable terms, and Elk and its stockholder are entitled to certain tax benefits, both described below. The SBA has a certain amount of discretion in determining the type and amount of financing that will be made available to an SBIC. Therefore, there can be no assurance as to the nature and amount of SBA financing that may actually be obtained by Elk. Furthermore, there are certain restrictions and requirements to which Elk is subject by virtue of its being an SBIC.

         BACKGROUND. SBICs were created under the 1958 Act as vehicles for providing equity capital, long-term loan funds and management assistance to small businesses. In general, the SBA considers a business to be "small," and therefore eligible to receive loans from an SBIC, only if (i) its net worth does not exceed $18,000,000 and if the average of its net annual income after taxes for the preceding two years was not more than $6,000,000 or (ii) it meets the size standard for the industry in which it is primarily engaged, pursuant to SBA Regulations. In addition, an SBIC is required to allocate a portion of its portfolio to the financing of concerns that (i) together with their affiliates do not have net worth in excess of $6 million and do not have an average net income after taxes for the preceding two years in excess of $2 million or (ii) meet the size standard for the industry in which they are primarily engaged. SBICs are licensed, regulated, and sometimes partially financed, by the SBA.

         BENEFITS. The principal benefits to Elk of being licensed as an SBIC are as follows:

         The SBA is authorized to guaranty full repayment of all principal and interest on debentures issued by an SBIC to the extent of 300% of the SBIC's "Leverageable Capital," as defined in the applicable SBA Regulations. However, the percentage of allowable leverage decreases if the SBIC's Leverageable Capital exceeds $15,000,000. The term of such debentures is typically 10 years. The SBA will guarantee such debentures only after such an SBIC has demonstrated a need for such debentures as evidenced by the SBIC's investment activity and its lack of sufficient funds available for investments; provided, however, that an SBIC that has invested at least 50% of its Leverageable Capital and outstanding leverage shall be presumed to lack sufficient funds available for investment. Generally, such debentures will bear interest at a fixed rate that is based on the rate which is set by the underwriters of the pooled debentures sold through SBIC Funding Corp.

         With respect to debentures guaranteed after July 1, 1991, the SBA's claim against an SBIC is subordinated, in the event of such SBIC's insolvency, only in favor of present and future indebtedness outstanding to lenders and only to the extent that the aggregate amount of such indebtedness does not exceed the lesser of 200% of such SBIC's paid-in capital and paid-in surplus (as adjusted pursuant to SBA Regulations), or $10,000,000. However, the SBA may agree to a subordination in favor of one or more loans from certain lenders, in its sole discretion. Pursuant to the SBA Agreement and the Intercreditor Agreement, the SBA agreed to a subordination in favor of Elk's banks; provided, however, that Elk is required to keep its overall debt to certain levels based upon the performance of its portfolio.

COMPETITION

         Banks, credit unions, other finance companies, some of which are SBICs, and other private lenders compete with Elk in the origination of taxi medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Elk. Many of these competitors have greater resources than Elk and certain competitors are subject to less restrictive regulations than Elk. As a result, Elk expects to continue to encounter substantial competition from such lenders. Therefore, there can be no assurance that Elk will be able to identify and complete financing transactions that will permit it to compete successfully.

EMPLOYEES


         As of December 31, 1999, we employed a total of six employees. After the Offering, we intend to hire at least two additional loan officers. We may hire other additional personnel as they are needed in connection with the expansion and diversification of our lending and investment activities. We believe that our relations with our employees are good, but that our future success will depend, in part, on our ability to continue to recruit, retain and motivate qualified personnel at all levels.


FACILITIES


         We rent office space from a law firm, the principals of which are officers and directors of Ameritrans and Elk, and we share certain office expenses with that firm. The law firm, at our request, rented an additional 1,800 square feet of office space contiguous with our offices at a below market rent (the "Additional Space"). Until we require the Additional Space, the law firm sublets the Additional Space to outside tenants. In the event all or a portion of the Additional Space is vacant, Elk has agreed to reimburse the law firm for any additional rent due. At present, the Additional Space is fully occupied pursuant to short-term arrangements. In the event our operations expand, the Additional Space could be made available to us on relatively short notice. We believe our current space, together with the Additional Space, will be sufficient for our currently anticipated needs. See "Certain Transactions."

                               INVESTMENT POLICIES

ELK INVESTMENT POLICIES

         The investment policies described below are the fundamental policies of Elk. Under the 1940 Act, these policies may be changed only by the vote of the lesser of (i) a majority of Elk's outstanding Common Stock, or (ii) 67% of the number of shares of Common Stock present in person or by proxy at a stockholder meeting at which at least 50% of the outstanding shares of Common Stock are present. Because Ameritrans is the only stockholder of Elk, we have agreed with the SEC that Elk's fundamental investment policies will be changed only by the vote of the Ameritrans stockholders.

         (a) ISSUANCE OF SENIOR SECURITIES. Elk may issue subordinated debentures to the SBA in the maximum amounts permissible under the 1958 Act and the applicable regulations. Elk currently does not have any preferred stock authorized.

         (b) BORROWING OF MONEY. Elk has the power to borrow funds from banks, trust companies, other financial institutions, the SBA or any successor agency and/or other private or governmental sources, if determined by Elk's Board of Directors to be in its best interests.

         (c) UNDERWRITING. Elk has not engaged, and does not intend to engage, in the business of underwriting the securities of other issuers.

         (d) CONCENTRATION OF INVESTMENTS. Elk may not concentrate 25% or more of its total assets in securities of issuers in any industry group except the taxi industry. Elk will make at least 25% of its investments for financing the purchase or continued ownership of taxi medallions, taxis and related assets. The balance of its investments includes, and Elk intends to continue to finance, the acquisition and/or operation of other small businesses.

         (e) REAL ESTATE. Elk has not engaged, and does not intend to engage, in the purchase and sale of real estate. However, Elk may elect to purchase and sell real estate in order to protect any of its prior investments which it considers at risk.

         (f) COMMODITIES CONTRACTS. Elk has not engaged, and does not intend to engage, in the purchase and sale of commodities or commodities contracts.


         (g) LOANS. Elk has made, and will continue to make, loans to Small Business Concerns in accordance with the provisions of the 1958 Act and the SBA Regulations.


         (h) WRITING OPTIONS. Elk has not engaged, and does not intend to engage, in the writing of options.

         (i) SHORT SALES. Elk has not engaged, and does not intend to engage, in short sales of securities.

         (j) PURCHASING SECURITIES ON MARGIN. Elk has not engaged, and does not intend to engage, in the purchase of securities on margin.

         (k) FUTURES CONTRACTS. Elk has not engaged, and does not intend to engage, in the purchase or sale of futures contracts.

         (l) RESTRICTED SECURITIES. Elk may invest up to 100% of its assets in restricted securities.

         (m) TYPES OF INVESTMENTS. Although Elk was organized primarily to provide long term loan funds to Small Business Concerns, Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns. Accordingly, Elk may make equity investments in Small Business Concerns if determined by its Board of Directors to be in the best interests of Elk.

         (n) MAXIMUM INVESTMENT. Elk will not lend or otherwise invest more than the lesser of (i) 10% of its total assets or (ii) 30% of its paid-in capital attributable to its Common Stock with respect to any one Small Business Concern.

         (o) PERCENTAGE OF VOTING SECURITIES. The percentage of voting securities of any one Small Business Concern which Elk may acquire may not exceed 49% of the outstanding voting equities of such Small Business Concern.

         (p) MANAGEMENT CONTROL. Elk does not intend to invest in any company for the purpose of exercising control of management. However, Elk may elect to acquire control in order to protect any of its prior investments which it considers at risk.

         (q) INVESTMENT COMPANIES. Elk has not invested, and does not intend to invest, in the securities of other investment companies.


         (r) PORTFOLIO TURNOVER. Elk intends to make changes in its portfolio when, in the judgment of its Board of Directors, such changes will be in the best interest of our stockholders in light of the then existing business and financial conditions. We do not anticipate that Elk's loan portfolio will realize an annual turnover in excess of 50%, although there can be no assurance with respect thereto.


AMERITRANS INVESTMENT POLICIES

         Ameritrans' investment objectives will be to provide a high level of current income for its stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. Ameritrans will seek to achieve its investment objectives by maximizing net interest income and income from operations and expanding operations. There can be no assurance that Ameritrans will achieve its investment objectives.

         Ameritrans' only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Ameritrans' outstanding voting securities, as defined under the 1940 Act, are the restrictions described below. A "majority of Ameritrans' outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Ameritrans' investment objectives, are not fundamental policies of Ameritrans and may be changed by Ameritrans' Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Ameritrans' assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Ameritrans' acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Ameritrans' investment policies and limitations. Ameritrans' fundamental policies are as follows:

         (a) Ameritrans will at all times conduct its business so as to retain its status as a BDC under the 1940 Act. In order to retain that status, Ameritrans may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if, after giving effect to such acquisition, the value of its "Qualifying Assets," amount to less than 70% of the value of its total assets. Ameritrans believes that the securities it proposes to acquire in connection with the acquisition of Elk, as well as temporary investments it makes with its funds, will generally be Qualifying Assets. See "Regulation."


         (b) Ameritrans may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a BDC, Ameritrans may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA, the preferred stock issued to the SBA by Elk and Elk's bank borrowings may be considered senior securities issued by Ameritrans requiring asset coverage of 200%; however, pursuant to an Exemptive Order issued by the SEC on December 7, 1999, such debentures, preferred stock and bank borrowings are exempt from the asset coverage requirements of the 1940 Act.


         (c) Ameritrans will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act in the disposition of restricted securities), (ii) engage in short sales of securities, (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (iv) write or buy put or call options, or (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Ameritrans and Elk may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Ameritrans may sponsor the securitization of loan portfolios.

         (d) Ameritrans and Elk may originate loans and loans with equity features. To the extent permitted under the 1940 Act and the regulations promulgated thereunder, Ameritrans may also make loans as permitted (i) under its existing stock option plans, (ii) under plans providing for options for disinterested directors that might be adopted by Ameritrans in the future, and
(iii) to officers and directors for the purchase of Ameritrans Common Stock.

         (e) Ameritrans will hold all of the outstanding common stock of Elk and Elk Capital and may organize additional subsidiaries in the future. Ameritrans may acquire restricted securities of small businesses.


         Elk Capital will engage in activities similar to those of Elk and Ameritrans, but since Elk Capital will be neither an SBIC or a RIC, it will have an added degree of flexibility in the loans and equity investments that it may make.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The Board of Directors and executive officers of Ameritrans and Elk are identical. The following table sets forth certain information concerning our directors and executive officers:


         NAME                                                  POSITION
         ----                                                  --------
Gary C. Granoff(1)                                             President and Chairman of Board of Directors

Ellen M. Walker(1)                                             Vice President, General Counsel and Director

Lee A. Forlenza(1)                                             Vice President and Director

Steven Etra(1)                                                 Vice President and Director

Silvia Mullens(1)                                              Vice President

Margaret Chance(1)                                             Secretary

Marvin Sabesan                                                 Director

Paul Creditor                                                  Director

Allen Kaplan                                                   Director

John L. Acierno                                                Director

John R. Laird                                                  Director

Howard F. Sommer                                               Director

--------------------------------------

(1) As BDCs under the 1940 Act, a majority of the directors of both Ameritrans and Elk are required to be individuals who are not "interested persons" of the company. Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Steven Etra, Margaret Chance and Silvia Mullens are each "interested persons" with respect to both Ameritrans and Elk, as such term is defined in the 1940 Act.

         Gary C. Granoff, age 51, has been President and a director of Ameritrans since its formation and of Elk since its formation in July 1979 and Chairman of the Board of Directors since December 1995. Mr. Granoff has been a practicing attorney for the past 26 years and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), Elk's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

         Ellen M. Walker, age 44, has been a Vice President, General Counsel and a director of Ameritrans since its formation and a Vice President and General Counsel of Elk since July 1983. She was a director of Elk from July 1983 to August 1994, and has been a director of Elk since 1995. Ms. Walker has been a practicing attorney for more than seventeen years and she is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

         Lee A. Forlenza, age 42, has been a Vice President and a director of Ameritrans since its formation, a Vice President of Elk since March 1992, and a director of Elk since January 1995. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and has been President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

         Steven Etra, age 50, has been a Vice President and a director of Ameritrans since its inception, a Vice President of Elk since January 1999, and a director of Elk since November 1995. Mr. Etra has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996. Mr. Etra has extensive business experience in investing in emerging companies.

         Silvia Maria Mullens, age 48, has been a Vice President of Ameritrans since its inception, a Vice President of Elk since 1996, and the Loan Administrator of Elk since February 1994. Prior to joining Elk, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. Mullens received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.


         Margaret Chance, age 45, has been Secretary of Ameritrans since its inception and Secretary of Elk and involved in loan administration since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG, since January 1982. Ms. Chance holds a paralegal certificate.

         Marvin Sabesan, age 70, has been a director of Ameritrans since its inception and a director of Elk since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

         Paul Creditor, age 63, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Creditor has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

         Allen Kaplan, age 49, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Kaplan has been since November 1986, Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City medallion taxis. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

         John L. Acierno, age 41, has been a director of Ameritrans since its inception and a director of Elk since October 1997. Mr. Acierno has served as president of Executive Charge Inc. and its affiliated companies for the last ten years. During that time, Executive Charge Inc. has become the largest executive sedan operation in the United States with over 1,300 vehicles servicing the greater New York Metropolitan area. His background includes practicing law as a labor attorney for Proskauer Rose and serving as counsel for R.H. Macy & Co. Mr. Acierno was founder and immediate past president for the last six years of the Black Car Assistance Corporation, the organization which serves as the New York black car industry association. He was named International Taxicab and Limousine Association Premium Service Operator of the Year for 1996. Mr. Acierno graduated Phi Beta Kappa from Tufts University, and Cum Laude from Cornell Law School.

         John R. Laird, age 57, has been a director of Ameritrans and of Elk since January 1999. Mr. Laird has been a private investor since 1994, when he retired from Shearson Lehman Brothers Inc. ("Shearson"). Mr. Laird served as President and Chief Executive Officer of the Shearson Lehman Brothers Division of Shearson and as a member of the Shearson Executive Committee from 1992 to 1994. Mr. Laird was also Chairman and Chief Executive Officer of The Boston Company, a subsidiary of Shearson, from 1990 until its sale by Shearson in 1993. From 1977 to 1989 Mr. Laird was employed by American Express in various capacities including Senior Vice President and Treasurer. He also is and has been a member of boards of various cultural and philanthropic organizations, including but not limited to, the Corporate Advisory Committee of the Boston Museum of Fine Arts and the Board of Overseers for the Boston Symphony Orchestra. Mr. Laird received a B.S. in finance and an M.B.A. from Syracuse University and attended the Advanced Management Program at Harvard Business School.

         Howard F. Sommer, age 59, has been a director of Ameritrans and of Elk since January 1999. Mr. Sommer has been President and Chief Executive Officer of New York Community Investment Company L.L.C., an equity investment fund providing long-term capital to small businesses throughout the State of New York, since 1995. Mr. Sommer was President of Fundex Capital Corporation from 1978 to 1995, President of U.S. Capital Corporation from 1973 to 1995, worked in management consulting from 1971 to 1973 and held various positions at IBM and Xerox Corporations from 1962 to 1971. Mr. Sommer was also a member of the Board of Directors for the National Association of Small Business Investment Companies, serving on its executive committee from 1989 to 1993 and as Chairman of the Board in 1994. He received a B.S. in electrical engineering from City College of New York and attended the Graduate School of Business at New York University.

         Our directors are actively involved in the oversight of our affairs, including financial and operational issues, credit and loan policies, asset valuation, and strategic direction.

COMMITTEES OF THE AMERITRANS BOARD

         Ameritrans has a standing Audit Committee and a standing 1999 Employee Plan Committee.

         The Audit Committee is comprised of Paul Creditor, John Acierno and Gary Granoff. The function of the Audit Committee is to review our internal accounting control procedures, review our consolidated financial statements and review with the independent public accountants the results of their audit.

         The 1999 Employee Plan Committee administers our 1999 Employee Plan. See " -- Stock Option Plans -- The 1999 Employee Plan," below.

EXECUTIVE COMPENSATION


         Prior to the Share Exchange, our directors and officers were compensated as directors and officers of Elk and received no compensation from Ameritrans. The following table sets forth all remuneration for services rendered to Elk to (i) each of the executive officers and (ii) all executive officers as a group during the fiscal year ended June 30, 1999. No non-employee director received compensation in excess of $60,000 during that period.

NAME AND PRINCIPAL POSITION                           CASH COMPENSATION(1)                 SEP BENEFIT(2)
-----------------------------                           --------------------                 --------------
Gary C. Granoff, President                                  $215,712(3)                        $24,000

Ellen M. Walker, Vice President and General                 $103,917                           $15,000
Counsel

Lee A. Forlenza, Vice President                              $45,000                            $6,750

Silvia Mullens, Vice President                               $61,825                            $9,274

Margaret Chance, Secretary                                   $60,652                            $9,098

All executive officers as a group (5 persons)               $487,106                           $64,122


--------------------------------------
(1) Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for Elk. This amount includes officers' salaries, other salaries and employee benefits.
(2)      Simplified Employee Pension Plan.
(3)      Does not include $20,000 of reimbursable expenses.

         During the fiscal year ended June 30, 1999, increases in compensation were given to Silvia Mullens and Margaret Chance, and Steven Etra became a Vice President. In addition, increases were authorized for Gary C. Granoff, Ellen M. Walker, and Lee A. Forlenza, effective July 1, 1999. Our other officers are receiving, in the aggregate from Ameritrans and/or Elk, the same compensation as was paid by Elk during the fiscal year ended June 30, 1999. However, we expect future compensation to be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. The Boards of Directors may increase such compensation for the fiscal year ending June 30, 2000.


         Ameritrans and Elk have a policy of paying their directors who are not employees fees of $750 for each meeting attended. Since July 1, 1996, non-employee directors have been paid annual fees of $2,000 per year in addition to the fees paid for each meeting attended. Fees and expenses paid to non-affiliated directors were, in the aggregate, approximately $27,500 for the year ended June 30, 1997, and $52,050 for the year ended June 30, 1998 and $32,375 for the year ended June 30, 1999.


         No options were granted to any officers or directors in the fiscal year ended June 30, 1998. However, in January 1999, an aggregate of 100,000 options were granted to certain officers. See " -- Stock Option Plans -- The 1999 Employee Plan."

STOCK OPTION PLANS


         The descriptions of the 1999 Employee Plan and the Director Plan set forth below are qualified in their entirety by reference to the text of the plans.

1999 EMPLOYEE PLAN

         An employee stock option plan (the "1999 Employee Plan") was adopted by the Ameritrans Board of Directors, including a majority of the non-interested directors, and approved by a stockholder vote, in order to link the personal interests of key employees to our long-term financial success and the growth of stockholder value. The 1999 Employee Plan is substantially identical to, and the successor to, an employee stock option plan adopted by the Board of Directors of Elk and approved by it stockholders in September 1998 (the "1998 Elk Employee Plan").

         The 1999 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 125,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to our employees. By adopting the 1999 Employee Plan, the Board believes that we will be better able to attract, motivate and retain as employees people upon whose judgment and special skills our success in large measure depends. As of June 30, 1999, options to purchase an aggregate of 100,000 shares of Common Stock had been granted to various officers. These options were originally granted under the Elk 1998 Employee Plan. Options for 70,000 shares are exercisable for 10 years from the date of grant at a price of $8.88 per share (the fair market value of the Common Stock on the date of grant), and options for 30,000 shares are exercisable for five
(5) years from the date of grant at a price of $9.77 per share. Accordingly, 25,000 shares of Common Stock are available for future awards under the 1998 Employee Plan.

         The 1998 Employee Plan is administered by the 1999 Employee Plan Committee of the Board of Directors, which is comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act")). The committee can make such rules and regulations and establish such procedures for the administration of the 1998 Employee Plan as it deems appropriate.


         The exercise price of an incentive stock option must be at the fair market value of our Common Stock on the date of grant (110% of the fair market value for stockholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of Ameritrans or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

         No option may have a term of more than 10 years (five (5) years for 10% or greater stockholders). Options generally may be exercised only if the option holder remains continuously associated with us or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

         The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss, and we will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income, and we will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

NON-EMPLOYEE DIRECTOR PLAN

         A stock option plan for non-employee directors (the "Director Plan") was adopted by the Ameritrans Board of Directors and approved by a stockholder vote, in order to link the personal interests of non-employee directors to our long-term financial success and the growth of stockholder value. The Director Plan is substantially identical to, and the successor to, an employee stock option plan adopted by the Board of Directors of Elk and approved by it stockholders in September 1998 (the "Elk Director Plan"). Ameritrans and Elk submitted an application for, and received on August 31, 1999, an exemptive order relating to these plans from the SEC.



         The Director Plan provides for the automatic grant of options to directors who are not our employees, officers or interested persons (an "Eligible Director"). By adopting the Director Plan, the Board believes that we will be better able to attract, motivate and retain as directors people upon whose judgment and special skills our success in large measure depends. The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares.

         The Director Plan provides that an Eligible Director serving on our Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director after the Approval Date such elected director will automatically receive on the date such director has served as a director for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director.

         The Director Plan is administered by a committee of directors who are not eligible to participate in the Directors Plan. Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.


         The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Elk will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

         If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.


         Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.


         The Director Plan may be terminated at any time by the Board of Directors, and will terminate 10 years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of our stockholders.

         The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT


         The following table sets forth certain information as to (i) those persons who, to our knowledge, owned 5% or more of our outstanding Common Stock as of December 31, 1999, (ii) each of our directors and (iii) all of our officers and directors as a group. Except as set forth below, the address of each person listed below is the address of Ameritrans. See "Prospectus Summary."

                                      NUMBER OF SHARES OF                 PERCENTAGE OF OUTSTANDING COMMON STOCK
NAME                                  COMMON STOCK OWNED                     PRIOR TO OFFERING AFTER OFFERING
------                                  ------------------                     --------------------------------
*Gary C. Granoff                           350,708(1)                       19.0%                       11.9%

*Ellen M. Walker                            57,374(2)                        3.1%                        1.9%

*Lee A. Forlenza                            48,095(3)                        2.6%                        1.6%

*Steven Etra                               133,016(4)                        7.2%                        4.5%

Marvin Sabesan                              84,417(5)                        4.3%                        2.6%
c/o  Pearl River Textiles, Inc.
990 Sixth Avenue
New York, NY

Paul Creditor                                7,556(6)                          **                          **
747 Third Avenue, Ste. 4C
New York, NY

Allen Kaplan                                10,556(7)                          **                          **
c/o  Executive Charge, Inc.
1440 39th Street
Brooklyn, NY

                                      NUMBER OF SHARES OF                 PERCENTAGE OF OUTSTANDING COMMON STOCK
NAME                                  COMMON STOCK OWNED                     PRIOR TO OFFERING AFTER OFFERING
------                                  ------------------                     --------------------------------
John L. Acierno                              5,556(8)                           **                          **
c/o  Executive Charge, Inc.
1440 39th Street
Brooklyn, NY

John R. Laird                                  100                              **                          **
481 Canoe Hill Road
New Canaan, CT

Howard F. Sommer                                --                              **                          **
c/o  New York Community
Investment Co., LLC
120 Broadway
New York, NY

Dan M. Granoff                             155,979(9)                        8.9%                        5.5%
Children's Hospital
Oakland Research Institute
747 52nd Street
Oakland, CA

Alexander Nash                             103,750(10)                       5.5%                        3.3%
20 W. Lincoln Avenue
Valley Stream, NY

Paul D. Granoff                            143,179(11)                       8.2%                        4.9%
c/o  Rush-Copley Medical Center
1900 Ogden Avenue
Aurora, IL  60504

All Officers and Directors as a            726,890(12)                      38.9%                       23.5%
group (12 persons)



--------------------------------------


* Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, and Steven Etra are each "interested persons" with respect to Ameritrans and Elk, as such term is defined in the 1940 Act.

**   Less than 1%.


1. Excludes (i) 24,933 shares owned directly or indirectly by Mr. Granoff's wife, as to which he disclaims beneficial ownership and (ii) 10,500 shares owned by one of Mr. Granoff's sons, as to which shares he does not exercise any control and disclaims beneficial ownership. Includes (i) 10,900 shares owned by the Granoff family foundation, a charitable foundation of which Mr. Granoff and his father, mother, and brother, Dan M. Granoff, are trustees; (ii) 35,321 shares held by Mr. Granoff as trustee for his children and other family members; (iii) 261 shares held by GCG Associates Inc., a corporation owned by Mr. Granoff; (iv) 76,084 shares owned by Dapary Management Corp., a corporation controlled by Mr. Granoff and (v) 30,000 shares issuable upon the exercise of five-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

2. Includes (i) 200 shares held by Ms. Walker as custodian for her son; (ii) 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership (Mr. Granoff retains a reversionary interest in 21,000 of such shares), and (iii) 20,000 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

3. Includes 17,500 shares issuable upon the exercise of ten-year options issued to under the 1999 Employee Plan. See "Stock Option Plans."

4.   Includes (i) 29,022 shares held by Mr. Etra and his wife as joint tenants;
     (ii) 27,000 shares held by Mr. Etra's wife; (iii) 1,500 shares held by Mr. Etra's son; (iv) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra, (v) 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which Mr. Etra is a trustee and
     (vi) 17,500 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

5. Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership of the 28,551 shares held by his wife. Also includes 5,556 shares issuable upon the exercise of ten-year options issued under the Director Plan. See "Stock Option Plans."

6. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan. See "Stock Options Plans."

7. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan. See "Stock Options Plans."

8. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan. See "Stock Options Plans."

9. Includes (i) 10,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff, Gary C. Granoff and Dr. Dan M. Granoff are the trustees, and (ii) 2,800 shares held in an IRA Rollover Account for the benefit of Dr. Granoff.

10 Includes (i) 6,500 shares held by Dr. Nash as custodian for his daughter and (ii) 52,900 shares held by his wife, as to which shares Dr. Nash disclaims beneficial ownership.

11. Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife, of which shares he disclaims beneficial ownership.

12. Includes 100,000 shares issuable upon the exercise of 30,000 five-year and 70,000 ten-year options issued under the 1999 Employee Plan and 22,224 shares issuable upon the exercise of ten-year options issued under the Director Plan. See "Stock Option Plans."


         Except pursuant to applicable community property laws or as described above, each person listed in the table above has sole voting and investment power, and is both the owner of record and the beneficial owner of his or her respective shares.

                              CERTAIN TRANSACTIONS


         Elk pays legal fees, on a fixed or hourly basis, for loan closing services relating to loans other than New York taxi and radio car loan closings to Granoff, Walker & Forlenza, P.C. ("Granoff, Walker") whose stockholders are officers and directors of Elk and Ameritrans. Such services related to New York taxi and radio car loans are provided by the officers and employees of Elk. Elk paid Granoff, Walker fees of $62,987 during the fiscal year ended June 30, 1999 and $28,420 during the period from July 1, 1999 through December 31, 1999. Elk generally charges its borrowers loan origination fees to generate income to offset the legal fees paid by Elk for loan closing services.

         We also rent office space from Granoff, Walker and share certain office expenses with that firm. For the fiscal year ended June 30, 1999, we paid $39,600 in rent, $59,400 in shared overhead expense, and $25,738 of other reimbursable shared overhead expense. For the year ending June 30, 2000, we have agreed to pay $39,600 in rent and a minimum of $59,400 in expenses, which amount is subject to adjustment if actual expenses vary. As of December 31, 1999, Elk's share of overhead expenses for the fiscal year to date was $45,312.


         During the fiscal year ended June 30, 1998, Granoff, Walker exercised an option in its lease, at our request, and rented an additional 1,800 square feet of office space contiguous with our offices at a below market rent (the "Additional Space"). Until we require the Additional Space, the law firm sublets the Additional Space to outside tenants under short-term arrangements. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which we would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. At present, the Additional Space is fully occupied, thus requiring no reimbursement payment from us, although some liability under the reimbursement obligation may occur in the future. In the event our operations expand, we could occupy all or part of the Additional Space without the inconvenience and expense of having to relocate our offices.

CONFLICTS OF INTEREST POLICIES

         The Boards of Directors of Ameritrans and Elk have adopted policies governing potential conflicts of interest between the companies and their directors and officers. Together, these policies comprise our "Codes of Ethics" as required under the 1940 Act.

         These policies generally provide that no officer, director or employee of the respective company will make any loan which might be deemed to be appropriate for that company, unless and until such transaction is first approved by a majority of the directors of that company who are not "interested persons" of that company within the meaning of the 1940 Act and who have no financial or other material interest in the transaction. A loan would not be deemed to be appropriate for Elk if in any manner such loan (or investment) would in any way violate SBA Regulations in effect at the time of making such loan or investment. In reviewing any such transaction, the directors will examine, among other factors, whether the transaction would deprive the company of an opportunity or whether it would otherwise conflict with our best interests and those of our stockholders. A complete record of any such review and the results of the review will be maintained by the respective company as part of its permanent records.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Ameritrans Certificate of Incorporation limits the liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. This limitation of liability does not affect the availability of equitable remedies such as injunctive relief or recision.

         The Ameritrans by-laws provide that Ameritrans shall indemnify its officers and directors to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. We have entered into indemnification agreements with our officers and directors containing provisions that may require Ameritrans, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status as directors or officers (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         Ameritrans has directors' and officers' liability insurance. This policy was previously held by Elk for the benefit of its officers and directors and was assumed by Ameritrans upon the completion of the Share Exchange.

                                   REGULATION

THE INVESTMENT COMPANY ACT OF 1940

         Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as BDCs and, as such, are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that a BDC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless so authorized by the vote of a "majority of its outstanding voting securities," as defined under the 1940 Act.

         BDCs are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of Common Stock offered hereby if their asset coverage of such indebtedness and all senior securities is at least 200% immediately after each such issuance. Subordinated SBA debentures, preferred stock guaranteed by or issued to the SBA by Elk, and Elk bank borrowings are not subject to this asset coverage test. In addition, while senior securities are outstanding, provision must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase. The Exemptive Order issued by the SEC grants certain relief from the asset coverage ratios applicable to BDCs.

         Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, certain Qualifying Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to our proposed business are the following:

         (1) Securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

                  (a) is organized under the laws of, and has its principal place of business in, the United States;

                  (b) is not an investment company other than an SBIC wholly-owned by the BDC; and


                  (c) satisfies one or more of the following requirements:

                           (i) the issuer does not have a class of securities
                  with respect to which a broker or dealer may extend margin credit; or

                           (ii) the issuer is controlled by a BDC and the BDC
                  has an affiliated person serving as a director of issuer;

                           (iii) the issuer has total assets of not more than
                  $4,000,000 and capital and surplus (stockholders' equity less retained earnings) of not less than $2,000,000, or such other amounts as the SEC may establish by rule or regulation; or

                           (iv) the issuer meets such requirements as the SEC
                  may establish from time to time by rule or regulation.


         (2) Securities for which there is no public market and which are purchased in transactions not involving a public offering from the issuer of such securities where the issuer is an eligible portfolio company which is controlled by the BDC.

         (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

         (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

         In addition, a BDC must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. In order to count securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. We believe that the common stock of Elk held by Ameritrans are Qualifying Assets.

THE SMALL BUSINESS INVESTMENT ACT OF 1958


         Elk was formerly an SSBIC and, as explained in further detail below, was converted to an SBIC in February 1997 in accordance with an agreement with the SBA. The 1958 Act authorizes the organization of SBICs as vehicles for providing equity capital, long term financing and management assistance to Small Business Concerns. A Small Business Concern, as defined in the 1958 Act and the SBA Regulations, is a business that is independently owned and operated and which is not dominant in its field of operation. In addition, at the end of each fiscal year, at least 20% of the total amount of loans made since April 25, 1994 by each SBIC must be made to a subclass of Small Business Concerns that (i) have a net worth, together with any affiliates, of $6 million or less and average annual net income after U.S. federal income taxes for the preceding two (2) years of $2 million or less (average annual net income is computed without the benefit of any carryover loss), or (ii) satisfy alternative criteria under SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. SBA Regulations also prohibit an SBIC from providing funds to a Small Business Concern for certain purposes, such as relending and reinvestment.


         The 1958 Act authorized the organization of SSBICs to provide assistance to Disadvantaged Concerns, i.e., businesses that are at least 50% owned and managed by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages. Certain 1996 amendment to the 1958 Act provided, among other things, that no further subsidized funding would be made available to SSBICs. Thereafter, pursuant to an agreement with the SBA, Elk was converted to an SBIC, subject to certain conditions imposed by the SBA. Under this agreement, Elk may now lend to persons who are not Disadvantaged Concerns. As of December 31, 1999, more than 95% of Elk's portfolio of loans and investments were to Disadvantaged Concerns.



         Under current SBA Regulations and subject to local usury laws, the maximum rate of interest that Elk may charge may not exceed the higher of (i) 19% or (ii) a rate calculated with reference to Elk's weighted average cost of qualified borrowings, as determined under SBA Regulations or the SBA's current debenture interest rate. The current maximum rate of interest permitted on loans originated by Elk is 19%. At June 30, 1999, Elk's outstanding loans had a weighted average rate of interest of 11.2%. SBA Regulations also require that each loan originated by SBICs have a term of between five years and 20 years.


         The SBA restricts the ability of SBICs to repurchase their capital stock, to retire their subordinated SBA debentures and to lend money to their officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

         Under SBA Regulations, without prior SBA approval, loans by licensees with outstanding SBA leverage to any single Small Business Concern may not exceed 20% of an SBIC's Leveragable Capital. Under the terms of the SBA Agreement, however, Elk is authorized to make loans to Disadvantaged Concerns in amounts not exceeding 30% of its respective Leveragable Capital.

         SBICs must invest funds that are not being used to make loans in investments permitted under SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the government of the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of an SBIC's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under credit facilities.

         SBICs may purchase voting securities of Small Business Concerns in accordance with SBA Regulations. SBA Regulations prohibit SBICs from controlling a Small Business Concern except where necessary to protect an investment. SBA Regulations presume control when SBICs purchase (i) 50% or more of the voting securities of a Small Business Concern if the Small Business Concern has less than 50 stockholders or (ii) more than 20% (and in certain situations up to 25%) of the voting securities of a Small Business Concern if the Small Business Concern has 50 or more stockholders.

                        FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is a general summary of the federal income tax principles applicable to Ameritrans, based on the currently existing provisions of the Internal Revenue Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Ameritrans or to the holders of its Common Stock. These principles, in general, also apply to Elk, but the sole direct stockholder of Elk is Ameritrans.

         Ameritrans has elected to be treated as a "regulated investment company" (a "RIC") under Section 851 of the Internal Revenue Code, and Elk has elected to be treated as a RIC since 1984. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on stockholder dividends. In addition, because Elk currently qualifies for treatment as a RIC, Ameritrans anticipates that the dividends it receives from Elk will not be subject to corporate taxation at the level of Elk. Elk Capital will not be treated as a RIC and therefore it is contemplated its earnings will not be distributed to stockholders.

TAXATION OF REGULATED INVESTMENT COMPANIES

         In order to qualify as a RIC for a given fiscal year, a company must meet each of the following conditions for that fiscal year:

                  a) The company must be registered as an investment company under the 1940 Act at all times during the year.

                  b) At least 90% of the company's gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payment with respect to securities loans.

                  c) Less than 30% of the company's gross income must be derived from the sale or other disposition of securities held for less than three months.

                  d) At the close of each quarter, at least 50% of the value of the company's total assets must be represented by cash, cash items (including receivables), securities of other RICs and securities of other issuers, except that the investment in a single issuer of securities may not exceed 5% of the value of the RIC's assets, or 10% of the outstanding voting securities of the issuer.

                  e) At the close of each quarter, and with the exception of government securities or securities of other RICs, no more than 25% of the value of a RIC's assets may be made up of investments in the securities of a single issuer or in the securities of two or more issuers controlled by the RIC and engaged in the same or a related trade or business. However, if a non-RIC entity controlled by the RIC subsequently sustains internally generated growth (as opposed to growth via acquisitions), the diversification requirement will not be violated even if the non-RIC subsidiary represents in excess of 25% of the RIC's assets.

                  f) The company must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Internal Revenue Code), as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions. This treatment substantially eliminates the "double taxation" (i.e., taxation at both the corporate and stockholder levels) that generally results from the use of corporate investment vehicles. A RIC is, however, generally subject to federal income tax at regular corporate rates on undistributed investment company taxable income.

         In order to avoid the imposition of a non-deductible 4% excise tax on its undistributed income, a company is required, under Section 4982 of the Internal Revenue Code, to distribute within each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income (reduced by the RIC's net ordinary loss for the calendar year, but not below its net capital gain) for the one-year period ending on October 31 of such calendar year.

         The tax benefits available to a qualified RIC are prospective, commencing with the fiscal year in which all the conditions listed above are met, and would not permit Ameritrans to avoid income tax at the corporate level on income earned during prior taxable years. If Ameritrans fails to qualify as a RIC for a given fiscal year, Ameritrans will not be entitled to a federal income tax deduction for dividends distributed, and amounts distributed as stockholder dividends by Ameritrans will therefore be subject to federal income tax at both the corporate level and the individual level.

         Dividends distributed by Elk to Ameritrans will constitute ordinary income to Ameritrans to the extent derived from non-capital gain income of Elk, and will ordinarily constitute capital gain income to Ameritrans to the extent derived from capital gains of Elk. However, since Ameritrans is also a RIC, Ameritrans will, in general, not be subject to a corporate level tax on its income to the extent that it makes distributions to its stockholders. If Elk does not qualify as a RIC for any reason in any fiscal year, it will not be entitled to a federal income tax deduction for dividends distributed, and will instead be liable to pay corporate level tax on its earnings. Further, if Elk does not qualify as a RIC, such failure will cause Ameritrans to fail to qualify for RIC status as well, as long as Elk stock held by Ameritrans represents more than 25% of Ameritrans' assets. In such a case, Ameritrans will be taxed on dividends received from Elk, subject to the deduction for corporate dividends received, which is currently 70%. Thus, if Elk fails to qualify as a RIC for any reason, its earnings would be taxed at three levels: to Elk, in part to Ameritrans, and finally, when they are distributed by Ameritrans, to our stockholders.

         Elk Capital will not be a RIC, so it will be subject to corporate tax on its earnings. Elk Capital does not currently represent more than 25% of Ameritrans' assets, but it is a non-RIC entity controlled by Ameritrans and engaged in the same or a related trade or business as Ameritrans. If Elk Capital subsequently sustains internally generated growth (as opposed to growth via acquisitions), the diversification requirement discussed above should not be violated even if Elk Capital represents in excess of 25% of Ameritrans' assets. However, if the diversification requirement is not complied with, such failure will cause Ameritrans to fail to qualify for RIC status.

         As long as Ameritrans qualifies as a RIC, dividends distributed by Ameritrans to its stockholders out of current or accumulated earnings and profits constitute ordinary income to such stockholders to the extent derived from ordinary income and short-term capital gains of Ameritrans (such as interest from loans by Ameritrans). Any long-term capital gain dividends distributed by Ameritrans would constitute capital gain income to Ameritrans stockholders. To the extent Ameritrans makes distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to the stockholder, reducing the tax basis of the stockholder's stock by the amount of such distribution, but not below zero, with distributions in excess of the stockholder's basis taxable as capital gains if the stock is held as a capital asset.

TAXATION OF SBICS

         As a result of Elk's status as a licensed SBIC under the 1958 Act, Elk and its stockholders qualify for the following tax benefits:


                  (i) Under Section 243 of the Internal Revenue Code, Elk may deduct 100% of the dividends received by it from domestic corporations in which it has made equity investments, regardless of whether such corporations are subsidiaries of Elk (in contrast to the generally applicable 70% deduction under the Code). Because Elk generally makes long-term loans rather than equity investments, this potential benefit is not likely to be of practical significance to Elk or its stockholder.

                  (ii) Under Section 1243 of the Internal Revenue Code, losses sustained on Elk's investments in the convertible debentures, or stock derived from convertible debentures, of Small Business Concerns are treated as ordinary losses rather than capital losses to Elk. Because Elk does not presently intend to purchase convertible debentures, however, this potential benefit is not likely to be of practical significance to Elk or its stockholder.


                  (iii) Under Section 1242 of the Internal Revenue Code, Elk's stockholders are entitled to take an ordinary rather than a capital loss deduction on losses resulting from the worthlessness or the sale or exchange of Elk Common Stock.

STATE AND OTHER TAXES

         The foregoing discussion relates only to federal income tax matters. Ameritrans is also subject to state and local taxation. The state, local and foreign tax treatment may not conform to the federal tax treatment discussed above. Stockholders should consult with their own tax advisors with respect to the state and local tax considerations pertaining to Ameritrans.

                          DESCRIPTION OF CAPITAL STOCK


         The authorized capital stock of Ameritrans consists of 5,000,000 shares, $.0001 par value, of Common Stock, of which 1,745,600 shares are issued and outstanding, and 1,000,000 shares of "blank check" preferred stock, none of which are issued and outstanding. As of December 31, 1999, there were approximately 274 holders of record of the Ameritrans Common Stock.


COMMON STOCK

         The holders of Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Common Stock may elect all of our directors) nor any preemptive rights. Holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor.

         In order to qualify as a "regulated investment company" under the Internal Revenue Code, we are required to distribute as dividends to our stockholders, for each fiscal year, at least 90% of our taxable income and 90% of the excess of our tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income, we are required to distribute as dividends, within each calendar year, at least 98% of our ordinary income for such calendar year and 98% of our capital gain net income for the one-year period ending on October 31 of such calendar year. See "Federal Income Tax Considerations." In the event of a liquidation, dissolution or winding up of Ameritrans, holders of Common Stock will be entitled to receive a ratable portion of the assets of Ameritrans remaining after provision for payment of creditors. All of the outstanding shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK

         Subject to the asset coverage requirements of the 1940 Act, Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of the our Certificate and limitations prescribed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders. We have no current plans to issue any shares of Preferred Stock of any class or series.

         The Board of Directors could issue classes or series of the undesignated Preferred Stock to make more difficult or to discourage an outsider's attempt to obtain control of Ameritrans by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of the Preferred Stock by the Board of Directors could have a negative effect on the rights of the holders of Common Stock. For example, holders of Preferred Stock may be entitled to receive dividends and distributions on liquidation before the holders of the Common Stock, and the Preferred Stock could have full or limited voting rights and may be convertible into shares of Common Stock. As a result, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may cause the market price of the Common Stock to go down.

TRANSFER AGENT

         The transfer agent for our Common Stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.


BUSINESS COMBINATION PROVISIONS

         Delaware Corporation Law Section 203 is entitled "Business Combinations with Interested Stockholders." Subject to certain exceptions, Section 203 generally prohibits any Delaware corporation covered by Section 203 from engaging in any "business combination" with a person who is an "interested stockholder" for a period of three (3) years following the date such person became an interested stockholder, unless (i) the Board of Directors approved either the interested stockholder or business combination in question prior to the date such person became an interested stockholder, (ii) upon consummation of the transaction which resulted in such person becoming an interested stockholder, such interested stockholder owned at least 85% of the voting stock of the corporation, excluding (for purposes of determining the number of shares outstanding) stock held by persons who are both directors and officers of the corporation or by certain employee stock plans, or (iii) the business combination is approved by both the Board of Directors of the corporation and at a stockholders' meeting, by two-thirds of the outstanding voting stock not owned by such interested stockholder.

         Companies may choose not to be governed by Section 203, and the Ameritrans Certificate of Incorporation provides that Ameritrans shall not be governed by Section 203.

                         SHARES ELIGIBLE FOR FUTURE SALE

         Future sales of substantial amounts of Common Stock in the public market, or the perception that such sales could occur, could adversely affect market prices prevailing from time to time. In addition, several of our principal stockholders and entities affiliated with them hold a significant portion of our outstanding Common Stock, and a decision by one or more of these stockholders to sell their shares could adversely affect the market price of the Common Stock.


         Upon completion of the Offering, we will have outstanding 2,845,600 shares of Common Stock. Except for the shares currently owned or subsequently acquired by our affiliates, in this Offering or otherwise, the outstanding shares and the 1,100,000 shares to be sold in this Offering, will be freely tradable without restriction under the Securities Act.


         The shares owned by our affiliates may be sold in accordance with the conditions of Rule 144 of the Securities Act. In general, under Rule 144, an affiliate would be entitled to sell in brokers' transactions or to market makers within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the Common Stock (approximately 28,450 shares, based on the number of shares outstanding after the Offering) or the average weekly trading volume of the Common Stock on the Nasdaq National Market during the four (4) calendar weeks preceding the date on which notice of the sale is filed with the SEC. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company.





         We have authorized 125,000 shares of Common Stock under the 1999 Employee Plan, including 100,000 shares issuable upon the exercise of options that have been granted under the 1999 Employee Plan. A total of 25,000 shares of Common Stock remains for future grants under the 1999 Employee Plan. In addition, 75,000 shares of Common Stock have been authorized under the Director Plan, pursuant to which, options to purchase 22,224 shares have been granted. We intend to file a registration statement under the Securities Act to register the shares reserved for issuance under the 1999 Employee Plan and the Director Plan. Shares issued upon exercise of outstanding stock options after the effective date of such registration statement generally will be tradable without restriction under the Securities Act.

                          DIRECT PARTICIPATION OFFERING

         This Offering is a direct participation offering. No underwriter has been retained by Ameritrans to sell the securities subject to this offering. The officers of Ameritrans will sell the shares.

                                     EXPERTS


         The consolidated financial statements of Ameritrans Capital Corporation and subsidiaries for the years ended June 30, 1999, 1998 and 1997 included in this Prospectus have been audited by Marcum & Kliegman LLP, independent public accountants, as indicated in their report dated August 11, 1999 with respect thereto and are incorporated herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                                  LEGAL MATTERS


         Certain legal matters in connection with the Offering will be passed upon for Ameritrans by Stursberg & Veith, New York, New York.


                             ADDITIONAL INFORMATION

         We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act with respect to the Common Stock offered by this Prospectus. This Prospectus, filed as part of the Registration Statement, does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto. For further information with respect to Ameritrans and the Common Stock, you should refer to the Registration Statement, including its exhibits and schedules. Statements contained in this Prospectus as to the contents of any contract or any other document are not necessarily complete. In each instance, we refer you to the copy of such contract or document filed as an exhibit to the Registration Statement, and each such statement is qualified in all respects by such reference to the complete document.

         As a BDC, we comply with the informational requirements of the 1934 Act, and, in accordance therewith, we are required to file reports, proxy statements, and other information with the SEC.

         You may inspect the Registration Statement, including all exhibits and schedules, filed with the SEC, as well as the reports, proxy statements, and other information we file under the 1934 Act, without charge, at the Public Reference Room maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Seven World Trade Center, 13th Floor, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site that contains reports, proxy statements, and other information. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq SmallCap Market and, after the Offering, will be listed on the Nasdaq National Market, and our reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                          INDEX TO FINANCIAL STATEMENTS



                                                                                               PAGE
                                                                                               ----
REPORT OF MARCUM & KLEIGMAN, LLP,
    INDEPENDENT PUBLIC ACCOUNTANTS REPORT                                                    F - 2


    Consolidated Balance Sheets as of June 30, 1999, June 30, 1998 and
      December 31, 1999 (unaudited)                                                          F - 3, 4
    Consolidated Statements of Income for the Years Ended June 30, 1999,
      June 30, 1998 and June 30, 1997 and for the Six Months Ended
      December 31, 1999 and December 31, 1998 (unaudited)                                    F - 5
    Consolidated Statements of Stockholders' Equity for the Years Ended
      June 30, 1999, June 30, 1998 and June 30, 1997 and for the Six Months
      Ended December 31, 1999 (unaudited)                                                    F - 6, 7
    Consolidated Statements of Cash Flows for the Years Ended June 30, 1999,
      June 30, 1998 and June 30, 1997, and for the Six Months Ended
      December 31, 1999 and 1998 (unaudited)                                                 F - 8, 9
    Schedule of Loans at June 30, 1999                                                       F - 10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                   F - 11 - 20

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Ameritrans Capital Corporation and Subsidiaries


We have audited the accompanying consolidated balance sheets of Ameritrans Capital Corporation and Subsidiaries as of June 30, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for the years then ended June 30, 1999, 1998 and 1997 and the schedule of loans as of June 30, 1999. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements and schedule referred to above present fairly, in all material respects, the financial position of Ameritrans Capital Corporation and Subsidiary as of June 30, 1999 and 1998, and the results of their operations and their cash flows for the years ended June 30, 1999, 1998 and 1997 in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $50,723,932 and $41,295,000 as of June 30, 1999 and 1998,
respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.



                                            /s/ Marcum & Kliegman LLP



New York, New York
August 11, 1999, except for
Note 15 as to which is dated August 31, 1999

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                      ASSETS
                                      ------


                                       June 30,         June 30,      December 31,
                                         1999            1998            1999
                                      ------------    ------------    (unaudited)
                                                                      ------------

Loans receivable                      $ 51,103,932    $ 41,590,000    $ 58,029,360
Less: allowance for loan losses           (380,000)       (295,000)       (380,000)
                                      ------------    ------------    ------------

                                        50,723,932      41,295,000      57,649,360

Cash and cash equivalents                  542,290       1,755,429         767,106
Accrued interest receivable                714,626         516,110         858,039
Assets acquired in satisfaction of
 loans                                     612,491         400,470         612,491
Receivables from debtors on sales
 of assets acquired in satisfaction
 of loans                                  409,939         451,222         394,752
Equity securities                          909,386         629,179         944,146
Furniture, fixtures and leasehold
 improvements, net                         105,440         102,247         126,668
Prepaid expenses and other assets          492,697         250,081         538,733
                                      ------------    ------------    ------------
   TOTAL ASSETS                       $ 54,510,801    $ 45,399,738    $ 61,891,295
                                      ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS



                       LIABILITIES AND STOCKHOLDERS' EQUITY
                       ------------------------------------
                                                                         December 31,
                                               June 30,      June 30,        1999
                                                 1999          1998       (Unaudited)
                                              -----------   -----------   -----------
LIABILITIES
  Debentures payable to SBA                   $ 8,880,000   $ 8,880,000   $ 8,880,000
  Notes payable, banks                         31,000,000    22,085,000    38,600,000
  Accrued expenses and other liabilities          223,458       204,099       262,129
  Accrued interest payable                        354,918       221,704       414,548
  Dividends payable                               314,208       314,208       331,664
                                              -----------   -----------   -----------
     TOTAL LIABILITIES                         40,772,584    31,705,011    48,488,341
                                              -----------   -----------   -----------

COMMITMENTS AND
CONTINGENCIES


STOCKHOLDERS' EQUITY
  Preferred stock, 1,000,000 shares
     authorized, none outstanding                     -0-           -0-           -0-
  Common stock, $.0001 par value: 5,000,000
     shares authorized; 1,745,600, 1,745,600
     and 1,745,600 (unaudited)
     shares issued and outstanding,
     respectively                                     175           175           175
  Additional paid-in-capital                   13,214,558    12,503,106    13,125,533
  Restricted capital                              256,916       968,368             0
  Retained earnings                                 4,815        24,289        15,493
  Unrealized gain on equity securities            261,753       198,789       261,753
                                              -----------   -----------   -----------
     TOTAL STOCKHOLDERS' EQUITY                13,738,217    13,694,727    13,402,954
                                              -----------   -----------   -----------

     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                     $54,510,801   $45,399,738   $61,891,295
                                              ===========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME



                                               For the        For the        For the    For the Six   For the Six
                                            Year Ended     Year Ended     Year Ended   Months Ended  Months Ended
                                              June 30,       June 30,       June 30,   December 31,  December 31,
                                                  1999           1998           1997           1999          1998
                                           -----------    -----------    -----------    (unaudited)   (unaudited)
                                                                                       ------------  ------------
INVESTMENT INCOME
  Interest on loans receivable             $ 5,197,667    $ 4,108,727    $ 3,660,825    $ 2,906,923   $ 2,486,069
  Fees and other income                        386,227        497,729        362,970        288,316       205,879
  Gain on sales of equity securities                --             --             --         76,169            --
                                           -----------    -----------    -----------    -----------   -----------
     TOTAL INVESTMENT
        INCOME                               5,583,894      4,606,456      4,023,795      3,271,408     2,691,948
                                           -----------    -----------    -----------    -----------   -----------
OPERATING EXPENSES
  Interest                                   2,440,051      1,840,731      1,582,700      1,546,047     1,192,115
  Salaries and employee benefits               533,352        495,889        469,060        281,128       249,225
  Legal fees                                   303,995        336,700        307,127        237,549       143,576
  Miscellaneous administrative
   expenses                                    886,995        739,875        604,347        437,917       435,945
  (Gains) losses on assets acquired in
   satisfaction of loans, net                   11,272         14,649          8,923          1,935           268
  Directors' fee                                32,375         52,050         27,500         20,250        13,250
  Bad debt expense                             146,465        227,748            -0-         81,050        48,965
                                           -----------    -----------    -----------    -----------   -----------
     TOTAL OPERATING
        EXPENSES                             4,354,505      3,707,642      2,999,657      2,605,876     2,083,344
                                           -----------    -----------    -----------    -----------   -----------
     OPERATING INCOME                        1,229,389        898,814      1,024,138        665,532       608,604
                                           -----------    -----------    -----------    -----------   -----------
OTHER INCOME (EXPENSES)
  (Write-off) gain of noncash
     receivable                                     --        (25,000)        25,000             --            --
  Net gain (loss) from rental activities         7,200          6,125        (11,233)         3,000         3,000
  Recoveries                                        --         57,673         11,118             --            --
                                           -----------    -----------    -----------    -----------   -----------
     TOTAL OTHER INCOME                          7,200         38,798         24,885             --            --
                                           -----------    -----------    -----------    -----------   -----------
     NET INCOME BEFORE
     INCOME TAXES                            1,236,589        937,612      1,049,023        668,532       611,604

INCOME TAXES                                      (769)         3,271         28,676         11,983          (293)
                                           -----------    -----------    -----------    -----------   -----------
     NET INCOME                            $ 1,237,358    $   934,341    $ 1,020,347    $   656,549   $   611,897
                                           ===========    ===========    ===========    ===========   ===========
WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                          1,745,600      1,518,969      1,283,600      1,745,600     1,745,600
                                           ===========    ===========    ===========    ===========   ===========
NET INCOME PER COMMON
SHARE - BASIC                              $      0.71    $      0.62   $      0.79     $       .37   $       .35
                                           ===========    ===========   ===========     ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                Shares of                      Shares of      Common
                                Preferred                       Common         Stock      Additional
                                  Stock         Preferred        Stock       $0.0001 Par    Paid-In      Restricted
                               Outstanding       Stock         Outstanding      Value       Capital       Capital
                               -----------      ----------     -----------     -------    -----------    ----------

BALANCE, July 1, 1996                 -0-          $  -0-       1,283,600      $12,836    $ 8,179,545    $2,391,268
---------
Transfer of restricted capital        -0-             -0-             -0-          -0-        711,448      (711,448)
Dividends paid                        -0-             -0-             -0-          -0-            -0-           -0-
Net income                            -0-             -0-             -0-          -0-            -0-           -0-
Unrealized gain on equity
 securities                           -0-             -0-             -0-          -0-            -0-           -0-
                                 --------       ---------       ---------      -------    -----------    ----------
BALANCE, June 30, 1997                -0-             -0-       1,283,600       12,836      8,890,993     1,679,820
---------
Transfer of restricted
 capital                              -0-             -0-             -0-          -0-        711,452      (711,452)
Dividends declared                    -0-             -0-             -0-          -0-            -0-           -0-
Net income                            -0-             -0-             -0-          -0-            -0-           -0-
Unrealized gain on equity
 securities                           -0-             -0-             -0-          -0-            -0-           -0-

Proceeds from sale of
common stock,  net of
direct   costs                        -0-             -0-         462,000        4,620      2,883,380           -0-

Recapitalization -
   Exchange of shares                 -0-             -0-             -0-      (17,281)        17,281           -0-
                                 --------       ---------       ---------      -------    -----------    ----------
BALANCE, June 30, 1998                -0-           $ -0-       1,745,600      $   175    $12,503,106    $  968,368
---------
Transfer of restricted
 capital                              -0-             -0-             -0-          -0-        711,452      (711,452)
Dividends declared                    -0-             -0-             -0-          -0-            -0-           -0-
Net income                            -0-             -0-             -0-          -0-            -0-           -0-
Unrealized gain on equity
 securities                           -0-             -0-             -0-          -0-            -0-           -0-
                                 --------       ---------       ---------      -------    -----------    ----------
BALANCE, June 30, 1999                -0-           $ -0-       1,745,600      $   175    $13,214,558    $  256,916
---------
Transfer of restricted
 capital                              -0-             -0-             -0-          -0-        256,916      (256,916)
Restructuring costs                   -0-             -0-             -0-          -0-       (345,941)           -0-
Dividend declared                     -0-             -0-             -0-          -0-            -0-            -0-
Net income                            -0-             -0-             -0-          -0-            -0-            -0-
                                 --------       ---------       ---------      -------    -----------    ----------
BALANCE, December 31, 1999
(Unaudited)                           -0-           $ -0-       1,745,600      $   175    $13,125,533            -0-
                                 ========       =========       =========      =======    ===========    ===========

[RESTUB]


                                                             Accumulated
                                                Restricted      Other
                                  Retained       Retained   Comprehensive
                                  Earnings       Earnings       Income         Total
                                ----------      ----------    ----------    -----------
BALANCE, July 1, 1996           $   317,186        $   -0-     $     -0-    $10,900,835
---------
Transfer of restricted capital          -0-            -0-           -0-            -0-
Dividends paid                     (946,655)           -0-           -0-       (946,655)
Net income                          995,347         25,000           -0-      1,020,347
Unrealized gain on equity
 securities                             -0-            -0-        58,241         58,241
                                -----------        -------     ---------    -----------
BALANCE, June 30, 1997              365,878         25,000        58,241     11,032,768
---------
Transfer of restricted
 capital                                -0-            -0-           -0-            -0-
Dividends declared               (1,300,930)           -0-           -0-     (1,300,930)
Net income                          959,341        (25,000)          -0-        934,341
Unrealized gain on equity
 securities                             -0-            -0-       140,548        140,548

Proceeds from sale of
common stock,  net of
direct   costs                          -0-            -0-           -0-      2,888,000

Recapitalization -
   Exchange of shares                  -0-             -0-           -0-            -0-
                                -----------        -------     ---------    -----------
BALANCE, June 30, 1998          $    24,289        $   -0-     $ 198,789    $13,694,727
---------
Transfer of restricted
 capital                                -0-            -0-           -0-            -0-
Dividends declared               (1,256,832)           -0-           -0-     (1,256,832)
Net income                        1,237,358            -0-           -0-      1,237,358
Unrealized gain on equity
 securities                             -0-            -0-        62,964         62,964
                                -----------        -------     ---------    -----------
BALANCE, June 30, 1999          $     4,815        $   -0-     $ 261,753    $13,738,217
---------
Transfer of restricted
 capital                                -0-            -0-           -0-            -0-
Restructuring costs                     -0-            -0-           -0-       (345,941)
Dividend declared                  (645,871)           -0-           -0-       (645,871)
Net income                          656,549            -0-           -0-        656,549
                                -----------        -------     ---------    -----------
BALANCE, December 31, 1999
(Unaudited)                     $    15,493        $   -0-     $ 261,753    $13,402,954
                                ===========        =======     =========    ===========


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                  For the          For the            For the        For the Six       For the Six
                                                Year Ended       Year Ended         Year Ended      Months Ended       Months Ended
                                                  June 30,         June 30,          June 30,        December 31,       December 31,
                                                   1999             1998               1997              1999              1998
                                               ------------      ------------      ------------      (unaudited)        (unaudited)
                                                                                                     ------------      ------------
CASH FLOWS FROM OPERATING
ACTIVITIES
 Net income                                    $  1,237,358      $    934,341      $  1,020,347      $    656,549      $    611,897
                                               ------------      ------------      ------------      ------------      ------------
 Adjustments to reconcile net income
  to net cash provided by operating
     activities:
  Depreciation and amortization                      63,649            49,890            53,546            24,985            30,602
  Write-off (gain) on noncash receivable                -0-            25,000           (25,000)              -0-               -0-
  Increase in accrued interest receivable          (198,516)         (107,945)         (114,078)         (143,413)          (82,453)
  Increase in prepaid expenses and other
     assets                                        (267,071)          (30,616)          (27,318)          (46,036)         (156,153)
  Increase (decrease) in accrued expenses
     and other liabilities                           19,358            92,096           (28,893)           38,671            66,479
  Increase (decrease) in accrued interest
     payable                                        133,214            40,456           (15,204)           59,630            75,113
                                               ------------      ------------      ------------      ------------      ------------
   TOTAL ADJUSTMENTS                               (249,366)           68,881          (156,947)          (66,163)          (66,412)
                                               ------------      ------------      ------------      ------------      ------------
   NET CASH PROVIDED BY
     OPERATING ACTIVITIES                           987,992         1,003,222           863,400           590,386           545,485
                                               ------------      ------------      ------------      ------------      ------------
CASH FLOWS FROM INVESTING
     ACTIVITIES
  Net change in loans receivable, assets
     acquired in satisfaction of loans and
     receivables from debtors on sales of assets
     acquired in satisfaction of loans           (9,599,670)       (8,177,183)       (9,062,902)       (6,910,242)       (6,286,934)
  Payments for building improvements on
     assets acquired in satisfaction of loans           -0-               -0-           (13,974)              -0-               -0-
  Purchases of equity securities                   (217,242)          (52,450)         (243,040)          (34,760)         (195,946)
  Acquisition of furniture, fixtures and
     leasehold improvements                         (42,387)          (37,468)          (18,530)          (46,211)          (11,134)
                                               ------------      ------------      ------------      ------------      ------------
   NET CASH USED IN INVESTING
     ACTIVITIES                                  (9,859,299)       (8,267,101)       (9,338,446)       (6,991,213)       (6,494,014)
                                               ------------      ------------      ------------      ------------      ------------
CASH FLOWS FROM FINANCING
ACTIVITIES
  Proceeds from notes payable, banks, net         8,915,000         5,265,000        10,195,000         7,600,000         5,565,000
  Payments for loan costs                               -0-               -0-           (15,050)              -0-               -0-
  Proceeds from debentures payable to
     SBA                                                -0-               -0-           430,000               -0-               -0-
  Repayment of debentures payable to
     SBA                                                -0-               -0-          (408,000)              -0-               -0-
  Net proceeds from sale of common stock                -0-         2,888,000               -0-               -0-               -0-
  Restructuring costs                                   -0-               -0-               -0-          (345,941)              -0-
  Dividends paid                                 (1,256,832)         (986,724)         (946,655)         (628,416)        (628,416)
                                               ------------      ------------      ------------      ------------      ------------
   NET CASH PROVIDED BY
     FINANCING ACTIVITIES                      $  7,658,168      $  7,166,276      $  9,255,295      $  6,625,643      $  4,936,584
                                               ============      ============      ============      ============      ============


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES


                                                    For the          For the          For the     For the Six     For the Six
                                                 Year Ended       Year Ended       Year Ended    Months Ended    Months Ended
                                                   June 30,         June 30,         June 30,    December 31,    December 31,
                                                       1999             1998             1997            1999            1998
                                                -----------      -----------      -----------     -----------     -----------
                                                                                                  (unaudited)     (unaudited)
Net (decrease) increase in
cash and cash equivalents                       $(1,213,139)     $   (97,603)         780,249     $   224,816     $(1,011,945)

CASH AND CASH
EQUIVALENTS - Beginning                         $ 1,755,429      $ 1,853,032      $ 1,072,783     $   542,290     $ 1,755,429
                                                -----------      -----------      -----------     -----------     -----------
CASH AND CASH
EQUIVALENTS - Ending                            $   542,290      $ 1,755,429      $ 1,853,032     $   767,106     $   743,484
                                                ===========      ===========      ===========     ===========     ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:

Cash paid during the years for:
  Interest                                      $ 2,306,837      $ 1,840,276      $ 1,597,904
  Income taxes                                  $       -0-      $     8,048      $    31,260

Noncash investing and financing activities:
  Conversion of loans to assets
     acquired in satisfaction of loans          $   381,500      $    26,090      $   140,914

  Exchange of preferred stock for
     a note resulting in a noncash gain
     of $25,000                                 $       -0-      $       -0-      $   125,000

  Unrealized gain on equity
     securities                                 $    62,694      $   140,548      $    58,241

  Transfer of restricted capital                $   711,452      $   711,452      $   711,448

  Declaration of cash dividend                  $   314,208      $   314,208      $       -0-




   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES


                                SCHEDULE OF LOANS

                                  June 30, 1999


                                                                                          Maturity
                                                       Number        Interest             Dates            Balance
Type of Loan                                          of Loans        Rates            (In Months)       Outstanding
--------------                                        --------      -----------        -----------       -----------
New York City:
 Taxi medallion                                      123          8.25 - 12%             1 - 240        $ 19,818,871
 Radio car service                                    34             1 - 15%              1 - 59             285,562

Chicago:
 Taxi medallion                                      417            11 - 15%             15 - 84          15,825,539

Boston:
 Taxi medallion                                       25          9.25 - 14%             21 - 60           2,717,995

Miami:
 Taxi medallion                                       38            12 - 18%           100 - 120           1,943,335

Other loans:
 Restaurant                                            2            10 - 12%              1 - 66             243,629
 Hairdresser                                           2                  12%                  7              97,836
 Car wash                                              1                11.5%                 36             214,234
 Ambulance service                                     1                10.5%                  6               4,907
 Bagel store                                           1                  14%                 37              22,123
 Dry cleaners                                         25             9 - 18%            31 - 120           3,657,590
 Laundromats                                          19            10 - 17%            12 - 120           3,951,498
 Laundry equipment                                     1                 9.5%                 51             170,333
 Financial services                                    1                  14%                  3               4,980
 Black car service (real property)                     1                  12%                 23             196,132
 Auto sales                                            3          10.5 - 13%              1 - 43             477,839
 Registered investment advisor                         1                  14%                  3             169,012
 Embroidery manufacturer                               1                  12%                 53              84,814
 Theater                                               1                  16%                 53             166,492
 Retirement home                                       1                  15%                 78             300,000
 Garden center                                         1                  14%                 90             431,304
 Auto center                                           1                  12%                 78             122,536
 Construction                                          1                  16%                 80             197,371
                                                                                                        ------------

       Total Loans Receivable                                                                             51,103,932

       Less: Allowance for Loan Losses                                                                      (380,000)
                                                                                                        ------------
       Loans Receivable, Net                                                                            $ 50,723,932
                                                                                                        ============


   The accompanying notes are an integral part of these financial statements.

                 AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies

         Organization and Principal Business Activity


         Ameritrans Capital Corporation ("Ameritrans") was incorporated in Delaware on February 12, 1998 for the purposes of acquiring Elk Associates Funding Corporation ("Elk") in a share-for-share exchange. On December 16, 1999, the exchange was completed; accordingly, Elk became the wholly owned subsidiary of Ameritrans. The historical financial statements prior to December 16, 1999 were those of Elk. In the accompanying financial statements, the capital structure and earnings per share of Elk have been retroactively restated to reflect the share exchage as if it occurred at the beginning of the periods.


         Elk, a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. Elk has also registered as an investment company under the Investment Company Act of 1940 to make business loans.

         Ameritrans is a specialty finance company that through its subsidiary, Elk, makes loans to taxi owners, to finance the acquisition and operation of the medallion taxi businesses and related assets, and to other small businesses in the New York City, Chicago, Miami, and Boston markets.

         Basis of Consolidation

         The consolidated financial statements include the accounts of Ameritrans, Elk and EAF Holding Corporation ("EAF"), a wholly owned subsidiary of Elk, collectively referred to as the "Company". All significant inter-company transaction have been eliminated in the consolidation.

         EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans by Elk.

         Ameritrans has organized another subsidiary on June 8, 1998, Elk Capital Corporation ("Elk Capital"), which will engage in similar lending and investment activitites. Since inception, Elk Capital had no operations and activities.


         Loans and the Allowance for Loans Losses

         Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. As of June 30, 1999 and 1998, approximately 79% and 85% respectively, of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

         Accounting Standard for Impairment of Loans

         Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 114 as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure", a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. The SFAS generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount), the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment. See Note 3 for further discussion.

                         AMERITRANS CAPITAL CORPORATION

                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Loans Receivable

         Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

         Cash and Cash Equivalents

         For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

         The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of June 30, 1999 and 1998.

         Income Taxes


         Ameritans and Elk have elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its stockholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its stockholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1999, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.


         Depreciation and Amortization

         Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

         Net Income per Share

         During the year ended June 30, 1998, the Company adopted the provision of SFAS No. 128, "Earnings per Share". SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding at year-end. Common stock equivalents have been excluded from the weighted average shares for 1998 and 1997, as inclusion is anti-dilutive. At June 30, 1999, the Company had 100,000 options outstanding, of which 30,000 options are considered antidilutive and the remaining 70,000 options are dilutive and resulted in common stock equivalents of 5,084 shares.

                         AMERITRANS CAPITAL CORPORATION

                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Loan Costs

         Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 1999 and 1998, loan costs amounted to $129,331 and $153,786, respectively, net of accumulated amortization of $114,650 and $90,195, respectively. Amortization expense for the years ended June 30, 1999, 1998 and 1997 was $24,455, $24,455 and $23,283,
         respectively.

         Assets Acquired in Satisfaction of Loans

         Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.



         Use of Estimates in the Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

         Comprehensive Income

         During the year ended June 30, 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS 130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

         Stock-Based Compensation

         In October 1995, SFAS No. 123, "Accounting for Stock-Based Compensation" was issued. SFAS 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting

                         AMERITRANS CAPITAL CORPORATION

                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Stock-Based Compensation, continued

         Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method The Company intends to continue to account for its stock based compensation plans in accordance with the provisions of APB 25.

         Business Segment

         During the year ended June 30, 1999, the Company adopted SEAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supersedes SEAS No. 14, "Financial Reporting for Segments of A Business Enterprise". SEAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SEAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that under SEAS No. 131, it operates in one segment of financing services. The Company's customers and operations are within the United States.

         Loan Sales and Servicing Fee Receivable

         SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" was issued in June 1996. SEAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities This statement also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. It requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value. SEAS 125 also requires that servicing assets be measured by allocating the carrying amount between the assets sold and retained interests based on their relative fair values at the date of transfer. Additionally, this statement requires that the servicing assets and liabilities be subsequently measured by
         (a) amortization in proportion to and over the period of estimated net servicing income or loss and (b) assessment for asset impairment or increased obligation based on their fair values. SEAS 125 also requires the Company's excess servicing rights be measured at fair market value and reclassified as interest only receivables and accounted for in accordance with SEAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". As required by SEAS 125, the Company adopted in the new requirements effective January 1, 1997. Implementation of SEAS 125 did not have any material impact on the financial statements of the Company.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         New Accounting Pronouncements

         In April 1998, Statement of Position ("SOP") 98-5, "Reporting on the Costs of Start-Up Activities" was issued. This SOP provides guidance on the financial reporting of start-up costs and organization costs. It requires the costs of start-up activities and organization costs to be expensed as incurred. The SOP is effective for financial statements for fiscal year beginning after December 15, 1998. The Company does not expect that the adoption of SOP No. 98-5 will have a material impact on its financial statements.

         In June 1998, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" was issued and is required to be adopted in years beginning after June 15, 1999, which has been deferred to June 30, 2000. Management does not anticipate that the adoption of the new statement will have a significant effect on results of operations or the financial position of the Company.


NOTE 2 - Assets Acquired in Satisfaction of Loans

         Receivables from debtors on sales of assets acquired in satisfaction of loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.


                                                                   Assigned
                                          Radio                    Mortgage
                           Real Estate     Cars       Artwork       and Note    Total
                           ------------------------------------------------------------
Balance-July l, 1997       $ 487,483    $  41,077    $  53,250    $      --   $ 581,810
Additions                     26,090           --           --           --      26,090
Recoup on sale of assets
previously sold                   --       43,376           --           --      43,376
Sales                       (192,560)     (45,168)          --           --    (237,728)
Write-offs                    (8,078)          --       (5,000)          --     (13,078)
                           ---------    ---------    ---------    ---------   ---------
Balance-June 30, 1998        312,935       39,285       48,250           --     400,470
Additions                         --           --           --      381,500     381,500
Sales                       (122,000)      (8,044)          --           --    (130,044)
Write-offs and payments           --      (10,000)     (10,000)     (19,435)    (39,435)
                           ---------    ---------    ---------    ---------   ---------
Balance-June 3O,1999       $ 190,935    $  21,241    $  38,250    $ 362,065   $ 612,491
                           =========    =========    =========    =========   =========

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - Loans Receivable

         All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $762,000 and $569,000 at June 1999 and 1998 respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114. At June 30, 1999 and 1998 approximately $743,000 and $546,000 respectively, of these loans were fully collateralized as to principal and interest. Interest receivable at June 30, 1999 and 1998 totaled approximately $78,000 and $35,000 respectively, for such loans.

         The following table sets forth certain information concerning impaired loans as of June 30, 1999 and 1998:

                                                   1999         1998
                                                ----------   ----------

         Impaired loans with an allowance       $  167,212   $  174,952
         Impaired loans without an allowance     1,512,456      571,896
                                                ----------   ----------
         Total impaired loans                   $1,679,668   $  746,848
                                                ==========   ==========

         Allowance for impaired loans           $  157,886   $  150,626
                                                ==========   ==========

         Average balance of impaired loans      $1,213,258   $  524,101
                                                ==========   ==========



         Transactions in the allowance for loan losses are summarized as follows:

         Balance - July 1, 1997                                $325,000

         Recoveries, net                                        (30,000)
                                                               --------

         Balance - June 30, 1998                                295,000

         Additions, net                                          85,000
                                                               --------

         Balance - June 30, 1999                               $380,000
                                                               ========

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - Equity Securities

       Equity securities consist of the following as of June 30, 1999 and 1998:

                                    Chicago      Miami      Investment      Dry       Telecomm
                                    Taxicab      Taxicab     Advisory      Cleaner   -unications
                                   Medallions   Medallions     Firm        Company     Company       Total
                                   -------------------------------------------------------------------------
         Balance - July 1, 1997    $ 380,966    $  21,215    $  20,000    $  14,000    $      --   $ 436,181

         Purchase of securities       39,100        5,265       50,000       14,000           --     108,365
         Sale of securities          (50,936)      (4,979)          --           --           --     (55,915)
         Unrealized gain              75,297       65,251           --           --           --     140,548
                                   ---------    ---------    ---------    ---------    ---------   ---------
         Balance - June 30, 1998     444,427       86,752       70,000       28,000           --     629,179

         Purchase of securities      128,754        4,102           --           --      150,000     282,856
         Sale of securities          (15,613)          --      (50,000)          --           --     (65,613)
         Unrealized gain (loss)       85,897      (22,933)          --           --           --      62,964
                                   ---------    ---------    ---------    ---------    ---------   ---------
         Balance - June 30, 1999   $ 643,465    $  67,921    $  20,000    $  28,000    $ 150,000   $ 909,386
                                   =========    =========    =========    =========    =========   =========


         At June 30, 1999, the fair value of the Chicago Taxicab Medallions was increased resulting in an unrealized gain and the fair value of the Miami Taxicab Medallions was decreased resulting in a reduction in the unrealized gain recorded in prior periods. The fair value of the other equity securities approximated cost. At June 30, 1998, the fair value of the Chicago Taxicab Medallions and Miami Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost.


NOTE 5 - Debentures Payable to SBA

         At June 30, 1999 and 1998 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                                                                   1999                 1998
                                                       Current Effective          Principal            Principal
          Issue Date              Due Date               Interest Rate             Amount               Amount
         --------------------------------------------------------------------------------------------------------
         September 1993        September 2003                 6.12(1)            $1,500,000          $1,500,000
         September 1993        September 2003                 6.12                2,220,000           2,220,000
                                                                                ----------           ----------
                    (Forward)                                                    $3,720,000          $3,720,000
                                                                                 ==========          ==========

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5 - Debentures Payable to SBA, continued

                                                                                   1999                 1998
                                                       Current Effective          Principal            Principal
          Issue Date              Due Date               Interest Rate             Amount               Amount
         --------------------------------------------------------------------------------------------------------
                      (Forward)                                                  $3,720,000          $3,720,000
         September 1994        September 2004                 8.20                2,690,000           2,690,000
         December 1995         December 2005                  6.54                1,020,000           1,020,000
         June 1996             June 2006                      7.71                1,020,000           1,020,000
         March 1997            March 2007                     7.38(2)               430,000             430,000
                                                                                 ----------          ----------
                                                                                 $8,880,000          $8,880,000
                                                                                 ==========          ==========

         (1)      Interest Rate was 3.12% from inception through September 1998.

         (2) The Company is also required to pay an additional annual user fee of 1% on this debenture.

         Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.


NOTE 6 - Notes Payable to Banks

         At June 30, 1999 and 1998 the Company had loan agreements with three
         (3) banks and four (4) banks for lines of credit aggregating $35,000,000 and $33,500,000 respectively. At June 30, 1999 and 1998, the Company had $31,000,000 and $22,085,000 respectively, outstanding under these lines. The loans, which mature through December 31, 1999, bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or the banks' prime rates including certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year, as has been the practice in previous years.

         Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and was required to maintain compensating balances of 5% of loan balance outstanding with each individual bank for the year ended June 30, 1998. The compensating balance requirements were eliminated during the year ended June 30, 1999.

                         AMERITRANS CAPITAL CORPORATION

                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - Preferred Stock of Subsidiary

         Pursuant to a preferred stock repurchase agreement dated November 10, 1994, Elk repurchased all cumulative preferred stock from the SBA for $3.50 per share, or an aggregate $1,915,449. As a condition precedent to the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261, which is being amortized over a 60-month period on a straight-line basis. Should Elk be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on (i) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should Elk voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of Elk, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to Elk's stockholders. The amount restricted under this agreement at June 30, 1999 and 1998 was approximately $256,000 and $968,000, respectively.

         During 1992, Elk authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company.

         In September 1998, the stockholders of Elk approved and in February 1999 the SBA approved an amendment to the Certificate of Incorporation of Elk eliminating all of the authorized Series A and Series B preferred stock of Elk. This amendment to the Certificate of Incorporation was filed and became effective on May 21, 1999.


NOTE 8 - Capital Stock

         Ameritrans has 5,000,000 authorized common shares, $0.0001 par value, of which 1,745,600 shares are issued and outstanding after the share exchange with Elk (see Note 1). Ameritans also has 1,000,000 shares of "blank check" preferred stock, none of which are issued and outstanding.

         For the year ended June 30, 1998, Elk completed the sale, as part of a private placement offering, of 462,000 shares of common stock. Total proceeds from the sale of common stock amounted to $2,888,000, net of direct related expenses of $115,000.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8 - Capital Stock, continued

         In September 1998, the stockholders of Elk approved and in February 1999, the SBA approved an amendment to the Certificate of Incorporation increasing the total authorized shares of $0.01 par value common stock to 3,000,000 shares authorized. This amendment to the Certificate of Incorporation was filed and became effective on May 21, 1999.

         On June 28, 1999, Elk declared a cash dividend of $0.18 per common share, for a total of $314,208 which was paid on July 12, 1999.



NOTE 9- Income Taxes

         The provision for income tax expense (benefit) for the years ended June 30, 1999, 1998 and 1997 consists of the following:

                                       1999         1998          1997
                                     ----------------------------------
         Federal                     $ 1,689       $(l,014)     $ 4,568
         State and City               (2,458)        4,285       24,108
                                     -------       -------      -------
                                     $  (769)      $ 3,271      $28,676
                                     =======       =======      =======

         The above provision represents income taxes incurred on undistributed income for the respective years.


NOTE 10 - Related Party Transactions/Commitments

         Related Party Transactions

         The Company paid $62,987, $43,234 and $43,645 to a related law firm for the years June 30, 1999,1998 and 1997, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

         The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 each for the years ended June 30, 1999, 1998 and 1997, respectively. The Company also shares overhead costs and reimburses for office and salary expenses from this affiliated entity. Overhead costs and reimbursed office and salary expenses amounted to $85,138, $81,308 and $51,513 for the years ended June 30, 1999, 1998 and 1997, respectively.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 - Commitments and Contingencies

         Interest Rate Swap

         On June 8, 1998, the Company entered into a $10,000,000 interest rate Swap transaction with a bank expiring on June 8,2001. On October 13, 1998, the Company entered into an additional interest rate swap transaction with the same bank for $5,000,000 expiring on October 8, 2001. These Swap transactions were entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt (see Note 6 for terms and effective interest rates). These Swap transactions call for a fixed rate of 5.86% and 4.95%, respectively for the Company and if the floating one month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one-month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates.

         Interest Rate Cap

         At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap, which expired on March 20, 1999, was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt. The cap provided interest rate protection in the event that the three-month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life and recorded as an adjustment to interest expense. Payments received under this cap would be credited to interest expense.

         Loan commitments

         At June 30, 1999 and 1998, the Company had commitments to make loans totaling approximately $4,058,000 and $2,568,000 respectively, at interest rates ranging from 8.25% to 18%.


NOTE 12 - Defined Contribution Plan

         On April 15, 1996, the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 1999, 1998 and 1997, contributions amounted to $64,137, $63,435 and $58,805, respectively.

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 - Incentive Stock Option Plan

         During September 1998, the Company adopted an employee incentive stock option plan, an aggregate of 125,000 shares of common stock are authorized for issuance under the plan. The plan provides that options may be granted to attract and retain key employees of the Company. Options granted under the plan are exercisable for periods ranging from five to ten years. In addition, the option price will be at least market value or at least 110% of market value of the common stock on the grant date for employees and stockholders who own more than 5% of the common stock, respectively. In January 1999, the Company granted 100,000 options to certain key employees at an exercise price ranging from $8.875 to $9.7625 per share.

         Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair market value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended June 30, 1999.

                                    Assumptions
         --------------------------------------------------------------------
         Risk-free rate                                                 4.68%
         Dividend yield                                                  7.5%
         Volatility factor of the expected market price
            of the Company's common stock                                0.49
         Average life                                               8.5 years

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. The Company's pro forma information for the year ended June 30, 1999 is as follows:

         Pro forma net income                           $1,035,958
                                                        ==========
         Pro forma net income per share
                  - basic                                    $0.59
                                                             =====
                  - diluted                                  $0.59
                                                             =====

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 13 - Incentive Stock Option Plan, continued

         The weighted average fair value of options granted during the year ended June 30, 1999 was $2.01 per shares. The weighted average remaining contractual life of options exercisable at June 30, 1999 is
         7.5 years.



NOTE 14 - Fair Value of Financial Instruments

         The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of SFAS No. 107, "Disclosure about Fair Value of Financial Instruments".

         The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

         Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

         Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions (71%), an investment advisory firm (2%), a dry cleaner (3%), Miami taxicab medallions (7%) and a Telecommunications Company (17%) (see Note 4).

         Debentures Payable to Small Business Administration - The fair value of debentures as of June 30, 1999 and 1998 were approximately $8,989,000 and $9,035,000, respectively, and were estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see Note 5).

         The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

                         AMERITRANS CAPITAL CORPORATION
                                AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 14 - Fair Value of Financial Instruments, continued

                     ASSETS                           LIABILITIES
--------------------------------------------------------------------------------
Cash                                               Notes payable, banks
Accrued interest receivable                        Accrued interest payable
Assets acquired in satisfaction of loans
Receivables from debtors on sales of
     assets acquired in satisfaction of loans


NOTE 15 - Subsequent Events



         On August 31, 1999, the SEC approved a Non-Employee Directors Stock Option Plan with an aggregate of 75,000 options authorized for issuance. On this same date, 20,000 options were granted to non-employee directors with an exercise price to be determined by the Board of Directors.

                         AMERITRANS CAPITAL CORPORATION

                         1,100,000 SHARE OF COMMON STOCK




                               -------------------

                                   PROSPECTUS

                               -------------------










WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE YOU WRITTEN INFORMATION OTHER THAN THIS PROSPECTUS OR TO MAKE REPRESENTATIONS AS TO MATTERS NOT STATED IN THIS PROSPECTUS. YOU MUST NOT RELY ON UNAUTHORIZED INFORMATION. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES OR OUR SOLICITATION OF YOUR OFFER TO BUY THE SECURITIES IN ANY JURISDICTION WHERE THAT WOULD NOT BE PERMITTED OR LEGAL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALES MADE HEREUNDER AFTER THE DATE OF THIS PROSPECTUS SHALL CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED HEREIN OR THE AFFAIRS OF THE COMPANY HAVE NOT CHANGED SINCE THE DATE HEREOF.

                           PART C -- OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS.

         1.       Financial Statements.

         The following financial statements are included in the Prospectus on the identified pages.




                                                                                              PAGE
                                                                                              ----
REPORT OF MARCUM & KLEIGMAN, LLP,
    INDEPENDENT PUBLIC ACCOUNTANTS REPORT                                                  F - 2




    Consolidated Balance Sheets as of June 30, 1999, June 30, 1998 and
      December 31, 1999 (unaudited)                                                        F - 3, 4
    Consolidated Statements of Income for the Years Ended June 30, 1999,
      June 30, 1998 and June 30, 1997 and for the Six Months Ended
      December 31, 1999 and 1998 (unaudited)                                               F - 5
    Consolidated Statements of Stockholders' Equity for the Years Ended
      June 30, 1999, June 30, 1998 and June 30, 1997 and Six Months Ended
      December 31, 1999 (unaudited)                                                        F - 6, 7
    Consolidated Statements of Cash Flows for the Years Ended June 30, 1999,
      June 30, 1998 and June 30, 1997, and for the Six Months Ended
      December 31, 1999 and  1998 (unaudited)                                              F - 8, 9
    Schedule of Loans at June 30, 1999                                                     F - 10


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                 F - 11 - 20



         2.       Exhibits

         a.       Certificate of Incorporation*
         b.       By-laws*



         f.1 Form of subordinated debentures issued to the U. S. Small Business Administration ("SBA") by Elk Associates Funding Corporation ("Elk") -- Debenture issued March 26, 1997 - principal amount -- $430,000; Maturity Date -- March 1, 2007; Stated Interest Rate -- 7.38%, was previously filed.


                  The following debentures are omitted pursuant to Rule 483:

                  a. Debenture issued September 22, 1993 - principal amount -- $1,500,000; Maturity Date -- September 1, 2003; Stated Interest Rate -- 6.12%.
                  b. Debenture issued September 22, 1993 - principal amount -- $2,220,000; Maturity Date -- September 1, 2003; Stated Interest Rate -- 6.12%.
                  c. Debenture issued September 28, 1994 - principal amount -- $2,690,000; Maturity Date -- September 1, 2004; Stated Interest Rate -- 8.20%.
                  d. Debenture issued December 14, 1995 - principal amount -- $1,020,000; Maturity Date -- December 1, 2005;
                           Stated Interest Rate -- 6.54%.
                  e. Debenture issued June 26, 1996 - principal amount -- $1,020,000; Maturity Date -- June 1, 2006; Stated Interest Rate -- 7.71%.


         f.2 Security Agreement between Elk and the SBA, dated September 9, 1993, was previously filed.


         f.3 Custodian Agreement, Intercreditor Agreement and amendments thereto -- See Exhibits j.1, k.2, k.3, and k.4, below.




         i.1.     1998 Employee Stock Option Plan*

         i.2.     Non-Employee Director Stock Option Plan, was previously filed.


         j.1 Custodian Agreement among Elk; Bank Leumi Trust Company of New York ("Leumi"), Israel Discount Bank of New York ("IDB"), Bank Hapoalim B.M. ("Hapoalim") and Extebank; the SBA, and IDB as Custodian; dated September 9, 1993 (the "Custodian Agreement"), was previously filed.

         k.1      Agreements between Elk and the SBA.

                  a. Agreement dated September 9, 1993, was previously filed.
                  b. Agreement dated February 7, 1997, was previously filed.

         k.2 Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim, Extebank and the SBA, dated September 9,1993 (the "Intercreditor Agreement"), was previously filed.

         k.3      Amendments to the Custodian and Intercreditor Agreements.

                  a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994, was previously filed.
                  b.       Form of Amendment adding bank:
                           i. Amendment adding United Mizrahi Bank and Trust Company ("UMB"), dated June , 1995, was previously filed.
                           ii. Amendment adding Sterling National Bank and Trust Company of New York ("Sterling"), dated April , 1996 -- omitted pursuant to Rule 483.

         k.4 Bank Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim and Extebank, dated September 9,1993 (the "Bank Intercreditor Agreement"), was previously filed.

         k.5      Amendments to the Bank Intercreditor Agreement.

                  a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994, was previously filed.
                  b.       Form of Amendment adding bank:
                           i.       Amendment adding UMB, dated June   , 1995,
                                    was previously filed.
                           ii. Amendment adding Sterling, dated April , 1996 -- omitted pursuant to Rule 483.

         k.6 Grid Demand Promissory Note dated August 27, 1999 between Ameritrans and Israel Discount Bank of New York.**.

         k.7 Promissory Note dated January 15, 2000 between Ameritrans and Bank Leumi USA and Letter Agreement of even date between aforementioned parties.**

         k.8 Master Note dated October 4, 1999 between Ameritrans and European American Bank.**

         k.9 Form of indemnity agreement between Ameritrans and each of its directors and officers.*

         l.       Opinion and consent of Stursberg & Veith.**

         n.1      Consent of Marcum & Kliegman LLP.

         r. Power of attorney authorizing Gary C. Granoff to execute and file Registration Statement and amendments -- see signature page of Registration Statement which was previously filed.



--------------------------------------


* Incorporated by reference from the Registrant's Registration Statement on Form N-14 (File No. 333-63951), initially filed September 22, 1998.
** Incorporated by reference from the Registrant's 10-Q (File No. 811-08847) filed February 15, 2000.
***      To be filed by amendment.


ITEM 25.          MARKETING ARRANGEMENTS


         See Section 3 of the Underwriting Agreement, which is attached as Exhibit h.1. hereto, and Section ____ of the Agreement Among Underwriters, which is attached as Exhibit h.2. hereof.


         In connection with the Offering, the Underwriters may over-allot or effect transactions that stabilize or maintain the market price of the Common Stock at a level that might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the Offering:

         SEC registration fee.........................................$3,869
         NASD fees.....................................................1,891
         Nasdaq National Market initial listing fee...................48,750
         Blue Sky fees and expenses...................................50,000
         Accounting fees and expenses.................................50,000
         Legal fees and expenses.....................................150,000
         Printing and engraving fees..................................60,000
         Registrar and transfer agent's fees...........................3,000
         Miscellaneous fees and expenses..........................    32,490
                                                                    --------
                  Total.............................................$400,000

ITEM 27.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Elk Associates Funding Corporation, a New York corporation, is 100% owned by the Registrant.

         Elk Capital Corporation, a New York corporation, is 100% owned by the Registrant.

         EAF Holding Corporation, a New York corporation, is 100% owned by Elk Associates Funding Corporation.

ITEM 28.          NUMBER OF HOLDERS OF SECURITIES

NAME OF CLASS                                      NUMBER OF RECORD HOLDERS
---------------                                      ------------------------


Common Stock, par value $.0001 per share                      ____


ITEM 29.          INDEMNIFICATION.

         The Certificate of Incorporation of Ameritrans Capital Corporation ("Ameritrans") includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of the Delaware General Corporation Law, which eliminates, to the extent permitted by the Delaware General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under the Delaware General Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of a stock repurchase which is unlawful under
Section 174 of the Delaware General Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under the Delaware General Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an unlawful dividend or stock repurchase, or an improper personal benefit. The Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws, such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

         In addition, Ameritrans' By-Laws also includes a provision (the "Indemnification Provision") that requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by the Delaware General Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans. Under the Delaware General Corporation Law, a director or officer of a corporation (i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines, and amounts paid in settlement of such litigation or proceedings (other than an action by or in the right of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses, only upon the determination, by (a) a majority of directors who are not a party to the action (even though less than a quorum), (b) by a committee of such directors designated by a majority of such disinterested directors, (c) under certain circumstances, independent legal counsel in a written opinion, or (d) the stockholders, that indemnification is proper because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions of the Delaware General Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

         The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Accordingly, the Indemnification Provision specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act.

         Ameritrans has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. The Indemnity Agreement clarifies or modifies the indemnification provisions of the Delaware General Corporation Law as follows: (i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans disinterested directors, independent counsel, or a majority of Ameritrans' stockholders that the director or officer has not met the applicable standard of conduct; (ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either (a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested directors (even though less than a quorum), a committee of such directors designated by such disinterested directors, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.

         Ameritrans may in the future elect to purchase directors' and officers' liability insurance, as is permitted by the Delaware General Corporation Law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or, otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         Not applicable.

ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS

         The Registrant maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act, as applicable, pursuant to Section 64 of the 1940 Act.

ITEM 32.          MANAGEMENT SERVICES

         Not applicable.

ITEM 33.          UNDERTAKINGS.

1.       The Registrant hereby undertakes:

         (a) to suspend the Offering until the Prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         (b) that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

         (c) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

2. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions of the Certificate of Incorporation and By-Laws, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication for such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement has been signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 31st day of March, 2000.


                                   AMERITRANS CAPITAL CORPORATION



                                   By:   /s/ GARY C. GRANOFF
                                         -------------------------------------
                                         Gary C. Granoff, President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.





SIGNATURE                                             TITLE                                DATE


/s/ GARY C. GRANOFF                         President, Chairman of the                  March 31, 2000
-----------------------------------------     Board of Directors
Gary C. Granoff                             Financial and Accounting Officer)



/s/ ELLEN M. WALKER*                        Vice President, General Counsel             March 31, 2000
-----------------------------------------     and Director
Ellen M. Walker


/s/ LEE A. FORLENZA*                        Vice President and Director                 March 31, 2000
-----------------------------------------
Lee A. Forlenza


/s/ STEVEN ETRA*                            Vice President and Director                 March 31, 2000
-----------------------------------------
Steven Etra




/s/ MARVIN SABESAN*                         Director                                   March 31, 2000
-----------------------------------------
Marvin Sabesan


/s/ PAUL CREDITOR*                          Director                                   March 31, 2000
-----------------------------------------
Paul Creditor


/s/ ALLEN KAPLAN*                           Director                                   March 31, 2000
-----------------------------------------
Allen Kaplan


/s/ JOHN L. ACIERNO*                        Director                                   March 31, 2000
-----------------------------------------
John L. Acierno


/s/ HOWARD F. SOMMER*                       Director                                   March 31, 2000
-----------------------------------------
Howard F. Sommer


/s/ JOHN R. LAIRD*                          Director                                   March 31, 2000
-----------------------------------------
John R. Laird


By:   /s/ GARY C. GRANOFF
      -----------------------------------
      Gary C. Granoff
      Attorney-in-fact*

                                 EXHIBIT INDEX

Exhibit
Number    Exhibit
---------   -------
a.        Certificate of Incorporation*

b.        By-laws*


f.1 Form of subordinated debentures issued to the U.S. Small Business Administration ("SBA") by Elk Associates Funding Corporation ("Elk") - Debenture issued March 26, 1997 - principal amount - $430,000; Maturity Date - March 1, 2007; Stated Interest Rate - 7.38%, was previously filed.


          The following debentures are omitted pursuant to Rule 483:

          a. Debenture issued September 22, 1993 - principal amount - $1,500,000; Maturity Date - September 1, 2003;
             Stated Interest Rate - 6.12%.

          b. Debenture issued September 22, 1993 - principal amount - $2,220,000; Maturity Date - September 1, 2003;
             Stated Interest Rate - 6.12%.

          c. Debenture issued September 28, 1994 - principal amount - $2,690,000; Maturity Date - September 1, 2004;
             Stated Interest Rate - 8.20%.

          d. Debenture issued December 14, 1995 - principal amount - $1,020,000; Maturity Date - December 1, 2005; Stated Interest Rate - 6.54%.

          e. Debenture issued June 26, 1996 - principal amount - $1,020,000; Maturity Date - June 1, 2006; Stated Interest Rate - 7.71%.


f.2 Security Agreement between Elk and the SBA, dated September 9, 1993 was previously filed..


f.3 Custodian Agreement, Intercreditor Agreement and amendments thereto - See Exhibits j.1, k.2, k.3, and k.4, below.


i.1.      1998 Employee Stock Option Plan*



i.2. Non-Employee Director Stock Option Plan was previously filed was previously filed.



j.1 Custodian Agreement among Elk; Bank Leumi Trust Company of New York ("Leumi"), Israel Discount Bank of New York ("IDB"), Bank Hapoalim B.M. ("Hapoalim") and Extebank; the SBA, and IDB as Custodian; dated September 9, 1993 (the "Custodian Agreement") were previously filed.


k.1       Agreements between Elk and the SBA.


          a. Agreement dated September 9, 1993 was previously filed.

          b. Agreement dated February 7, 1997 was previously filed.

k.2 Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim, Extebank and the SBA, dated September 9,1993 (the "Intercreditor Agreement") was previously filed.

k.3       Amendments to the Custodian and Intercreditor Agreements.

          a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994 was previously filed.

          b. Form of Amendment adding bank:

             i. Amendment adding United Mizrahi Bank and Trust Company ("UMB"), dated June __, 1995 was previously filed.

             ii. Amendment adding Sterling National Bank and Trust Company of
                 New York ("Sterling"), dated April __, 1996 - omitted pursuant to Rule 483.

k.4 Bank Intercreditor Agreement among Elk, Leumi, IDB, Hapoalim and Extebank, dated September 9, 1993 (the "Bank Intercreditor Agreement") was previously filed.

k.5       Amendments to the Bank Intercreditor Agreement.

          a. Amendment removing Hapoalim and Extebank and adding European American Bank ("EAB"), dated September 28, 1994.

          b. Form of Amendment adding bank:

             i.  Amendment adding UMB, dated June __, 1995 was previously filed.

             ii. Amendment adding Sterling, dated April __, 1996 - omitted pursuant to Rule 483.

k.6 Grid Demand Promissory Note dated August 27, 1999 between Ameritrans and Israel Discount Bank of New York. **

k.7 Promissory Note dated January 15, 2000 between Ameritrans and Bank Leumi USA and Letter Agreement of even date between aforementioned parties.**

k.8 Master Note dated October 4, 1999 between Ameritrans and European American Bank.**

k.9 Form of indemnity agreement between Ameritrans and each of its directors and officers.*

l.        Opinion and consent of Stursberg & Veith.***

n.1       Consent of Marcum & Kliegman LLP.

r. Power of attorney authorizing Gary C. Granoff to execute and file Registration Statement and amendments - see signature page of Registration Statement which was previously filed.


-------------------------------------

* Incorporated by reference from the Registrant's Registration Statement on Form N-14 (File No. 333-63951), initially filed September 22,
          1998.

**        Incorporated by reference from the Registrant's 10-Q (File No.
          811-08847) filed February 15, 2000.

***        To be filed by amendment.